File Nos. 33-51626
                                                                       811-07148
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [    ]


                       Post-Effective Amendment No.  [ 18 ]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. [ 19 ]


                        (Check appropriate box or boxes)

                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (248) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)

                                   Copies to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):


/ / immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/X/ 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
 / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                   PROSPECTUS

                                   MAY 1, 2005


                               [PICTURE OMITTED]



               [LOGO]       AVE MARIA CATHOLIC VALUES FUND (AVEMX)
             AVE MARIA          AVE MARIA GROWTH FUND (AVEGX)
               MUTUAL       AVE MARIA RISING DIVIDEND FUND (AVEDX)
               FUNDS             AVE MARIA BOND FUND (AVEFX)



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                            SCHWARTZ INVESTMENT TRUST

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

================================================================================

PROSPECTUS

May 1, 2005


SCHWARTZ INVESTMENT TRUST
3707 West Maple Road
Bloomfield Hills, Michigan 48301
www.avemariafund.com


AVE MARIA CATHOLIC VALUES FUND
AVE MARIA GROWTH FUND                                  MINIMUM INVESTMENT
AVE MARIA RISING DIVIDEND FUND                     Initial purchase - $1,000
AVE MARIA BOND FUND (Class R & I Shares)


INVESTMENT OBJECTIVES

AVE MARIA CATHOLIC VALUES FUND:

Long-term capital appreciation from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church.

AVE MARIA GROWTH FUND:

Long-term capital appreciation, using the growth style, from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church.


AVE MARIA RISING DIVIDEND FUND:

Increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate the core values and teachings of the Roman Catholic Church.


AVE MARIA BOND FUND:

Preservation of principal with a reasonable level of current income.


The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund (individually a "Fund" or together the "Funds") have retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Funds' investments. The Adviser, with the approval of the Board of Trustees, has selected JLB & Associates, Inc. (the "Sub-Adviser") to serve as the sub-adviser to the Ave Maria Growth Fund. In addition, the Funds rely on guidance from the Catholic Advisory Board. The Catholic Advisory Board consists of five members who are actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The Funds are not authorized by the Roman Catholic Church nor is the Catholic Advisory Board affiliated with the Roman Catholic Church.



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

                                     [LOGO]
                                    AVE MARIA
                                     MUTUAL
                                      FUNDS

                                TABLE OF CONTENTS

Risk/Return Summary ......................................................    3

Expense Information ......................................................   16

How to Purchase Shares ...................................................   17

How to Exchange Shares ...................................................   21

How to Redeem Shares .....................................................   22

Dividends and Distributions ..............................................   24

Taxes ....................................................................   24

Operation of the Funds ...................................................   25

The Catholic Advisory Board ..............................................   30

Calculation of Share Price ...............................................   31

Financial Highlights .....................................................   32

Shareholder Privacy Policy ...............................................   36

                               RISK/RETURN SUMMARY

AVE MARIA CATHOLIC VALUES FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria Catholic Values Fund invests primarily in common stocks. The Adviser utilizes Market Guide, a comprehensive financial database, and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. The Fund may invest in companies of all sizes. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards. The Fund practices morally responsible investing. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of marriage.

The prices of shares in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes that the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

The Fund invests in securities of established companies of various market capitalizations. Generally, stocks are purchased with the intent to hold them for three years or more. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE
AVE MARIA CATHOLIC VALUES FUND?

GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS

The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board determines that a company has violated the teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

INVESTMENT STYLE RISK

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

SMALL AND MID-CAP COMPANY RISK

Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Catholic Values Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[THE FOLLOWING WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]


                      2002                 -9.81%
                      2003                 35.55%
                      2004                 20.10%


During the period shown in the bar chart, the highest return for a quarter was 19.59% during the quarter ended June 30, 2003 and the lowest return for a quarter was -15.81% during the quarter ended September 30, 2002.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be less than those shown.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:


The table below shows how the Ave Maria Catholic Value Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                   ONE          SINCE INCEPTION
AVE MARIA CATHOLIC VALUES FUND                     YEAR          (MAY 1, 2001)
                                                   ----          -------------


Return Before Taxes                               19.10%            12.61%

Return After Taxes on Distributions               18.28%            12.34%

Return After Taxes on Distributions
  and Sale of Fund Shares                         13.49%            10.92%

STANDARD & POOR'S 500 INDEX*
  (reflects no deduction for fees,
  expenses, or taxes)                             10.88%             1.71%


* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S.stocks.

--------------------------------------------------------------------------------

AVE MARIA GROWTH FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Sub-Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. The Fund may invest in companies of all sizes.

In selecting investments that have been approved by the Adviser, the Sub-Adviser will rely primarily on fundamental analysis by reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.

The Fund practices morally responsible investing. The Sub-Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Roman Catholic Church and the members actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose polices undermine the Sacrament of marriage.

The Fund's investments are also monitored in relation to the Sub-Adviser's criteria for a growth company. The Sub-Adviser evaluates a company's earnings growth and prospects, price to cash flow, along with other variables to determine whether the company meets its valuation criteria. These companies may include small and mid-cap companies. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Sub-Adviser's investment standards, it is sold regardless of the time held by the Fund. In addition, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA GROWTH FUND?

GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Sub-Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS

The Sub-Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Sub-Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board determines that a company has violated the teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Sub-Adviser that the security be sold.

INVESTMENT STYLE RISK

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Fund's growth style may go out of favor with investors, resulting in a negative impact to the Fund's performance. In addition, the Sub-Adviser may select stocks that fail to appreciate as anticipated.

SMALL AND MID-CAP COMPANY RISK

Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger companies. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks of investing in the Ave Maria Growth Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[THE FOLLOWING WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                        2004               21.47%

During the period shown in the bar chart, the highest return for a quarter was 10.46% during the quarter ended December 31, 2004 and the lowest return for a quarter was 2.49% during the quarter ended September 30, 2004.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:

The table below shows how the Ave Maria Growth Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                  ONE          SINCE INCEPTION
AVE MARIA GROWTH FUND                             YEAR          (MAY 1, 2003)
                                                  ----          -------------

  Return Before Taxes                            20.47%            27.46%

  Return After Taxes on Distributions            20.47%            27.46%

  Return After Taxes on Distributions
    and Sale of Fund Shares                      13.31%            23.60%

STANDARD & POOR'S 500 INDEX*
  (reflects no deduction for fees,
  expenses, or taxes)                            10.88%            20.33%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S.stocks.

--------------------------------------------------------------------------------

AVE MARIA RISING DIVIDEND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying common stocks of companies that do not violate the core values and teachings of the Roman Catholic Church.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets in the common stocks of dividend-paying companies that the Adviser expects to increase their dividends over time and also provide long-term growth of capital. The Adviser believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund's volatility during periods of market turbulence and help offset losses when stock prices are falling.

The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out of favor or undervalued by the market. The Fund may invest in companies of all sizes, although holdings tend to be in small to mid-sized companies. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund's investment objective and standards. The Fund practices morally responsible investing.This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, encompass two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of marriage.

In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

o either a track record of, or the potential for, above-average earnings and dividend growth;

o     a competitive dividend yield;

o a sound balance sheet and solid cash flow to support future dividend increases;

o     a sustainable competitive advantage and leading market position; and

o reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets will be invested in securities meeting the Fund's religious criteria. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In pursuing the Fund's investment objective, the Adviser has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, in keeping with the Fund's objective.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA RISING DIVIDEND FUND?

GENERAL MARKET RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Also, a company may reduce or eliminate its dividend. Stocks and other equity securities are subject to market risks such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

MORAL INVESTING RISKS

The Adviser invests in equity securities only if they meet both the Fund's investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board determines that a company has violated the teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

INVESTMENT STYLE RISK

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to intrinsic value. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

SMALL AND MID-CAP COMPANY RISK

Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The Ave Maria Rising Dividend Fund is new and therefore does not have a performance history for a full calendar year.

--------------------------------------------------------------------------------

AVE MARIA BOND FUND

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The Ave Maria Bond Fund invests primarily (80% or more of its net assets) in investment-grade debt securities of primarily domestic issuers, including corporations, government agencies and municipalities, as well as mortgage-backed and asset-backed securities and money market instruments. This policy and the Fund's investment objective are fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. In selecting securities, the Adviser will focus on the issuer's credit strength as well as the security's effective duration and yield. Effective duration is a measure of a debt security's price sensitivity to interest rate changes. Effective duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.


The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, convertible securities, and common stocks paying dividends. The Fund also seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued.

Under normal circumstances, all of the Fund's investments in corporate debt and equity securities will satisfy the Fund's religious criteria. The Adviser monitors over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. This process is designed to avoid investments in companies it believes offer products or services or engages in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board's members are guided by the magisterium of the Catholic Church and the members actively seek the advice and counsel of Catholic clergy. However, the Fund's investments in U.S. government obligations (or money market instruments that the Fund may invest in for temporary defensive or liquidity purposes) may conflict with the Fund's religious goals.

The Fund will invest at least a majority of its assets in securities rated at least BBB (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities of comparable quality, and in securities issued by the U.S. government, its agencies or its instrumentalities. The Fund will invest no more than 20% of its assets in securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating) or lower.


"Investment-grade" securities are government securities, corporate bonds, debentures or notes or money market instruments rated at least BBB (or an equivalent rating), or unrated securities the Adviser considers to be of comparable quality. The Fund may invest up to 5% of its net assets in securities whose ratings are below investment grade.


Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund's fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The value of fixed income securities tends to decrease when interest rates rise and increase when interest rates fall. While securities with shorter maturities generally offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities. When the Adviser expects interest rates to rise, it may purchase fixed income securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term fixed income securities.

The Fund may invest in securities backed by mortgages, credit card receivables, automobile loans and other assets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA BOND FUND?

GENERAL MARKET RISKS

Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by the Fund might decline in value. As a result, there is a risk you could lose money by investing in the Fund.

MORAL INVESTING RISKS

The Fund's goal of investing in companies that are not in conflict with the teachings and core values of the Roman Catholic Church may hinder the Fund's performance compared to funds that invest based solely on investment considerations. In addition, the Catholic Advisory Board can request that a security be sold from the Fund's portfolio if it is decided that the company has violated the teachings and values of the Roman Catholic Church. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security, it may only recommend to the Adviser that the security be sold.

CREDIT RISK

The value of the Fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.

INTEREST RATE RISK

The value of the Fund's securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund's securities and its share value will decline. A change in interest rates will also change the amount of income the Fund generates.

PREPAYMENT RISK

Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium. Asset-backed securities may also carry a greater default risk than other securities because of the nature of the collateral. For example, credit card receivables are generally unsecured and are subject to consumer credit laws that may permit cardholders to reduce balances due. Holders of automobile receivables may not have an enforceable security interest in the underlying automobiles. In times of financial stress, these securities could become harder to value or to sell.

INVESTMENT GRADE RISK

The Fund's investment grade determination is made at the time of purchase. If a security's investment grade is reduced below investment grade, the Fund is not required to liquidate the position. When a security rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


The bar chart and performance table shown below provide some indication of the risks of investing in the Ave Maria Bond Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

CLASS I PERFORMANCE

[THE FOLLOWING WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                             2004            5.53%

During the period shown in the bar chart, the highest return for a quarter was 3.14% during the quarter ended September 30, 2004 and the lowest return for a quarter was -1.39% during the quarter ended June 30, 2004.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class R shares will be lower than the performance of Class I shares since Class R shares' expenses are higher.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004:

The table below shows how the Ave Maria Bond Fund's average annual total returns compare with those of the Lehman Brothers U.S. Government/Credit Intermediate Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class I shares only and after-tax returns for Class R shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                     ONE         SINCE INCEPTION
AVE MARIA BOND FUND                                 YEAR          (MAY 1, 2003)
                                                    ----          -------------

Class I Shares
  Return Before Taxes                               5.53%             4.86%
  Return After Taxes on Distributions               4.32%             3.80%
  Return After Taxes on Distributions
    and Sale of Fund Shares                         3.62%             3.54%

Class R Shares
  Return Before Taxes                               4.06%             4.45%

LEHMAN BROTHERS U.S. GOVERNMENT/
  CREDIT INTERMEDIATE INDEX* (reflects
  no deduction for fees, expenses, or taxes)        3.04%             2.97%

* The Lehman Brothers U.S. Government/Credit Intermediate Index is an unmanaged index generally representative of the performance of intermediate term bonds.

--------------------------------------------------------------------------------

                              EXPENSE INFORMATION

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases ...........................   None
Maximum Contingent Deferred Sales Charge (Load)
  (as a percentage of original purchase price or the net asset
  value at the time redeemed, whichever is less) ...................     1% (1)
Sales Charge (Load) Imposed on Reinvested Dividends ................   None
Redemption Fee .....................................................   None
Exchange Fee .......................................................   None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                    Ave Maria                    Ave Maria
                                    Catholic      Ave Maria       Rising
                                     Values         Growth       Dividend           Ave Maria
                                      Fund           Fund          Fund             Bond Fund
                                    ---------     ---------      ---------      -----------------
                                                                                Class R   Class I
                                                                                -----------------
Management Fees ...................   1.00%          1.00%         0.75%          0.30%    0.30%
Service (12b-1) Fees ..............   0.25%          0.25%         None           0.25%    0.00%(2)
Other Expenses ....................   0.27%          0.54%         0.75% (3)      0.76%    0.42%
                                      ----           ----          ----           ----     ----
Total Annual Fund Operating
     Expenses .....................   1.52%          1.79%         1.50%          1.31%    0.72%
Fee Waiver and/or Expense
     Reimbursement(4) ............      --           0.29%         0.25%          0.61%    0.42%
                                      ----           ----          ----           ----     ----
Net Expenses ......................   1.52%          1.50%         1.25%          0.70%    0.30%

(1) The contingent deferred sales load applies only if shares are redeemed or exchanged within one year of purchase. Shares of the Ave Maria Rising Dividend Fund and Class I shares of the Ave Maria Bond Fund are not subject to the contingent deferred sales load.


(2) The Trust has adopted a Shareholder Servicing Plan under which Class I shares of the Ave Maria Bond Fund may incur expenses related to the distribution of such shares. The annual limitation for payment of such expenses under the Shareholder Servicing Plan is 0.10% of average daily net assets allocable to Class I shares. However, Class I shares of the Fund did not incur any expenses pursuant to the Shareholder Servicing Plan during the most recent fiscal period.


(3) Other Expenses for the Ave Maria Rising Dividend Fund are based on estimated amounts for the current fiscal year.

(4) The Adviser contractually agreed, until May 1, 2005, to waive advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Catholic Values Fund would not exceed 1.50%. The Adviser has contractually agreed to waive advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Growth Fund do not exceed 1.50% and the net expenses of Class R and Class I shares of the Ave Maria Bond Fund do not exceed 0.70% and 0.30%, respectively, until at least May 1, 2007. The Adviser has contractually agreed to waive advisory fees or reimburse a portion of operating expense so that the net expenses of the Ave Maria Rising Dividend Fund do not exceed 1.25%, until at least May 1, 2008. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by a Fund (or in the case of the Bond Fund, by each class of shares) for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided a Fund (or respective class) is able to make such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. The Example also takes into effect the Adviser's contractual arrangement to maintain each Fund's expenses at the agreed upon level. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  Ave Maria                   Ave Maria
                   Catholic      Ave Maria      Rising
                    Values        Growth       Dividend          Ave Maria
                     Fund          Fund          Fund            Bond Fund
                  ---------      ---------     ---------    ------------------
                                                            Class R    Class I
                                                            ------------------
1 Year             $  255        $  253          $ 127       $  172       $ 31
3 Years               480           505            397          291        143
5 Years               829           914                         598        315
10 Years            1,813         2,056                       1,469        813

You would pay the following expenses if you did not redeem your shares:

                  Ave Maria                   Ave Maria
                   Catholic      Ave Maria      Rising
                    Values        Growth       Dividend          Ave Maria
                     Fund          Fund          Fund            Bond Fund
                  ---------      ---------     ---------    ------------------
                                                            Class R    Class I
                                                            ------------------
1 Year             $  155        $  153         $  127       $  72        $ 31
3 Years               480           505            397          291        143
5 Years               829           914                         598        315
10 Years            1,813         2,056                       1,469        813


--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

Your initial investment in a Fund ordinarily must be at least $1,000 (except that a $25 million initial investment is required to purchase Class I shares of the Ave Maria Bond Fund). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT

You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. Third party checks and cashiers checks will not be accepted.

Shares of the Funds may be purchased or sold through brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-726-9331) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

CONTINGENT DEFERRED SALES LOAD


Shares of each Fund (except for the Ave Maria Rising Dividend Fund and Class I shares of the Ave Maria Bond Fund) are generally subject to a contingent deferred sales load of 1% on redemptions made within one year of their purchase. The contingent deferred sales load will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the shares being redeemed, or (2) the net asset value of such shares at the time they are redeemed. A contingent deferred sales load will not be imposed upon redemptions of shares held for more than one year. Subject to federal securities laws, the Adviser may pay from its own resources compensation of up to 1% of the purchase amount to your broker, investment adviser, financial planner or financial institution at the time you purchase shares.

Shares of the Funds purchased after December 31, 2004 are not subject to the contingent deferred sales load if the shares are purchased either directly from the Funds or through a broker-dealer or other financial intermediary that does not receive any compensation in connection with such purchase.

The contingent deferred sales load is not imposed upon accounts established by investment advisory clients of the Adviser, or by Trustees and officers of the Trust or members of the Catholic Advisory Board, or by organizations or retirement plans affiliated with the forgoing individuals. The contingent deferred sales load is also waived in connection with required distributions from IRA accounts due to the shareholder reaching age 701/2. The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue
Code) of a shareholder named on the account. The Funds may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan (see "How to Redeem Shares"). In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established. The contingent deferred sales load is waived with respect to shares of the Fund held through accounts (i) established under "wrap" or other fee-based programs sponsored and maintained by registered investment advisers, broker-dealers or other financial intermediaries and approved by the Fund's principal underwriter, and (ii) self-directed defined contribution employee benefit plans (for example, 401(k) plans).

All sales loads imposed on redemptions are paid to the Fund's principal underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


ADDING TO YOUR ACCOUNT

You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. Bank wires should be sent as instructed above. You may also make additional investments at the Funds' offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement.

AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ADDITIONAL INFORMATION

The Funds will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, will monitor shareholder trading activity in order to ensure it complies with the Funds' policies. The Funds will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund's investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Funds reserve the right at any time to reject or cancel any purchase or exchange request that it believes to be market timing; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions.



The Funds' account application contains provisions in favor of the Funds, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

--------------------------------------------------------------------------------

                             HOW TO EXCHANGE SHARES


Shares of one Fund may be exchanged for shares of another Fund. Fund shares that are subject to a contingent deferred sales load will be assessed the load on exchanges among the Funds if they occur within one year of the original purchase date. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the net asset value next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

      o     Your name and telephone number
      o     The exact name of your account and your account number
      o     Taxpayer identification number (usually your Social Security number)
      o     Dollar value or number of shares to be exchanged
      o     The name of the Fund from which the exchange is to be made
      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

--------------------------------------------------------------------------------

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

ADDITIONAL INFORMATION

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds reserve the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Each Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS


The Ave Maria Catholic Values Fund and the Ave Maria Growth Fund expect to distribute substantially all of their net investment income, if any, on an annual basis. The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis. The Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.


Distributions are paid according to one of the following options:

Share Option --   income distributions and capital gains distributions
                  reinvested in additional shares.

Income Option --  income distributions paid in cash; capital gains distributions reinvested in additional shares.

Cash Option --    income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

--------------------------------------------------------------------------------

                                      TAXES


Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net capital gains which it distributes to shareholders. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave

Maria Rising Dividend Fund expect most of their distributions to be in the form of capital gains and the Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund's distributions could vary in any given year.


Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.


If you buy shares of a Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.


You should consult your tax advisor about the tax effect of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.


--------------------------------------------------------------------------------

                             OPERATION OF THE FUNDS

Each Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

INVESTMENT ADVISER


The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Funds' investments. The Adviser has been registered as an investment adviser since 1988 and has over $600 million of assets under management as of December 31, 2004. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser.

The Ave Maria Catholic Values Fund and the Ave Maria Growth Fund each pay the Adviser an investment advisory fee at the annual rate of 1% of the average value of its daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the average value of its daily net assets. The Ave Maria Bond Fund pays the Adviser an investment advisory fee at the annual rate of 0.30% of the average value of its daily net assets.

Since October 1, 2003, George P. Schwartz, CFA and Gregory R. Heilman, CFA have served as co-portfolio managers of the Ave Maria Catholic Values Fund. From July 1, 2002 until October 1, 2003, Mr. Schwartz was sole day-today portfolio manager of the Fund. For more than 20 years, Mr. Schwartz has been President and Chief Investment Officer of the Adviser. Since 2003, Mr. Heilman has been Senior Vice President and Portfolio Manager of the Adviser. From 1999 until August 2003, Mr. Heilman was Vice President and Portfolio Manager with Gries Financial LLC.

Richard L. Platte, Jr., CFA is, and since the Fund's inception has been, primarily responsible for managing the portfolio of the Ave Maria Bond Fund. Mr. Platte is Executive Vice President of the Adviser, and he has been with the Adviser since 1987.

George P. Schwartz, CFA and Richard L. Platte, Jr., CFA are primarily responsible for managing the portfolio of the Ave Maria Rising Dividend Fund.


SUB-ADVISER

Subject to the authority of the Board of Trustees and the supervision of the Adviser, the Adviser retains JLB & Associates, Inc. (the "Sub-Adviser"), 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, to provide the Ave Maria Growth Fund with a continuous program of investing the Fund's assets and determining the composition of the Fund's portfolio. James L. Bashaw, CFA is primarily responsible for managing the portfolio of the Ave Maria Growth Fund. For more than 10 years, Mr. Bashaw has been President and Chief Investment Officer of the Sub-Adviser. Compensation of the Sub-Adviser is paid by the Adviser (not the Ave Maria Growth Fund) at the annual rate of 0.40% of the average value of the Fund's daily net assets. The Sub-Adviser's fee will be reduced on a pro-rata basis to the extent that the Adviser waives any of its advisory fees or reimburses expenses of the Fund.

PRIOR PERFORMANCE OF SEPARATE ACCOUNTS MANAGED BY THE ADVISER AND AVE MARIA GROWTH FUND'S SUB-ADVISER

            SCHWARTZ INVESTMENT COUNSEL, INC. - FIXED INCOME ACCOUNT

The investment performance illustrated below represents separate Fixed Income Account performance of the Adviser for the periods ending December 31, 2004. The Fixed Income Account includes all accounts that are managed with investment objectives, policies and strategies substantially similar to those employed by the Adviser in managing the Ave Maria Bond Fund. George P. Schwartz, CFA, President of the Adviser, has been primarily responsible for the day-to-day management of the Fixed Income Account throughout the entire period presented. Mr. Platte, Executive Vice President of the Adviser, started co-managing the Fixed Income Account in 1987 and has served in that capacity since. Mr. Platte is primarily responsible for the day-today management of the Ave Maria Bond Fund's portfolio. These numbers do not indicate how the Ave Maria Bond Fund will perform in the future. Past performance is not a guarantee of future results.

The performance data below, which was calculated by the Adviser, represents prior performance of a separately managed Fixed Income Account and not the prior performance of the Ave Maria Bond Fund and should not be relied upon by investors as an indication of future performance of the Ave Maria Bond Fund. However, it does provide investors a summary of the Adviser's experience in managing fixed income securities. These returns include deductions for management fees and other applicable expenses incurred in the management of the account. As a point of comparison, the performance of Lehman Brothers Government/Credit Intermediate Index is also presented. The Fixed Income Account, like the Ave Maria Bond Fund, selects primarily investment grade debt securities of primarily domestic issuers, including corporations and government agencies. This is consistent with the Lehman Brothers Intermediate U.S. Government/Credit Index which includes government treasury and agency securities as well as corporate bonds.

                                                       Lehman Brothers
                                                         Intermediate
                             Schwartz Fixed             U.S. Government/
ANNUALIZED RETURNS*          Income Account              Credit Index
                             --------------              ------------
1 Year                            2.9%                         3.0%
5 Years                           6.2%                         7.2%
10 Years                          7.1%                         7.2%
15 Years                          7.1%                         7.3%
20 Years                          8.5%                         8.5%

* ANNUALIZED RETURNS - The performance of the Fixed Income Account is unaudited, has been computed by the Adviser and has not been independently verified. The method of calculating performance differs from the standardized methodology promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940 and used by mutual funds to calculate performance and results in a total return different from that derived from the standardized methodology. All performance data presented is net of advisory fees and other expenses charged to the Fixed Income Accounts. The Ave Maria Bond Fund's fees and expenses are higher than those of the Fixed Income Account, which would lower the performance.

While the Adviser employs for the Ave Maria Bond Fund investment objectives, policies and strategies that are substantially similar to those that were employed in managing the Fixed Income Account, the Adviser, in managing the Fund, may be subject to certain restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code on its investment activities to which, as the investment adviser to the Fixed Income Account, it was not previously subject. Examples include limits on percentages of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Such restrictions, if they had been applicable to the Fixed Income Account, may have adversely affected the performance results of the Fixed Income Account. In addition, the Fixed Income Account is not subject to the religious criteria of the Ave Maria Bond Fund. If the Fund's religious criteria had been applicable to the Fixed Income Account, this may have adversely affected performance results of the Fixed Income Account.

Operating expenses and sales loads may be incurred by the Fund which were not incurred by the Fixed Income Account. While the Fixed Income Account incurs inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not impact the Fund's performance for the periods presented. It is not intended that the foregoing performance data be relied upon by investors as an indication of future performance of the Ave Maria Bond Fund. The performance data is not generally available to the public and all performance data is derived from and maintained by the Adviser.

            JLB & ASSOCIATES, INC. - EQUITY ACCOUNT COMPOSITE

The investment performance illustrated below represents Equity Account Composite performance of the Sub-Adviser for the periods ended December 31, 2004. The Equity Account Composite includes all accounts that were managed with investment objectives, policies and strategies substantially similar to those employed by the Sub-Adviser in managing the Ave Maria Growth Fund. James L. Bashaw, CFA, President of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Equity Account Composite throughout the entire period presented. Mr. Bashaw is likewise primarily responsible for the day-to-day management of the Ave Maria Growth Fund's portfolio. These numbers do not indicate how the Ave Maria Growth Fund will perform in the future. Past performance is not a guarantee of future results.

The performance data below, which was calculated by the Sub-Adviser, represents prior performance of separately managed equity accounts and not the prior performance of the Ave Maria Growth Fund and should not be relied upon by investors as an indication of future performance of the Ave Maria Growth Fund. However, it does provide investors a summary of the Sub-Adviser's experience in managing equity securities. These returns include deductions for management fees and other applicable expenses incurred in the management of the accounts. As a point of comparison, the performance of the S&P 500 Index is also presented. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The S&P 500 provides a prospective investor with a good comparison to how the Ave Maria Growth Fund will be managed, including sector diversity and market capitalization.


                                       JLB Equity
ANNUALIZED RETURNS*                Account Composite               S&P 500 Index
                                   -----------------               -------------
1 Year                                   xx.x%                         10.9%
5 Years                                  xx.x%                         -2.3%
10 Years                                 xx.x%                         12.1%
15 Years                                 xx.x%                         10.9%

* ANNUALIZED RETURNS - The performance of the Equity Account Composite is unaudited, has been computed by the Sub-Adviser and has not been independently verified. The method of calculating performance differs from the standardized methodology promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940 and used by mutual funds to calculate performance and results in a total return different from that derived from the standardized methodology. All performance data presented is net of advisory fees and other expenses charged to the Equity Account Composite. The Ave Maria Growth Fund's fees and expenses are higher than those of the Equity Account Composite, which would lower the performance.


While the Sub-Adviser employs for the Ave Maria Growth Fund investment objectives, policies and strategies that are substantially similar to those that were employed in managing the Equity Account Composite, the Sub-Adviser, in managing the Fund, may be subject to certain restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code on its investment activities to which, as the investment adviser to the Equity Account Composite, it was not previously subject. Examples include limits on percentages of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Such restrictions, if they had been applicable to the Equity Account Composite, may have adversely affected the performance results of the Equity Account Composite. In addition, the Equity Account Composite is not subject to the religious criteria of the Ave Maria Growth Fund. If the Fund's religious criteria had been applicable to the Equity Account Composite, this may have adversely affected performance results of the Equity Account Composite.

Operating expenses and sales loads may be incurred by the Ave Maria Growth Fund which were not incurred by the Equity Account Composite. While the Equity Account Composite incurs inflows and outflows of cash, there can be no assurance that the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will not impact the Fund's performance for the periods presented. It is not intended that the foregoing performance data be relied upon by investors as an indication of future performance of the Ave Maria Growth Fund. The performance data is not generally available to the public and all performance data is derived from and maintained by the Sub-Adviser.

DISTRIBUTOR


Ultimus Fund Distributors, LLC (the "Distributor") serves as the distributor of shares of the Funds. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Fund's administrator and transfer agent. The Funds may be distributed through other broker-dealers as well.

SHAREHOLDER SERVICING PLAN (12b-1 FEES)

Each Fund (except for the Ave Maria Rising Dividend Fund) has adopted a Shareholder Servicing Plan (the "Plan"). The Plan allows the Funds to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and personal and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's average daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.


                           THE CATHOLIC ADVISORY BOARD

Each member of the Catholic Advisory Board has served for many years on Catholic boards, committees, foundations and other Catholic organizations. They have all interfaced closely with the hierarchy of the Catholic Church, including bishops, archbishops, and in some cases, the Pope. All of them are familiar with the magisterium of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The companies considered for investment in the Funds are screened using publicly available information as well as information from the Adviser, shareholders and other sources. The Catholic Advisory Board's members actively seek the advice and counsel of Catholic clergy in determining if companies meet the Funds' religious criteria.

The members of the Catholic Advisory Board are:

         BOWIE K. KUHN, CHAIRMAN
         Former Commissioner of Major League Baseball

         THOMAS S. MONAGHAN
         Former CEO of Domino's Pizza, Inc.

         PAUL R. RONEY
         Executive Director of the Ave Maria Foundation

         MICHAEL NOVAK
         Author, columnist and former U.S. Ambassador

         PHYLLIS SCHLAFLY
         Founder of Eagle Forum

HIS EMINENCE ADAM CARDINAL MAIDA is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

The Catholic Advisory Board acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The Catholic Advisory Board will make its best determination as to whether a particular security is consistent with the values and teachings of the Catholic Church; however, the members of the Board do not represent the Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

                           CALCULATION OF SHARE PRICE

On each day that the Funds are open for business, the share price (net asset value) of each Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. With respect to the Ave Maria Bond Fund, the net asset value of each class of shares is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


The Funds' portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Information is not provided for the Ave Maria Rising Dividend Fund because the public offering of that Fund has not commenced as of the date of this Prospectus.


AVE MARIA CATHOLIC VALUES FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR           YEAR           YEAR         PERIOD
                                               ENDED          ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2004           2003           2002          2001(a)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....  $  12.75       $   9.47        $  10.50       $  10.00
                                             --------       --------        --------       --------

Income (loss) from investment operations:
  Net investment income (loss) ............     (0.05)         (0.03)          (0.01)          0.02
  Net realized and unrealized gains
    (losses) on investments ...............      2.61           3.40           (1.02)          0.51
                                             --------       --------        --------       --------
Total from investment operations ..........      2.56           3.37           (1.03)          0.53
                                             --------       --------        --------       --------

Less distributions:
  From net investment income ..............        --             --              --          (0.02)
  From net realized gains on investments ..     (0.69)         (0.09)             --          (0.01)
  In excess of net realized gains
    on investments ........................        --             --              --          (0.00)
                                             --------       --------        --------       --------
Total distributions .......................     (0.69)         (0.09)             --          (0.03)
                                             --------       --------        --------       --------

Net asset value at end of period ..........  $  14.62       $  12.75        $   9.47       $  10.50
                                             ========       ========        ========       ========

Total return(c) ...........................      20.1%          35.6%           (9.8)%          5.3%(b)
                                             ========       ========        ========       ========

Ratios/Supplementary Data:
Net assets at end of period (000's) .......  $248,070       $144,956        $ 61,802       $ 23,953
                                             ========       ========        ========       ========

Ratio of net expenses to
  average net assets(d) ...................      1.50%          1.50%           1.50%          1.50%(e)

Ratio of net investment income (loss)
  to average net assets ...................     (0.44)%        (0.28)%         (0.14)%         0.39%(e)

Portfolio turnover rate ...................        34%            58%             86%            44%(e)

(a) Represents the period from the initial public offering (May 1, 2001) through December 31, 2001.

(b)   Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.56%, 1.69%, and 2.09%(e) for the periods ended December 31, 2004, 2003, 2002, and 2001, respectively.

(e)   Annualized.

AVE MARIA GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                 YEAR             PERIOD
                                                                 ENDED             ENDED
                                                              DECEMBER 31,      DECEMBER 31,
                                                                 2004             2003(a)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period ......................  $ 12.34           $ 10.00
                                                               -------           -------

Income (loss) from investment operations:
  Net investment loss .......................................    (0.03)            (0.02)
  Net realized and unrealized gains on investments ..........     2.68              2.36
                                                               -------           -------
Total from investment operations ............................     2.65              2.34
                                                               -------           -------

Less distributions:
  From net investment income ................................       --                --
  From net realized gains on investments ....................       --                --
                                                               -------           -------
Total distributions .........................................       --                --
                                                               -------           -------

Net asset value at end of period ............................  $ 14.99           $ 12.34
                                                               =======           =======

Total return (c) ............................................     21.5%             23.4%(b)
                                                               =======           =======

Ratios/Supplementary Data:
Net assets at end of period (000's) .........................  $51,574           $15,105
                                                               =======           =======

Ratio of net expenses to average net assets (d) .............     1.50%             1.49%(e)

Ratio of net investment loss to average net assets ..........    (0.29)%           (0.36)%(e)

Portfolio turnover rate .....................................        3%                0%

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)   Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.79% and 2.61%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)   Annualized.

AVE MARIA BOND FUND - CLASS I

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                       YEAR            PERIOD
                                                                      ENDED            ENDED
                                                                   DECEMBER 31,     DECEMBER 31,
                                                                       2004             2003(a)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $ 10.09           $ 10.00
                                                                     -------           -------

Income from investment operations:
  Net investment income .........................................       0.28              0.16
  Net realized and unrealized gains on investments ..............       0.27              0.10
                                                                     -------           -------
Total from investment operations ................................       0.55              0.26
                                                                     -------           -------

Less distributions:
  From net investment income ....................................      (0.28)            (0.16)
  From net realized gains on investments ........................      (0.07)            (0.01)
                                                                     -------           -------
Total distributions .............................................      (0.35)            (0.17)
                                                                     -------           -------

Net asset value at end of period ................................    $ 10.29           $ 10.09
                                                                     =======           =======

Total return (c) ................................................        5.5%              2.6%(b)
                                                                     =======           =======

Ratios/Supplementary Data:
Net assets at end of period (000's) .............................    $32,458           $30,773
                                                                     =======           =======

Ratio of net expenses to average net assets (d) .................       0.30%             0.30%(e)

Ratio of net investment income to average net assets ............       2.77%             2.36%(e)

Portfolio turnover rate .........................................         47%               50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)   Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.72% and 0.71%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)   Annualized.

AVE MARIA BOND FUND - CLASS R

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                       YEAR            PERIOD
                                                                      ENDED            ENDED
                                                                   DECEMBER 31,     DECEMBER 31,
                                                                       2004             2003(a)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................     $ 10.09           $ 10.00
                                                                     -------           -------

Income from investment operations:
  Net investment income ........................................        0.24              0.14
  Net realized and unrealized gains on investments .............        0.26              0.10
                                                                     -------           -------
Total from investment operations ...............................        0.50              0.24
                                                                     -------           -------

Less distributions:
  From net investment income ...................................       (0.24)            (0.14)
  From net realized gains on investments .......................       (0.07)            (0.01)
                                                                     -------           -------
Total distributions ............................................       (0.31)            (0.15)
                                                                     -------           -------

Net asset value at end of period ...............................     $ 10.28           $ 10.09
                                                                     =======           =======

Total return (c) ...............................................         5.1%              2.4%(b)
                                                                     =======           =======

Ratios/Supplementary Data:
Net assets at end of period (000's) ............................     $ 6,491           $ 1,502
                                                                     =======           =======

Ratio of net expenses to average net assets (d) ................        0.70%             0.69%(e)

Ratio of net investment income to average net assets ...........        2.37%             1.96%(e)

Portfolio turnover rate ........................................          47%               50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)   Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.31%and 2.49%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)   Annualized.

================================================================================
                           SHAREHOLDER PRIVACY POLICY


This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."


WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.)

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about your or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, brokerdealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, CALL 1-888-726-9331 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.
================================================================================

================================================================================

         BOARD OF TRUSTEES                             OFFICERS

          John E. Barnds                     Gregory J. Schwartz, Chairman
          Peter F. Barry                  George P. Schwartz, CFA, President
       Donald J. Dawson, Jr.           Richard L. Platte, Jr., CFA, VP/Secretary
      George P. Schwartz, CFA               Timothy S. Schwartz, Treasurer
       Gregory J. Schwartz                    Cynthia M. Dickinson, Chief
       Fred A. Erb, Emeritus                      Compliance Officer
     John J. McHale, Emeritus            Robert G. Dorsey, Assistant Secretary
    Sidney F. McKenna, Emeritus           John F. Splain, Assistant Secretary
                                        Mark J. Seger, CPA, Assistant Treasurer
                                       Theresa M. Bridge, CPA, Assist. Treasurer
                                        Craig J. Hunt, Assistant Vice President


        INVESTMENT ADVISER                       PRIMARY SELLING AGENT

SCHWARTZ INVESTMENT COUNSEL, INC.           GREGORY J. SCHWARTZ & CO., INC.
        3707 W. Maple Road                        3707 W. Maple Road
 Bloomfield Hills, Michigan 48301          Bloomfield Hills, Michigan 48301
           248-644-8500                              248-644-2701

          TRANSFER AGENT                        INDEPENDENT REGISTERED
                                                PUBLIC ACCOUNTING FIRM
    ULTIMUS FUND SOLUTIONS, LLC
          P.O. Box 46707                         DELOITTE & TOUCHE LLP
    Cincinnati, Ohio 45246-0707                 180 N. Stetson Avenue
                                               Chicago, Illinois 60606


           LEGAL COUNSEL                               DISTRIBUTOR

     SULLIVAN & WORCESTER LLP                ULITMUS FUND DISTRIBUTORS, LLC
   1666 K Street N.W. Suite 700              225 Pictoria Drive, Suite 450
      Washington, D.C. 20006                     Cincinnati, Ohio 45246

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                             AVE MARIA MUTUAL FUNDS

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

                                 1-888-726-9331

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-07148

                        SCHWARTZ INVESTMENT COUNSEL, INC.
                                ESTABLISHED 1980

                               [PICTURE OMITTED]

                              3707 WEST MAPLE ROAD
                        BLOOMFIELD HILLS, MICHIGAN 48301
                             www.schwartzinvest.com


--------------------------------------------------------------------------------
              FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT,
                    PLEASE CONTACT YOUR FINANCIALADVISER OR
                 CALL TOLL-FREE 1-866-AVE-MARIA (1-866-283-6274)
                         OR VISIT www.avemariafund.com.
--------------------------------------------------------------------------------

Schwartz Investment Trust                                            PROSPECTUS
3707 W. Maple Road                                                   May 1, 2005
Bloomfield Hills                   [PICTURE OMITTED]
Michigan 48301
(248) 644-8500


                           SCHWARTZ VALUE FUND (RCMFX)
================================================================================

                              INVESTMENT OBJECTIVE:
                         Long-term capital appreciation

                               MINIMUM INVESTMENT:
                           Initial purchase - $10,000

The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.


This Prospectus has the information about the Fund that you should know before investing. You should read it carefully and keep it with your investment records.


                                TABLE OF CONTENTS
================================================================================
Risk/Return Summary ......................................................    2
Expense Information ......................................................    5
Additional Investment Information ........................................    6
How to Purchase Shares ...................................................    7
How to Redeem Shares .....................................................   12
Dividends and Distributions ..............................................   13
Taxes ....................................................................   14
Operation of the Fund ....................................................   15
Calculation of Share Price ...............................................   16
Financial Highlights .....................................................   17

Shareholder Privacy Policy ...............................................   18



--------------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upn the accuracy or adequecy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests primarily in common stocks. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.

The Adviser intends to hold securities for an average of 3 to 5 years. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

The Fund may invest in securities of companies of all sizes, although emphasis is placed on small and medium-sized companies because the Adviser believes these companies are more likely to offer superior opportunities for capital appreciation.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to the market and its peers. It is the Adviser's expectation that the market will ultimately recognize these undervalued stocks and their prices will rise to more closely reflect their true value. If the market does not recognize these companies, their stock prices may remain stable or decrease.

Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[THE FOLLOWING WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]


1995               16.89%
1996               18.27%
1997               28.04%
1998              -10.38%
1999               -2.45%
2000                9.27%
2001               28.09%
2002              -14.91%
2003               39.28%
2004               22.60%

During the period shown in the bar chart, the highest return for a quarter was 21.64% during the quarter ended June 30, 2003 and the lowest return for a quarter was -18.13% during the quarter ended September 30, 2002. The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be less than those shown.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


The table below shows how the Fund's average annual total returns compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                  One       Five        Ten
                                                  Year      Years      Years
                                                 ----------------------------
SCHWARTZ VALUE FUND
  Return Before Taxes .........................  21.60%     15.25%     12.15%
  Return After Taxes on Distributions .........  18.23%     13.50%     10.27%
  Return After Taxes on Distributions
    and Sale of Fund Shares ...................  16.92%     12.75%      9.87%

RUSSELL 2000 INDEX* (reflects no
  deduction for fees, expenses, or taxes) .....  18.33%      6.61%     11.53%


* The Russell 2000 Index, representing approximately 8% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

  Sales Charge (Load) Imposed on Purchases .........................  None
  Maximum Contingent Deferred Sales Charge (Load) (as a
    percentage of original purchase price or the net asset value
    at the time redeemed, whichever is less) .......................     1%(1)
  Sales Charge (Load) Imposed on Reinvested Dividends ..............  None
  Redemption Fee ...................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


  Management Fees ..................................................  1.25%(2)
  Other Expenses ...................................................  0.32%
                                                                      ----
  Total Annual Fund Operating Expenses .............................  1.57%
                                                                      ====

(1) The contingent deferred sales load applies only if shares are redeemed within one year of purchase. Shares of the Fund purchased after December 31, 2004 are not subject to the contingent deferred sales load if the shares are purchased either directly from the Fund or through a broker-dealer or other financial intermediary that does not receive any compensation in connection with such purchase.

(2) Management Fees have been restated to reflect a reduction in such fees effective February 1, 2005.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year        $   259
                 3 Years            496
                 5 Years            855
                10 Years          1,867


You would pay the following expenses if you did not redeem your shares:


                  1 Year        $   159
                 3 Years            496
                 5 Years            855
                10 Years          1,867

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. Emphasis is also placed on companies undergoing changes in operations, management, capital allocation, strategies, product transitions, or other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value.

The Fund will typically invest a substantial portion of its assets in small and mid-capitalization companies. While small and mid-cap companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

For temporary defensive purposes, the Fund may from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund's ability to achieve its investment objective.

HOW TO PURCHASE SHARES
================================================================================
Your initial investment in the Fund ordinarily must be at least $10,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Third party checks and cashiers checks will not be accepted. An account application is included in this Prospectus.

Shares of the Fund may be purchased or sold through the Charles Schwab & Co., Inc. Mutual Fund MarketplaceTM and through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Provided the Trust has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-726-0753) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

CONTINGENT DEFERRED SALES LOAD. Shares of the Fund are generally subject to a contingent deferred sales load of 1% on redemptions made within one year of their purchase. The contingent deferred sales load will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the shares being redeemed, or (2) the net asset value of such shares at the time they are redeemed. A contingent deferred sales load will not be imposed upon redemptions of shares held for more than one year. Subject to federal securities laws, the Adviser may pay from its own resources compensation of up to 1% of the purchase amount to your broker, investment adviser, financial planner or financial institution at the time you purchase shares.

Shares of the Fund purchased after December 31, 2004 are not subject to the contingent deferred sales load if the shares are purchased either directly from the Fund or through a broker-dealer or other financial intermediary that does not receive any compensation in connection with such purchase.

The contingent deferred sales load is not imposed upon accounts established by investment advisory clients of the Adviser, or by Trustees and officers of the Trust, or by organizations or retirement plans affiliated with the forgoing individuals. The contingent deferred sales load is also waived in connection with required distributions from IRA accounts due to the shareholder reaching age 70 1/2. The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan (see "How to Redeem Shares"). In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established. The contingent deferred sales load is waived with respect to shares of the Fund held through accounts (i) established under "wrap" or other fee-based programs sponsored and maintained by registered investment advisers, broker-dealers or other financial intermediaries and approved by the Fund's principal underwriter, and (ii) self-directed defined contribution employee benefit plans (for example, 401(k) plans).

All sales loads imposed on redemptions are paid to the Fund's principal underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, by bank wire or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Bank wires should be sent as instructed above. You may also make additional investments at the Fund's offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.

AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.


In general, the Fund is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Fund discourages frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, will monitor shareholder trading activity in order to ensure it complies with the Fund's policies. The Fund will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Fund reserves the right at any time to reject or cancel any purchase request that it believes to be market timing; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions.


The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-726-0753 for additional information.

ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --  income distributions and capital gains distributions reinvested in additional shares.

Income Option -- income distributions paid in cash; capital gains distributions reinvested in additional shares.

Cash Option --   income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most of its distributions to be in the form of capital gains; however, the nature of the Fund's distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.


If you buy shares of the Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.


You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.


OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1988 and has over $600 million of assets under management as of December 31, 2004. The controlling shareholder of the Adviser is George P. Schwartz, who is President of both the Trust and the Adviser. Mr. Schwartz is, and since the Fund's inception has been, primarily responsible for managing the Fund's portfolio.

Effective February 1, 2005, the Fund pays the Adviser an investment advisory fee at the annual rate of 1.25% of the average value of its daily net assets up to $100 million and 1% of such assets in excess of $100 million. The aggregate fee paid to the Adviser for the fiscal year ended December 31, 2004 was equal to 1.50% of the Fund's average daily net assets.

Ultimus Fund Distributors, LLC (the "Distributor"), serves as the distributor of shares of the Fund. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Fund's administrator and transfer agent. The Fund may be distributed through other broker-dealers as well.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's porfolio securities is available in the Statement of Additional Information.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================================

                                                                  YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------
                                                2004          2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year          $ 25.84       $ 20.20       $ 23.74       $ 20.62       $ 19.74
                                              -------       -------       -------       -------       -------
Income (loss) from investment operations:
  Net investment loss                           (0.21)        (0.16)        (0.21)        (0.12)        (0.01)
  Net realized and unrealized
    gains (losses) on investments                6.02          8.10         (3.33)         5.91          1.84
                                              -------       -------       -------       -------       -------
Total from investment operations                 5.81          7.94         (3.54)         5.79          1.83
                                              -------       -------       -------       -------       -------

Less distributions:
  From net realized gains
    on investments                              (4.61)        (2.30)           --         (2.67)        (0.92)
  In excess of net realized gains
    on investments                                 --            --            --            --         (0.03)
                                              -------       -------       -------       -------       -------
Total distributions                             (4.61)        (2.30)           --         (2.67)        (0.95)
                                              -------       -------       -------       -------       -------

Net asset value at end of year                $ 27.04       $ 25.84       $ 20.20       $ 23.74       $ 20.62
                                              =======       =======       =======       =======       =======

Total return (a)                                 22.6%         39.3%        (14.9)%        28.1%          9.3%
                                              =======       =======       =======       =======       =======

Ratios/Supplementary Data:

Net assets at end of year (000's)             $76,510       $59,592       $44,261       $50,031       $35,949
                                              =======       =======       =======       =======       =======

Ratio of expenses to
  average net assets                             1.82%         1.89%         1.95%         2.04%         2.10%
Ratio of net investment loss
 to average net assets                          (0.84)%       (0.73)%       (0.98)%       (0.62)%       (0.06)%

Portfolio turnover rate                            83%           74%          103%          103%           70%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================
                           SHAREHOLDER PRIVACY POLICY
--------------------------------------------------------------------------------


This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter. In the remainder of the Policy, these entities will be referred to as "We."


WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR NONPUBLIC PERSONAL INFORMATION, CALL 1-888-726-0753 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upn the accuracy or adequecy of this Prospectus. Any representation to the contrary is a criminal offense.
================================================================================

         BOARD OF TRUSTEES                              OFFICERS

          John E. Barnds                      Gregory J. Schwartz, Chairman
          Peter F. Barry                   George P. Schwartz, CFA, President
       Donald J. Dawson, Jr.           Richard L. Platte, Jr., CFA, VP/Secretary
      George P. Schwartz, CFA                Timothy S. Schwartz, Treasurer
       Gregory J. Schwartz                    Cynthia M. Dickinson, Chief
      Fred A. Erb, Emeritus                        Compliance Officer
     John J. McHale, Emeritus            Robert G. Dorsey, Assistant Secretary
   Sidney F. McKenna, Emeritus            John F. Splain, Assistant Secretary
                                        Mark J. Seger, CPA, Assistant Treasurer
                                       Theresa M. Bridge, CPA, Assist. Treasurer
                                        Craig J. Hunt, Assistant Vice President


        INVESTMENT ADVISER                        PRIMARY SELLING AGENT

SCHWARTZ INVESTMENT COUNSEL, INC.            GREGORY J. SCHWARTZ & CO., INC.
        3707 W. Maple Road                         3707 W. Maple Road
 Bloomfield Hills, Michigan 48301           Bloomfield Hills, Michigan 48301
           248-644-8500                               248-644-2701

          TRANSFER AGENT                         INDEPENDENT REGISTERED
                                                 PUBLIC ACCOUNTING FIRM
    ULTIMUS FUND SOLUTIONS, LLC
          P.O. Box 46707                          DELOITTE & TOUCHE LLP
    Cincinnati, Ohio 45246-0707                   180 N. Stetson Avenue
                                                 Chicago, Illinois 60606


           LEGAL COUNSEL                               DISTRIBUTOR

     SULLIVAN & WORCESTER LLP                  ULTIMUS FUND DISTRIBUTORS, LLC
   1666 K Street N.W. Suite 700                225 Pictoria Drive, Suite 450
      Washington, D.C. 20006                       Cincinnati, Ohio 45246

                               SCHWARTZ VALUE FUND

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

                                 1-888-726-0753


Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.


Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-07148


                       SCHWARTZ INVESTMENT COUNSEL, INC.
                                ESTABLISHED 1980

                               [PICTURE OMITTED]

                              3707 WEST MAPLE ROAD
                        BLOOMFIELD HILLS, MICHIGAN 48301
                             WWW.SCHWARTZINVEST.COM

       FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

                         GREGORY J. SCHWARTZ & CO., INC.
                           BLOOMFIELD HILLS, MICHIGAN
                                 (248) 644-2701

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2005



                         AVE MARIA CATHOLIC VALUES FUND


                         AVE MARIA RISING DIVIDEND FUND


     This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2005, as it may from time to time be revised.


     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Funds toll-free at 888-726-9331. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST.................................................................... 3

INVESTMENT POLICIES AND RISK CONSIDERATIONS.................................. 3

CORPORATE BONDS AND PREFERRED STOCKS......................................... 9

INVESTMENT LIMITATIONS...................................................... 11

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD.......................... 13

THE INVESTMENT ADVISER...................................................... 17

SHAREHOLDER SERVICING PLAN.................................................. 19


SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS.............................. 20


PORTFOLIO TURNOVER.......................................................... 22

CALCULATION OF SHARE PRICE.................................................. 23

SPECIAL SHAREHOLDER SERVICES................................................ 23

TAXES....................................................................... 25

REDEMPTION IN KIND.......................................................... 28

HISTORICAL PERFORMANCE INFORMATION.......................................... 28

PRINCIPAL SECURITY HOLDERS.................................................. 30

CUSTODIAN................................................................... 30

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................... 30

LEGAL COUNSEL............................................................... 30

TRANSFER AGENT.............................................................. 30

THE DISTRIBUTOR............................................................. 31

FINANCIAL STATEMENTS........................................................ 31

APPENDIX A (Ratings Descriptions)........................................... 32

APPENDIX B (Proxy Voting Policies and Procedures)........................... 36

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers five series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Bond Fund (Class R and Class I shares) and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Ave Maria Growth Fund, the Ave Maria Bond Fund and the Schwartz Value Fund may be found in separate Statements of Additional Information. Each Fund has its own investment objective, strategies and policies.


     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 by Standard

& Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Funds will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Each Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Funds' investment policies and quality standards, each Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S.

investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

     BORROWING AND PLEDGING. Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Funds' policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund's net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.

     INVESTMENT COMPANY SECURITIES. Each Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid securities promptly at an acceptable price.

     SHORT-TERM TRADING. The Funds do not intend to use short-term trading as a primary means of achieving its investment objective. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Funds invested in debt securities primarily for capital appreciation. Each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Funds invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. Each Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. A Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See  Appendix  A  to  this  Statement  of  Additional   Information  for  a
description of the quality ratings assigned by Moody's and Standard & Poor's.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Funds' ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     Under these fundamental limitations, each Fund MAY NOT:


     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitation relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD            PAST 5 YEARS AND             OVERSEEN BY
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST         DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE

INTERESTED TRUSTEES:
*Gregory J. Schwartz (age 63)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz &         5
3707 W. Maple Road                                                         Co.,     Inc.    (a     registered
Bloomfield Hills, MI  48301                                                broker-dealer)     and    Schwartz
                                                                           Investment Counsel, Inc.

*George P. Schwartz, CFA (age 60)     Since Aug. 1992   President/Trustee  President  and  Chief   Investment         5
3707 W. Maple Road                                                         Officer  of  Schwartz   Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 58)        Since Jan. 1993        Trustee       Chairman   of   Payroll   1,  Inc.         5
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

John E. Barnds (age 73)               Since Jan. 2005        Trustee       Retired First Vice President of            5
640 Lakeside                                                               National Bank of Detroit
Birmingham, MI  48009

Peter F. Barry (age 77)               Since Jan. 2004        Trustee       Retired President of Cadillac              5
3707 W. Maple Road                                                         Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)


EXECUTIVE OFFICERS:

Richard L. Platte, Jr., CFA (age 54)  Since Jan. 1993    Vice President    Executive Vice President and
3707 W. Maple Road                                        and Secretary    Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                 Counsel, Inc.

Timothy S. Schwartz (age 33)          Since April 2000      Treasurer      Vice President and Treasurer of
3707 W. Maple Road                                                         Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301

Cynthia M. Dickinson (age 45)         Since Sept. 2004  Chief Compliance   President of CMD Consulting, LLC
34600 W. Eight Mile Road                                     Officer
Farmington Hills, MI  48335

     * Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2004.


     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Ave Maria Catholic Values Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                          Dollar Range of              Aggregate Dollar
                         Fund Shares Owned          Range of Shares of All
Name of Trustee              by Trustee           Funds Overseen by Trustee
--------------------------------------------------------------------------------
Gregory J. Schwartz             None                         None
over $100,000
George P. Schwartz, CFA     Over $100,000               Over $100,000
Donald J. Dawson, Jr.           None                  $50,001--$100,000
John E. Barnds                  None                         None
Peter F. Barry                  None                     Over $100,000


     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that each Fund's investments are consistent with the core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic
Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

     The  Funds  only  invest  in  equity  securities  if they  meet the  Funds'
religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

     His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

     The following is a list of the members of the Catholic Advisory Board:

                                                Length of                     Principal Occupation(s) During
 Name, Address and Age                         Time Served                             Past 5 Years
============================================================================================================================
Bowie K. Kuhn, Chairman (age 78)            Since April 2001       President  of  The  Kent  Group  (business,  sports  and
136 Teal Pointe Lane                                               financial consultant);  trustee of the National Baseball
Ponte Vedra Beach, FL 32082                                        Hall of Fame and Museum

Thomas S. Monaghan (age 68)                 Since April 2001       Chairman  of the  Ave  Maria  Foundation  (a  non-profit
One Ave Maria Drive                                                foundation  supporting  Roman  Catholic  organizations);
Ann Arbor, MI 48105                                                Chairman of Domino's Farms Corp.

Michael J. Novak (age 71)                   Since April 2001       Theologian,    author,   columnist   and   former   U.S.
1150 17th Street, NW                                               ambassador;  Director of Social and Political Studies of
Washington, DC 20015                                               the American Enterprise Institute

Paul R. Roney (age 47)                      Since April 2001       Executive   Director   of  the  Ave  Maria   Foundation;
One Ave Maria Drive                                                President of Domino's Farms Corp.
Ann Arbor, MI 48105

Phyllis Schlafy (age 80)                    Since April 2001       Author,  columnist and radio  commentator;  President of
7800 Bonhomme Avenue                                               Eagle Forum (an organization  promoting conservative and
St. Louis, MO 63105                                                pro-family values)

     The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.


     COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective April 1, 2005, each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board (except $2,000 for the committee Chairman), plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $3,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees. Each member of the Catholic Advisory Board receives a fee of $1,500 for each Advisory Board meeting attended (except $2,000 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2004 to Trustees and members of the Catholic Advisory Board (CAB):


                                                                                         Total
                          Aggregate           Pension or        Estimated Annual      Compensation
                        Compensation          Retirement          Benefits Upon      From the Funds
Name and Position      From the Funds       Benefits Accrued      Retirement        and Fund Complex
------------------------------------------------------------------------------------------------------
Gregory J. Schwartz        None                   None              None                 None
   Chairman/Trustee
George P. Schwartz         None                   None              None                 None
   President/Trustee

Donald J. Dawson        $ 3,000                   None              None             $ 12,000
   Trustee
Peter F. Barry            3,000                   None              None               12,000
   Trustee
Fred A. Erb               2.500                   None              None               10,000
   Trustee Emeritus
Sidney F. McKenna         2,750                   None              None               11,000
   Trustee Emeritus
John J. McHale            1,250                   None              None                5,000
   Trustee Emeritus
Bowie K. Kuhn             2,583                   None              None               10,000
   CAB Member
Thomas S. Monaghan          333                   None              None                1,000
   CAB Member
Michael J. Novak            333                   None              None                1,000
   CAB Member
Paul R. Roney               333                   None              None                1,000
   CAB Member

Phyllis Schlafly            333                   None              None                1,000
   CAB Member
Thomas J. Sullivan*         333                   None              None                1,000
   CAB Member

         *   Former CAB Member

THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages each Fund's investments. The Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.00% and 0.75%, respectively, of average daily net assets. During the fiscal periods ended December 31, 2004, 2003 and 2002, the Ave Maria Catholic Values Fund accrued advisory fees of $1,911,323, $1,071,620 and $525,983, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived advisory fees during such periods of $36,934, $66,849 and $99,770, respectfully.

     Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.


     Pursuant to an Expense Limitation Agreement, the Adviser contractually agreed, until May 1, 2005, to waive advisory fees or reimburse operating expenses to the extent necessary so that ordinary operating expenses (excluding interest, taxes, brokerage costs, litigation, and other extraordinary expenses) of the Ave Maria Catholic Values Fund would not exceed an amount equal to 1.5% annually of the Fund's average net assets. The Adviser has contractually agreed, until at least May 1, 2008, to waive advisory fees or reimburse operating expenses to the extent necessary so that ordinary operating expenses of the Ave Maria Rising Dividend Fund (excluding interest, taxes, brokerage costs, litigation, and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the Fund's average net assets. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided a Fund is able to effect such reimbursement and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. As of December 31, 2004, the amount available for reimbursement to the Adviser from the Ave Maria Catholic Values Fund as a result of fee waivers was $203,553; of this amount, $99,770 must be recaptured by the Adviser prior to December 31, 2005, $66,849 must be recaptured by the Adviser prior to December 31, 2006, and $36,934 must be recaptured by the Adviser prior to December 31, 2007, or the amounts are forfeited.

     By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the Advisory Agreement for the Ave Maria Rising Dividend Fund and the most recent annual continuance of the Advisory Agreement for the Ave Maria Catholic Values Fund, the

Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through periodic meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Ave Maria Catholic Values Fund was considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.


     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Funds with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Ave Maria Catholic Values Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fee waivers by the Adviser in order to reduce the Funds' operating expenses. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interest of each Fund and its shareholders.


SHAREHOLDER SERVICING PLAN  (AVE MARIA CATHOLIC VALUES FUND ONLY)
--------------------------

     The Ave Maria Catholic Values Fund has adopted a Shareholder Servicing Plan (the "Plan") to permit the Fund to pay compensation to broker-dealers and other financial intermediaries whose clients invest in the Fund. The Fund may incur expenses under the Plan in an amount not to exceed .25% per annum of the Fund's average daily net assets. During the fiscal year ended December 31, 2004, the total fees paid by the Ave Maria Catholic Values Fund pursuant to the Plan were $477,831. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personal and account maintenance services to Fund shareholders.

     The Plan will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Ave Maria Catholic Values Fund. In the event the Plan is terminated in accordance with its terms, the Ave Maria Catholic Values Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     Expenditures made under the Plan will not benefit all shareholders equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Ave Maria Catholic Values Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for service fees under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their affiliation with the Adviser, Gregory J. Schwartz and George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.


SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2004, 2003 and 2002, the Ave Maria Catholic Values Fund paid brokerage commissions of $279,555, $280,645 and $239,221, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2004, the amount of transactions and related commissions directed to brokers by the Ave Maria Catholic Values Fund because of research services provided were $108,891,474 and $182,742, respectively.


     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
1-888-726-9331, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

     o These policies relating to disclosure of the Funds' holdings of portfolio securities does not prohibit: (i) disclosure of information to the Funds' investment advisers or to other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Funds purchase and sell portfolio securities; and
          (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Funds' investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment advisers or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.


PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that a Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31,

2004, 2003 and 2002, the Ave Maria Catholic Values Fund's annualized portfolio turnover rate was 34%, 58% and 86%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed  within 7 days of the  redemption  date. If the  designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-726-9331 or by writing to:

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301


     The contingent deferred sales load applicable to the Ave Maria Catholic Values Fund is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.


     EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.


     You may request an exchange in writing or by phone (call 1-888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The Funds will assess a contingent deferred sales load, if applicable, on exchanges between the Funds if they occur within one year of the original purchase date. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

     The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days' notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.


     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Funds' taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PYP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls or which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Funds' taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.


     Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

     Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.


     Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.


     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

Where:

P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Funds may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


     The table below shows the Ave Maria Catholic Values Fund's average annual total returns for periods ended December 31, 2004:

                                                             Since Inception
                                               One Year        (May 1, 2001)
                                               --------        -------------
Return Before Taxes                             19.10%             12.61%
Return After Taxes on Distributions             18.28%             12.34%
Return After Taxes on Distributions
 and Sale of Fund Shares                        13.49%             10.92%

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable deferred sales load which, if included, would reduce total return. The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2004 is 54.59%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Ave Maria Catholic Values Fund's average annual compounded rate of return for the three year period ended December 31, 2004 is 13.66% A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 31, 2005, Dingle & Co., c/o Comerica Bank, for the benefit of the Thomas S. Monaghan Trust, 411 West Lafayette, Detroit, Michigan, owned of record 46.4% of the outstanding shares of the Ave Maria Catholic Values Fund. As a result, Thomas S. Monaghan may be deemed to control the Fund. Generally, an individual or entity holding with power to vote more than 50% of a Fund's shares would be able to determine the outcome of any issue submitted to shareholders for a vote.

     As of January 31, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Ave Maria Catholic Values Fund.


CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, US Bank, N.A. acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------


     The firm of Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     During the fiscal periods ended December 31, 2004, 2003 and 2002, Ultimus received fees from the Ave Maria Catholic Values Fund of $287,303, $160,424 and $79,910, respectively.


THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to December 31, 2004, Schwartz Fund Distributors, LLC, a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal years ended December 31, 2004, 2003 and 2002, Schwartz Fund Distributors, Inc. collected $6,365, $8,422 and $3,673, respectively, in contingent deferred sales loads on redemptions of shares of the Ave Maria Catholic Values Fund.


FINANCIAL STATEMENTS
--------------------

     The financial statements of the Ave Maria Catholic Values Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2004.

APPENDIX A (RATINGS DESCRIPTIONS)
--------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's board of trustees has delegated to Schwartz Investment Counsel, Inc. the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES
We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

CONFLICTS OF INTEREST
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

ELECTION OF THE BOARD OF DIRECTORS
We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.


APPROVAL OF INDEPENDENT AUDITORS
We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

EQUITY-BASED COMPENSATION PLANS
We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.


Corporate structure and shareholder rights
------------------------------------------
We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).


Corporate and social policy issues
----------------------------------
We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.


Proxy voting process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                               AVE MARIA CATHOLIC
                                  VALUES FUND

                                   AVE MARIA
                                  GROWTH FUND

                                   AVE MARIA
                                   BOND FUND




                               [GRAPHIC OMITTED]




                                 ANNUAL REPORT


                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004

                                TICKER SYMBOLS:
                             AVEMX - AVEGX - AVEFX

SHAREHOLDER ACCOUNTS                                      CORPORATE OFFICES
  c/o Ultimus Fund                                        3707 W. Maple Road
   Solutions, LLC            [GRAPHIC OMITTED]        Bloomfield Hills, MI 48301
   P.O. Box 46707                                          (248) 644-8500
Cincinnati, OH 45246                                     Fax (248) 644-4250
  1-888-726-9331



Dear Shareowner of:

     Ave Maria Catholic Values Fund (AVEMX)
     Ave Maria Growth Fund (AVEGX)
     Ave Maria Bond Fund (AVEFX)

In managing these portfolios, we screen out companies that our Catholic Advisory Board has determined violate core teachings of the Roman Catholic Church. This eliminates from consideration all companies related to abortion, whether they support the culture of death directly or through contributions to Planned Parenthood. Also screened out are producers and distributors of pornography, and companies offering their employees non-marital partner benefits. After eliminating the offenders (approximately 400 public companies), there are still thousands of issues from which to choose in assembling the three investment portfolios. Our pro-life and pro-family message really seems to be resonating with Catholics and other like-minded people across the country. Currently, over 6,000 investors from 50 states have over $300 million invested in the Ave Maria Mutual Funds.

Shareholders can take comfort in knowing that the Funds own reasonably priced shares of companies with good business characteristics, and fixed income instruments which are strictly investment grade. Our investment horizon is long-term, and no effort is made to outguess the near-term swings in the capital markets. That sort of short-term speculation can't be done successfully on a sustained basis. Rather, we apply the timetested standards which prudent investors have always adhered to in producing favorable long-term results - diversification, fundamental analysis, and close attention to valuation. We have dedicated ourselves to these principles in the management of the Ave Maria Mutual Funds, as well as to the core Catholic values that underpin all our efforts.

                               With best wishes,

                             /s/ George P. Schwartz

                            George P. Schwartz, CFA
                                   President
February 15, 2005

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
================================================================================
Ave Maria Catholic Values Fund:
  Portfolio Manager Commentary ............................................  2
  Performance .............................................................  3
  Ten Largest Equity Holdings .............................................  4
  Asset Allocation ........................................................  4
  Schedule of Investments .................................................  5

Ave Maria Growth Fund:
  Portfolio Manager Commentary ............................................  8
  Performance .............................................................  9
  Ten Largest Equity Holdings ............................................. 10
  Asset Allocation ........................................................ 10
  Schedule of Investments ................................................. 11

Ave Maria Bond Fund:
  Portfolio Manager Commentary ............................................ 13
  Performance ............................................................. 14
  Ten Largest Holdings .................................................... 15
  Asset Allocation ........................................................ 16
  Schedule of Investments ................................................. 17

Statements of Assets and Liabilities ...................................... 20

Statements of Operations .................................................. 21

Statements of Changes in Net Assets:
  Ave Maria Catholic Values Fund .......................................... 22
  Ave Maria Growth Fund ................................................... 23
  Ave Maria Bond Fund ..................................................... 24

Financial Highlights:
  Ave Maria Catholic Values Fund .......................................... 25
  Ave Maria Growth Fund ................................................... 26
  Ave Maria Bond Fund - Class I ........................................... 27
  Ave Maria Bond Fund - Class R ........................................... 28

Notes to Financial Statements ............................................. 29

Report of Independent Registered Public Accounting Firm ................... 35

Board of Trustees and Executive Officers .................................. 36

Catholic Advisory Board ................................................... 38

Federal Tax Information ................................................... 39

About Your Fund's Expenses ................................................ 40

AVE  MARIA  CATHOLIC  VALUES  FUND
PORTFOLIO  MANAGER  COMMENTARY
================================================================================
Dear  Fellow Shareowner:

In 2004, the Ave Maria Catholic Values Fund was up 20.1% (excluding sales loads) compared to 10.9% for the S&P 500 Index and 16.5% for the S&P 400 Mid Cap Index. Since inception on May 1, 2001 the Fund's returns continue to significantly exceed those of its benchmarks:
                                  Since 5-01-01 Inception Through 12-31-04
                                  ----------------------------------------
                                                Total Return
                                  ----------------------------------------
                                       Cumulative        Annualized
                                       ----------        ----------
            AVEMX                        54.6%             12.6%
            S&P 500 Index                 1.7%              0.5%
            S&P 400 Mid Cap Index        34.4%              8.4%

The Fund also enjoyed significant asset growth during the year. As of December 31, 2004 net assets exceeded $248 million, and the number of shareholders grew to more than 5,000.

Once again this year our investments in well-managed companies paid off. For example, housing and consumer leisure stocks such as Pulte Homes, Inc., Brunswick Corporation, and Polaris Industries, Inc. performed very well, as did upscale retailers like Coach, Inc. and Brookstone, Inc. Energy holdings were added to significantly, upon concluding that oil and natural gas prices were likely to remain high indefinitely. Diamond Offshore Drilling, Inc., Input/Output, Inc. and XTO Energy, Inc. were each up over 50% for the year. Performance received an added boost when corporate buyers recognized the value of two of our holdings, Maxwell Shoe Co. and Prima Energy, and paid above-market prices to acquire them.

Conversely, a number of healthcare stocks were a drag on the portfolio including STERIS Corporation, Mylan Laboratories, Inc., and Hillenbrand Industries, Inc. Our positions in discount retailers, Christopher & Banks Corporation and Dollar Tree Stores, Inc., also suffered as high energy prices and slower than expected employment growth weighed on consumer spending. As is often the case, those short-term disappointments created additional buying opportunities at distressed prices for these retailers.

Other new positions this year include Everest Re Group, Ltd., Garmin Limited, Lifetime Hoan Corporation, Pier 1 Imports, Inc., Pioneer Natural Resources Company, Rockwell Collins, Inc. and Transocean, Inc. All were purchased at attractive prices that we believe underestimate the intrinsic value of each enterprise.

Before we invest in any company, it must pass the pro-life and pro-family screens that have been established by the Fund's Catholic Advisory Board. Also, we don't hesitate to sell them if they become violators after they are in the portfolio. Three companies were sold from the Fund during the year upon becoming offenders: Eli Lilly & Co., First Data Corp. and Snap-On Incorporated. We always request that the management of companies which become offenders reverse their offensive corporate policies, usually to no avail.

Thanks for investing in the largest Catholic mutual fund in the country.

Sincerely,

/s/ George P. Schwartz                  /s/ Gregory R. Heilman

George P. Schwartz, CFA                 Gregory R. Heilman, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA CATHOLIC VALUES FUND, THE S&P 500 INDEX,
                          AND THE S&P 40 MID CAP INDEX


      ---------------------------------
        Ave Maria Catholic Values Fund
        Average Annual Total Returns(a)

        1 Year       Since Inception(b)
       --------     -------------------
       19.10%(c)          12.61%
      ---------------------------------


                               [GRAPHIC OMITTED]


AVE MARIA
CATHOLIC VALUES FUND      S&P 500 INDEX:            S&P 400 MID CAP INDEX
--------------------      --------------            ---------------------

DATE         BALANCE        DATE        BALANCE     DATE         BALANCE
----         -------        ----        -------     ----         -------
05/01/01     10,000       05/01/01      10,000      05/01/01     10,000
06/30/01      9,690       06/30/01      10,110      06/30/01     10,370
09/30/01      8,268       09/30/01       8,435      09/30/01      9,360
12/31/01      9,151       12/31/01       9,952      12/31/01     10,529
03/31/02      9,177       03/31/02      10,622      03/31/02     11,201
06/30/02      7,947       06/30/02       9,633      06/30/02     10,970
09/30/02      6,574       09/30/02       8,039      09/30/02      9,236
12/31/02      7,128       12/31/02       8,508      12/31/02      9,496
03/31/03      6,904       03/31/03       8,131      03/31/03      8,904
06/30/03      7,967       06/30/03       9,564      06/30/03     10,649
09/30/03      8,177       09/30/03      10,194      09/30/03     11,552
12/31/03      9,173       12/31/03      11,538      12/31/03     12,872
03/31/04      9,328       03/31/04      12,123      03/31/04     13,982
06/30/04      9,489       06/30/04      12,240      06/30/04     14,184
09/30/04      9,311       09/30/04      11,984      09/30/04     14,235
12/31/04     10,171       12/31/04      13,441      12/31/04     15,465


Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2004.

(c)  The return shown reflects a 1% contingent deferred sales load.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2004 (UNAUDITED)
================================================================================

 SHARES  COMPANY                                                   MARKET VALUE
--------------------------------------------------------------------------------
360,000  STERIS Corporation ...................................... $ 8,539,200
275,000  Sungard Data Systems, Inc. ..............................   7,790,750
440,000  Mylan Laboratories, Inc. ................................   7,779,200
260,000  Dollar Tree Stores, Inc. ................................   7,456,800
100,000  Polaris Industries, Inc. ................................   6,802,000
 65,000  General Dynamics Corporation ............................   6,799,000
 75,000  Everest Re Group, Inc. ..................................   6,717,000
130,000  Exxon Mobil Corporation .................................   6,663,800
230,000  Ross Stores, Inc. .......................................   6,640,100
700,000  Input/Output, Inc. ......................................   6,188,000


ASSET  ALLOCATION
================================================================================
INDUSTRY                                                         % OF NET ASSETS
--------                                                         ---------------
Aerospace/Defense ...............................................      5.4%
Apparel & Textiles ..............................................      3.6%
Building Materials & Construction ...............................      3.9%
Business Services ...............................................      3.1%
Communication Equipment & Services ..............................      2.0%
Consumer Products ...............................................     12.4%
Electronics .....................................................      2.4%
Energy & Mining .................................................     12.6%
Environmental Services ..........................................      0.6%
Finance .........................................................      9.8%
Healthcare ......................................................     13.1%
Industrial Products & Services ..................................      3.6%
Printing & Publishing ...........................................      1.3%
Real Estate .....................................................      1.2%
Retail ..........................................................     11.0%
Technology ......................................................      3.1%

Cash Equivalents ................................................      4.9%
                                                                    -------
                                                                     100.0%
                                                                    =======

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
================================================================================
 SHARES  COMMON STOCKS -- 95.1%                                   MARKET VALUE
--------------------------------------------------------------------------------
         AEROSPACE/DEFENSE -- 5.4%
 84,400  Cubic Corporation .......................................  $2,124,348
 65,000  General Dynamics Corporation ............................   6,799,000
 40,000  Harris Corporation ......................................   2,471,600
 50,000  Rockwell Collins, Inc. ..................................   1,972,000
                                                                    ----------
                                                                    13,366,948
                                                                    ----------
         APPAREL & TEXTILES -- 3.6%
120,000  Jones Apparel Group, Inc. ...............................   4,388,400
 50,000  Mohawk Industries, Inc. * ...............................   4,562,500
                                                                    ----------
                                                                     8,950,900
                                                                    ----------

         BUILDING MATERIALS & CONSTRUCTION -- 3.9%
200,000  Champion Enterprises, Inc. * ............................   2,364,000
125,000  Fleetwood Enterprises, Inc. * ...........................   1,682,500
 90,000  Pulte Homes, Inc. .......................................   5,742,000
                                                                    ----------
                                                                     9,788,500
                                                                    ----------
         BUSINESS SERVICES -- 3.1%
  5,000  Automatic Data Processing, Inc. .........................     221,750
325,000  Fargo Electronics, Inc. * ...............................   4,871,425
120,000  Neogen Corporation * ....................................   2,718,000
                                                                    ----------
                                                                     7,811,175
                                                                    ----------
         COMMUNICATION EQUIPMENT & SERVICES -- 2.0%
 40,000  Alltel Corporation ......................................   2,350,400
 75,000  CenturyTel, Inc. ........................................   2,660,250
                                                                    ----------
                                                                     5,010,650
                                                                    ----------
         CONSUMER PRODUCTS - DURABLES -- 8.6%
 45,000  Brunswick Corporation ...................................   2,227,500
285,000  Craftmade International, Inc. ...........................   5,620,485
125,000  Furniture Brands International, Inc. ....................   3,131,250
100,000  Harley-Davidson, Inc. ...................................   6,075,000
150,000  Leggett & Platt, Inc. ...................................   4,264,500
                                                                    ----------
                                                                    21,318,735
                                                                    ----------
         CONSUMER PRODUCTS - NONDURABLES -- 3.8%
135,000  Chattem, Inc. * .........................................   4,468,500
  5,000  Coach, Inc. * ...........................................     282,000
 20,000  Fortune Brands, Inc. ....................................   1,543,600
200,000  Lifetime Hoan Corporation ...............................   3,180,000
                                                                    ----------
                                                                     9,474,100
                                                                    ----------
         ELECTRONICS -- 2.4%
 40,000  Garmin Limited ..........................................   2,433,600
 75,000  Gentex Corporation ......................................   2,776,500
 75,014  Sparton Corporation * ...................................     675,876
                                                                    ----------
                                                                     5,885,976
                                                                    ----------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 95.1% (CONTINUED)                        MARKET VALUE
--------------------------------------------------------------------------------
         ENERGY & MINING -- 12.6%
 30,000  Anadarko Petroleum Corporation ..........................  $1,944,300
 90,000  Diamond Offshore Drilling, Inc. .........................   3,604,500
130,000  Exxon Mobil Corporation .................................   6,663,800
700,000  Input/Output, Inc. * ....................................   6,188,000
130,000  Patterson-UTI Energy, Inc. ..............................   2,528,500
110,000  Pioneer Natural Resources Company .......................   3,861,000
 60,000  Transocean, Inc. * ......................................   2,543,400
110,000  XTO Energy, Inc. ........................................   3,891,800
                                                                    ----------
                                                                    31,225,300
                                                                    ----------
         ENVIRONMENTAL SERVICES -- 0.6%
 75,000  Layne Christensen Company * .............................   1,361,250
                                                                    ----------

         FINANCE - BANKS & THRIFTS -- 3.8%
 60,000  BB&T Corporation ........................................   2,523,000
210,000  North Fork Bancorporation, Inc. .........................   6,058,500
 30,000  Synovus Financial Corporation ...........................     857,400
                                                                    ----------
                                                                     9,438,900
                                                                    ----------
         FINANCE - INSURANCE -- 6.0%
 85,000  American International Group, Inc. ......................   5,581,950
 75,000  Everest Re Group, Ltd. ..................................   6,717,000
282,945  Unico American Corporation * ............................   2,659,683
                                                                    ----------
                                                                    14,958,633
                                                                    ----------
         HEALTHCARE -- 13.1%
 60,000  Beckman Coulter, Inc. ...................................   4,019,400
 42,500  Hillenbrand Industries, Inc. ............................   2,360,450
100,000  Lincare Holdings, Inc. * ................................   4,265,000
 80,000  Manor Care, Inc. ........................................   2,834,400
440,000  Mylan Laboratories, Inc. ................................   7,779,200
360,000  STERIS Corporation * ....................................   8,539,200
 60,000  Waters Corporation * ....................................   2,807,400
                                                                    ----------
                                                                    32,605,050
                                                                    ----------
         INDUSTRIAL PRODUCTS & SERVICES -- 6.0%
 10,000  3M Company ..............................................     820,700
 41,700  Balchem Corporation .....................................   1,446,573
 10,000  Dover Corporation .......................................     419,400
 80,000  Genuine Parts Company ...................................   3,524,800
 65,000  Graco, Inc. .............................................   2,427,750
100,000  Simpson Manufacturing Company, Inc. .....................   3,490,000
 50,000  Teleflex, Inc. ..........................................   2,597,000
                                                                    ----------
                                                                    14,726,223
                                                                    ----------
         LEISURE & ENTERTAINMENT -- 3.6%
100,000  Monaco Coach Corporation ................................   2,057,000
100,000  Polaris Industries, Inc. ................................   6,802,000
                                                                    ----------
                                                                     8,859,000
                                                                    ----------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 95.1% (CONTINUED)                        MARKET VALUE
--------------------------------------------------------------------------------
         PRINTING & PUBLISHING -- 1.3%
 15,000  Courier Corporation .....................................  $  778,800
 80,000  ProQuest Company * ......................................   2,376,000
                                                                    ----------
                                                                     3,154,800
                                                                    ----------
         REAL ESTATE -- 1.2%
 25,000  Duke Realty Corporation .................................     853,500
 50,000  Health Care Property Investors, Inc. ....................   1,384,500
 20,000  Washington Real Estate Investment Trust .................     677,400
                                                                    ----------
                                                                     2,915,400
                                                                    ----------
         RETAIL -- 11.0%
170,000  Brookstone, Inc. * ......................................   3,323,500
275,000  Christopher & Banks Corporation .........................   5,073,750
260,000  Dollar Tree Stores, Inc. * ..............................   7,456,800
 15,000  Hibbett Sporting Goods, Inc. * ..........................     399,150
200,000  Pier 1 Imports Inc. .....................................   3,940,000
230,000  Ross Stores, Inc. .......................................   6,640,100
 10,000  Tractor Supply Company * ................................     372,100
                                                                    ----------
                                                                    27,205,400
                                                                    ----------
         TECHNOLOGY -- 3.1%
275,000  Sungard Data Systems, Inc. * ............................   7,790,750
                                                                    ----------

         TOTAL COMMON STOCKS (Cost $177,525,812) .................$235,847,690
                                                                  -------------

================================================================================
 FACE
 AMOUNT  REPURCHASE AGREEMENTS (1) -- 5.1%                         MARKET VALUE
--------------------------------------------------------------------------------
$12,659,645 US Bank N.A., 1.60%, dated 12/31/04, due 01/03/05 repurchase proceeds: $12,661,333 (Cost $12,659,645) $ 12,659,645
                                                                   -----------

         TOTAL INVESTMENTS -- 100.2% (Cost $190,185,457)......... $248,507,335

         LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).........     (437,030)
                                                                   -----------

         NET ASSETS -- 100.0%.................................... $248,070,305
                                                                   ===========


*    Non-income producing security.

(1)  Repurchase  agreement  is fully  collaterized  by  $12,659,645  FNMA,  Pool
     #04-39-MF,   3.94%,  due  05/25/34.  The  aggregate  market  value  of  the collateral at December 31, 2004 was $12,912,862.

See notes to financial statements.

AVE  MARIA  GROWTH  FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================
Dear Fellow Shareholders:

For 2004, the Ave Maria Growth Fund was up 21.5% (excluding sales loads) vs. 10.9% for the S&P 500 Index. Since inception on May 1, 2003, the Fund has done even better versus its benchmark.

                                       Since 5-1-03 Inception through 12-31-04
                                                     Total Return
                                       ---------------------------------------
                                             Cumulative        Annualized
                                             ----------        ----------
Ave Maria Growth Fund (AVEGX)                  49.9%              27.5%
S&P 500 Index                                  36.2%              20.3%

Morningstar has not yet assigned a star rating to this Fund (typically done after 3 years of operation). However, that firm's analytics indicate that our portfolio holdings, in the aggregate, exceed the S&P 500 Index for the following measures of growth: historical earnings, estimated earnings, sales, cash flow and book value. The Fund's top performing stocks were represented by a wide variety of industries and included: KB Home (home building), Polaris Industries, Inc. (all-terrain vehicles and snowmobiles), Garmin Ltd. (technology), and FactSet Research Systems, Inc. (business services).

In managing this portfolio, we look for large and mid-cap growth companies with proven records of success. Typically, these well-managed companies are financially powerful and have the ability to pay dividends at a rising rate. These traits lead us to believe that in 2005, investors will increasingly favor these fine companies.

The Fund finished 2004 with 1,745 shareholders and a net asset value of $14.99 per share.

Respectfully submitted,

/S/ James L. Bashaw

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE AVE MARIA GROWTH FUND AND THE S&P 500 INDEX

      ---------------------------------
             Ave Maria Growth Fund
        Average Annual Total Returns(a)

         1 Year       Since Inception(b)
        --------      ------------------
         20.47%(c)          27.46%
      ---------------------------------

                    [GRAPHIC OMITTED]

       S&P 500 INDEX               AVE MARIA GROWTH FUND
       -------------               ---------------------
      DATE         BALANCE         DATE         BALANCE
      ----         -------         ----         -------

      05/01/03      10,000         05/01/03      10,000
      05/31/03      10,532         05/31/03      10,470
      06/30/03      10,668         06/30/03      10,660
      07/31/03      10,857         07/31/03      11,070
      08/31/03      11,070         08/31/03      11,440
      09/30/03      10,954         09/30/03      10,980
      10/31/03      11,573         10/31/03      11,900
      11/30/03      11,675         11/30/03      12,160
      12/31/03      12,287         12/31/03      12,340
      01/31/04      12,513         01/31/04      12,470
      02/29/04      12,687         02/29/04      12,690
      03/31/04      12,496         03/31/04      12,860
      04/30/04      12,300         04/30/04      12,570
      05/31/04      12,468         05/31/04      12,790
      06/30/04      12,710         06/30/04      13,240
      07/31/04      12,289         07/31/04      12,840
      08/31/04      12,338         08/31/04      13,030
     9/30/2004      12,472         09/30/04      13,570
    10/31/2004      12,662         10/31/04      13,820
    11/30/2004      13,175         11/30/04      14,530
    12/31/2004      13,625         12/31/04      14,990


Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2004.

(c)  The return shown reflects a 1% contingent deferred sales load.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2004 (UNAUDITED)
================================================================================
   SHARES     COMPANY                                              MARKET VALUE
--------------------------------------------------------------------------------

    31,100    Garmin Ltd.........................................  $ 1,892,124
    17,000    KB Home ...........................................    1,774,800
    24,200    Guidant Corporation ...............................    1,744,820
    39,000    Patterson Companies, Inc. .........................    1,692,210
    45,150    Graco, Inc. .......................................    1,686,352
    40,200    SEI Investments Company ...........................    1,685,586
    37,700    Kellogg Company ...................................    1,683,682
    26,200    C.R. Bard, Inc. ...................................    1,676,276
    38,600    Biomet, Inc. ......................................    1,674,854
    44,600    National City Corporation .........................    1,674,730


ASSET ALLOCATION
================================================================================

    INDUSTRY                                                     % OF NET ASSETS
    --------                                                     ---------------
    Aerospace/Defense ............................................     6.0%
    Building Materials & Construction ............................     3.4%
    Business Services ............................................     3.1%
    Consumer Products ............................................     2.9%
    Electronics ..................................................     6.3%
    Finance ......................................................    15.0%
    Food & Tobacco ...............................................     6.5%
    Healthcare ...................................................    19.6%
    Industrial Products & Services ...............................    24.4%
    Leisure & Entertainment ......................................     3.1%
    Retail .......................................................     7.2%

    Cash Equivalents .............................................     2.5%
                                                                    -------
                                                                     100.0%
                                                                    =======

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
================================================================================
 SHARES  COMMON STOCKS -- 97.5%                                    MARKET VALUE
--------------------------------------------------------------------------------
         AEROSPACE/DEFENSE -- 6.0%
 22,200  Alliant Techsystems, Inc. * .............................  $1,451,436
 15,700  General Dynamics Corporation ............................   1,642,220
                                                                    ----------
                                                                     3,093,656
                                                                    ----------
         BUILDING MATERIALS & CONSTRUCTION -- 3.4%
 17,000  KB Home .................................................   1,774,800
                                                                    ----------

         BUSINESS SERVICES -- 3.1%
 27,000  FactSet Research Systems, Inc. ..........................   1,577,880
                                                                    ----------

         CONSUMER PRODUCTS - DURABLES -- 2.9%
 25,000  Harley-Davidson, Inc. ...................................   1,518,750
                                                                    ----------

         ELECTRONICS -- 6.3%
 31,100  Garmin Ltd...............................................   1,892,124
 64,000  Integrated Circuit Systems, Inc. * ......................   1,338,880
                                                                    ----------
                                                                     3,231,004
                                                                    ----------
         FINANCE - BANKS & THRIFTS -- 6.4%
 44,600  National City Corporation ...............................   1,674,730
 55,850  North Fork Bancorporation, Inc. .........................   1,611,273
                                                                    ----------
                                                                     3,286,003
                                                                    ----------
         FINANCE - INSURANCE -- 5.3%
 47,400  Arthur J. Gallagher & Company ...........................   1,540,500
 27,700  Brown & Brown, Inc. .....................................   1,206,335
                                                                    ----------
                                                                     2,746,835
                                                                    ----------
         FINANCE - MISCELLANEOUS -- 3.3%
 40,200  SEI Investments Company .................................   1,685,586
                                                                    ----------
         FOOD & TOBACCO -- 6.5%
 37,700  Kellogg Company .........................................   1,683,682
 43,200  McCormick & Company, Inc. ...............................   1,667,520
                                                                    ----------
                                                                     3,351,202
                                                                    ----------
         HEALTHCARE -- 19.6%
 24,900  Beckman Coulter, Inc. ...................................   1,668,051
 38,600  Biomet, Inc. ............................................   1,674,854
 26,200  C.R Bard, Inc. ..........................................   1,676,276
 24,200  Guidant Corporation .....................................   1,744,820
 39,000  Patterson Companies, Inc. * .............................   1,692,210
 35,700  Waters Corporation * ....................................   1,670,403
                                                                    ----------
                                                                    10,126,614
                                                                    ----------

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 97.5% (CONTINUED)                        MARKET VALUE
--------------------------------------------------------------------------------
         INDUSTRIAL PRODUCTS & SERVICES -- 24.4%
 45,000  AMETEK, Inc. ............................................  $1,605,150
 25,800  CLARCOR, Inc. ...........................................   1,413,066
 44,300  Donaldson Company, Inc. .................................   1,443,294
 27,600  Expeditors International of Washington, Inc. ............   1,542,288
 37,900  Franklin Electric Company, Inc. .........................   1,601,654
 45,150  Graco, Inc. .............................................   1,686,352
 26,200  Johnson Controls, Inc. ..................................   1,662,128
 32,000  Mettler-Toledo International, Inc. * ....................   1,641,920
                                                                    ----------
                                                                    12,595,852
                                                                    ----------
         LEISURE & ENTERTAINMENT -- 3.1%
 23,500  Polaris Industries, Inc. ................................   1,598,470
                                                                    ----------

         RETAIL -- 7.2%
 28,900  Bed Bath & Beyond, Inc. * ...............................   1,151,087
 67,500  Christopher & Banks Corporation .........................   1,245,375
 45,100  Ross Stores, Inc. .......................................   1,302,037
                                                                    ----------
                                                                     3,698,499
                                                                    ----------

         TOTAL COMMON STOCKS (Cost $41,242,371)                    $50,285,151
                                                                    ----------

================================================================================
  FACE
 AMOUNT  REPURCHASE AGREEMENTS (1) -- 2.1%                         MARKET VALUE
--------------------------------------------------------------------------------

$1,058,620 US Bank N.A., 1.60%, dated 12/31/04, due 01/03/05 repurchase proceeds: $1,058,761 (Cost $1,058,620) ....  $1,058,620
                                                                    ----------

         TOTAL INVESTMENTS -- 99.6% (Cost $42,300,991)............ $51,343,771

         OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%............     230,409
                                                                    ----------

         NET ASSETS -- 100.0% .................................... $51,574,180
                                                                    ==========


*    Non-income producing security.

(1)  Repurchase  agreement  is  fully  collaterized  by  $1,058,620  FNMA,  Pool
     #04-39-MF,   3.94%,  due  05/25/34.  The  aggregate  market  value  of  the collateral  at December  31, 2004 was  $1,080,014.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================
Dear Fellow Shareholders:

For 2004 the Ave Maria Bond Fund Class R had a total return of 5.06% (excluding sales loads). This compares favorably with a return of 3.04% for the Lehman Brothers Intermediate U.S. Government/Credit Index. Reflecting the impact of five Fed Funds rate increases during the year, short-term interest rates moved up dramatically in 2004. This did not carry through to intermediate and long maturity issues however, with long-term rates ending the year where they began. The result was a significantly flatter yield curve. Credit spreads (the yield differential between bonds of differing credit qualities) also tightened significantly during the year.

We believe 2005 should be similar to 2004 in terms of interest rate changes. Short-term interest rates will likely rise as the Fed ratchets up the Fed Funds rate some more. We do not expect intermediate and long-term rates to be directly affected by this tightening. The result will be a still flatter yield curve. Later in the year, the pattern of tightening credit spreads will likely reverse. In anticipation of that we have positioned the bond portfolio with heavy emphasis on U.S. Treasury and Agency issues of short and intermediate maturities. This is a conservative and defensive posture.

Up to 20% of the Fund can be invested in dividend paying stocks. As of December 31, 2004, common stocks represented 18.7% of the portfolio and contributed positively to the year's total return. These are stocks of financially sound companies and importantly have strong prospects for future dividend increases. Each of these companies increased their dividends during 2004. The equity portion of the Fund is designed to provide a secure and rising stream of income.

In managing the Fund, our focus remains on protecting principal while generating reasonable income.

With best regards,

/s/ Richard L. Platte Jr.

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE AVE MARIA BOND FUND(a) AND THE LEHMAN BROTHERS
                   INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX


      -------------------------------------------
             Ave Maria Bond Fund
        Average Annual Total Returns(b)

                 1 Year       Since Inception(c)
                --------      ------------------
      Class I     5.53%             4.86%
      Class R     4.06%(d)          4.45%
      -------------------------------------------


                               [GRAPHIC OMITTED]

                           LEHMAN BROTHERS INTERMEDIATE
 AVE MARIA BOND FUND          GOVERNMENT/CREDIT INDEX
 -------------------       ----------------------------

 DATE         BALANCE           DATE         BALANCE
 ----         -------           ----         -------
05/01/03       10,000         05/01/03        10,000
05/31/03       10,195         05/31/03        10,165
06/30/03       10,188         06/30/03        10,163
07/31/03        9,911         07/31/03         9,941
08/31/03        9,934         08/31/03         9,962
09/30/03       10,186         09/30/03        10,174
10/31/03       10,090         10/31/03        10,145
11/30/03       10,104         11/30/03        10,158
12/31/03       10,192         12/31/03        10,256
01/31/04       10,259         01/31/04        10,316
02/24/04       10,364         02/29/04        10,426
03/31/04       10,445         03/31/04        10,500
04/30/04       10,197         04/30/04        10,278
05/31/04       10,151         05/31/04        10,299
06/30/04       10,182         06/30/04        10,354
07/31/04       10,267         07/31/04        10,442
08/31/04       10,439         08/31/04        10,635
09/30/04       10,457         09/30/04        10,679
10/31/04       10,527         10/31/04        10,768
11/30/04       10,431         11/30/04        10,722
12/31/04       10,502         12/31/04        10,823

Past performance is not predictive of future performance.

(a) The line graph above represents performance of Class I shares only, which will vary from the performance of Class R shares based on the difference in fees paid by shareholders in the different classes.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2004.

(d)  The return shown reflects a 1% contingent deferred sales load.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS
DECEMBER 31, 2004 (UNAUDITED)
================================================================================
PAR VALUE   COMPANY                                                MARKET VALUE
--------------------------------------------------------------------------------
$4,000,000  U.S. Treasury Note, 2.625%, due 05/15/08 ...............$3,910,624
 3,000,000  U.S. Treasury Note, 3.000%, due 11/15/07 ............... 2,981,484
 2,000,000  U.S. Treasury Note, 4.000%, due 11/15/12 ............... 1,996,640
 2,000,000  U.S. Treasury Note, 1.625%, due 04/30/05 ............... 1,995,078
 2,000,000  U.S. Treasury Note, 2.875%, due 11/30/06 ............... 1,993,750
 2,000,000  U.S. Treasury Note, 3.375%, due 10/15/09 ............... 1,980,312
 1,163,830  U.S. Treasury Inflation-Protection Notes, 3.875%,
              due 01/15/09 ......................................... 1,304,444
 1,000,000  Regions Financial Corporation, 7.000%, due 03/01/11 .... 1,141,145
 1,000,000  United Technologies Corporation, 6.350%, due 03/01/11 .. 1,114,057
 1,010,000  Dover Corporation, 6.250%, due 06/01/08 ................ 1,097,598

AVE MARIA BOND FUND
ASSET ALLOCATION
AS OF DECEMBER 31, 2004 (UNAUDITED)
================================================================================
                                                                 % OF NET ASSETS
                                                                 ---------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS
U.S. Treasuries .................................................     49.1%
U.S. Government Agencies ........................................     11.8%

CORPORATE BONDS

INDUSTRY
--------
Finance .........................................................      5.5%
Industrials .....................................................      8.5%
Utilities .......................................................      2.6%

COMMON STOCKS

INDUSTRY
--------
Communication Equipment & Services ..............................      1.1%
Consumer Products ...............................................      0.7%
Energy & Mining .................................................      2.3%
Finance .........................................................      4.7%
Food & Tobacco ..................................................      1.1%
Industrial Products & Services ..................................      1.1%
Real Estate .....................................................      1.9%
Utilities .......................................................      5.8%

Cash Equivalents ................................................      3.8%
                                                                    -------
                                                                     100.0%
                                                                    =======

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
================================================================================
           U.S. GOVERNMENT AND
PAR VALUE  AGENCY OBLIGATIONS -- 60.9%                             MARKET VALUE
--------------------------------------------------------------------------------
            U.S. TREASURIES -- 49.1%
$2,000,000  U.S. Treasury Note, 1.625%, due 04/30/05 ...............$1,995,078
 2,000,000  U.S. Treasury Note, 2.875%, due 11/30/06 ............... 1,993,750
 3,000,000  U.S. Treasury Note, 3.000%, due 11/15/07 ............... 2,981,484
 1,000,000  U.S. Treasury Note, 3.000%, due 02/15/08 ...............   991,836
 4,000,000  U.S. Treasury Note, 2.625%, due 05/15/08 ............... 3,910,624
 1,163,830  U.S. Treasury Inflation-Protection Notes, 3.875%,
              due 01/15/09 ......................................... 1,304,444
 1,000,000  U.S. Treasury Note, 3.000%, due 02/15/09 ...............   981,602
 2,000,000  U.S. Treasury Note, 3.375%, due 10/15/09 ............... 1,980,312
 2,000,000  U.S. Treasury Note, 4.000%, due 11/15/12 ............... 1,996,640
 1,000,000  U.S. Treasury Note, 4.000%, due 02/15/14 ...............   986,211
                                                                    ----------
                                                                    19,121,981
                                                                    ----------
            U.S. GOVERNMENT AGENCIES -- 11.8%
 1,000,000  Federal Farm Credit Bank, 4.480%, due 08/24/12 ......... 1,008,021
 1,000,000  Federal Farm Credit Bank, 4.600%, due 12/27/12 ......... 1,014,074
   500,000  Federal Home Loan Bank, 3.375%, due 07/21/08 ...........   495,060
 1,000,000  Federal Home Loan Bank, 5.477%, due 01/28/09 ........... 1,066,315
 1,000,000  Federal Home Loan Bank, 4.375%, due 02/04/10 ........... 1,001,084
                                                                    ----------
                                                                     4,584,554
                                                                    ----------

            TOTAL U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS (Cost $23,817,871)..................$23,706,535
                                                                    ----------

================================================================================
PAR VALUE         CORPORATE BONDS -- 16.6%                         MARKET VALUE
--------------------------------------------------------------------------------
            FINANCE -- 5.5%
$1,000,000  Caterpillar Financial Services Corporation, 2.650%,
              due 01/30/06 .........................................  $993,851
 1,000,000  Regions Financial Corporation, 7.000%, due 03/01/11 .... 1,141,145
                                                                    ----------
                                                                     2,134,996
                                                                    ----------
            INDUSTRIALS -- 8.5%
 1,000,000  Alcoa, Inc., 6.000%, due 01/15/12 ...................... 1,092,415
 1,010,000  Dover Corporation, 6.250%, due 06/01/08 ................ 1,097,598
 1,000,000  United Technologies Corporation, 6.350%, due 03/01/11 .. 1,114,057
                                                                    ----------
                                                                     3,304,070
                                                                    ----------
            UTILITIES -- 2.6%
 1,000,000  National Rural Utilities Cooperative Finance
              Corporation, 6.000%, due 05/15/06..................... 1,035,818
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $6,474,222) ................$6,474,884
                                                                    ----------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 18.7%                                    MARKET VALUE
--------------------------------------------------------------------------------
         COMMUNICATION EQUIPMENT & SERVICES -- 1.1%
  7,000  Alltel Corporation ......................................  $  411,320
                                                                    ----------

         CONSUMER PRODUCTS - DURABLES -- 0.7%
 10,000  Leggett & Platt, Inc. ...................................     284,300
                                                                    ----------

         ENERGY & MINING -- 2.3%
 10,000  Exxon Mobil Corporation .................................     512,600
 14,000  National Fuel Gas Company ...............................     396,760
                                                                    ----------
                                                                       909,360
                                                                    ----------

         FINANCE - BANKS & THRIFTS -- 4.7%
 12,000  BB&T Corporation ........................................     504,600
 20,000  Huntington Bancshares, Inc. .............................     495,600
 11,000  National City Corporation ...............................     413,050
 15,000  North Fork Bancorporation, Inc. .........................     432,750
                                                                    ----------
                                                                     1,846,000
                                                                    ----------
         FOOD & TOBACCO -- 1.1%
 14,000  Conagra Foods, Inc. .....................................     412,300
                                                                    ----------

         INDUSTRIAL PRODUCTS & Services -- 1.1%
 10,000  Genuine Parts Company ...................................     440,600
                                                                    ----------

         REAL ESTATE -- 1.9%
 12,000  Duke Realty Corporation .................................     409,680
 10,000  Washington Real Estate Investment Trust .................     338,700
                                                                    ----------
                                                                       748,380
                                                                    ----------
         UTILITIES -- 5.8%
  6,000  Dominion Resources, Inc. ................................     406,440
 10,000  Exelon Corporation ......................................     440,700
  7,500  FPL Group, Inc. .........................................     560,625
 10,000  Pinnacle West Capital Corporation .......................     444,100
 12,000  Southern Company (The) ..................................     402,240
                                                                    ----------
                                                                     2,254,105
                                                                    ----------

         TOTAL COMMON STOCKS (Cost $6,271,615)                      $7,306,365
                                                                    ----------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  FACE
 AMOUNT     REPURCHASE AGREEEMENTS (1) -- 3.0%                     MARKET VALUE
--------------------------------------------------------------------------------
$1,164,914  US Bank N.A., 1.60%, dated 12/31/04, due 01/03/05 repurchase proceeds: $1,165,069 (Cost $1,164,914).... $1,164,914
                                                                    ----------

            TOTAL INVESTMENTS -- 99.2% (Cost $37,728,622)..........$38,652,698

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% .........    295,890
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$38,948,588
                                                                    ==========



(1)  Repurchase  agreement  is  fully  collaterized  by  $1,164,914  FNMA,  Pool
     #04-39-MF,   3.94%,  due  05/25/34.  The  aggregate  market  value  of  the collateral  at December  31, 2004 was  $1,188,340.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
==========================================================================================
                                                  AVE MARIA
                                                  CATHOLIC       AVE MARIA      AVE MARIA
                                                 VALUES FUND    GROWTH FUND     BOND FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities:
At amortized cost .............................. $190,185,457   $42,300,991    $37,728,622
                                                  ===========    ==========     ==========
At market value (Note 1) ....................... $248,507,335   $51,343,771    $38,652,698
Receivable for capital shares sold .............      386,597       687,895         13,290
Dividends and interest receivable ..............      148,965        33,582        294,129
Other assets ...................................       25,220        11,483          8,896
                                                  -----------    ----------     ----------
  TOTAL ASSETS .................................  249,068,117    52,076,731     38,969,013
                                                  -----------    ----------     ----------
LIABILITIES
Payable for capital shares redeemed ............      287,419        15,125            100
Payable for investment securities purchased ....           --       369,643             --
Accrued investment advisory fees (Note 2) ......      576,920        82,940            841
Accrued distribution fees (Note 2) .............       51,590        10,264           1317
Payable to affiliate (Note 2) ..................       30,400         6,100          4,000
Other accrued expenses .........................       51,483        18,479         14,167
                                                  -----------    ----------     ----------
 TOTAL LIABILITIES .............................      997,812       502,551         20,425
                                                  -----------    ----------     ----------
NET ASSETS ..................................... $248,070,305   $51,574,180    $38,948,588
                                                  -----------    ----------     ----------
NET ASSETS CONSIST OF:
Paid-in capital ................................ $190,511,683   $42,531,400    $38,020,798
Undistributed net investment income ............           --            --          3,685
Undistributed net realized gains from security
  transactions .................................           --            --             29
Distributions in excess of net realized gains
  from security transactions....................     (763,256)           --             --
Net unrealized appreciation on investments .....   58,321,878     9,042,780        924,076
                                                  -----------    ----------     ----------
NET ASSETS ..................................... $248,070,305   $51,574,180    $38,948,588
                                                  ===========    ==========     ==========

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)....   16,969,858     3,440,085
                                                  ===========    ==========
Net asset value, offering price and redemption
  price per share (Note 1) (a).................. $      14.62   $     14.99
                                                  ===========    ==========
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ........                               $32,457,950
                                                                                ==========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)....                                 3,155,484
                                                                                ==========
Net asset value, offering price and redemption
  price per share (Note 1)......................                               $     10.29
                                                                                ==========
PRICING OF CLASS R SHARES
Net assets applicable to Class R shares.........                               $ 6,490,638
                                                                                ==========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...                                   631,677
                                                                                ==========
Net asset value, offering price and redemption
  price per share (Note 1) (a) .................                               $     10.28
                                                                                ==========

(a) Except with respect to Class I shares of the Ave Maria Bond Fund, redemption price will vary as subject to contingent deferred sales load
     (Note 1).

See notes to financial statements.


                                       20

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
==========================================================================================
                                                   AVE MARIA
                                                    CATHOLIC       AVE MARIA     AVE MARIA
                                                   VALUES FUND    GROWTH FUND    BOND FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend ..................................... $  1,909,864    $  370,214     $  176,877
  Interest .....................................      108,677         7,917        895,146
                                                 ------------    ----------     ----------
    Total Income ...............................    2,018,541       378,131      1,072,023
                                                 ------------    ----------     ----------
EXPENSES
  Investment advisory fees (Note 2) ............    1,911,323       312,122        104,658
  Distribution fees (Note 2) ...................      477,831        78,031          8,533
  Administration, accounting and
    transfer agent fees (Note 2) ...............      287,303        52,862         48,000
  Trustees' fees and expenses ..................       30,942        28,938         28,551
  Legal and audit fees .........................       50,415        16,729         18,259
  Registration fees - Common ...................       32,278        26,686         11,268
  Registration fees - Class I ..................         --            --              459
  Registration fees - Class R ..................         --            --           11,808
  Postage and supplies .........................       39,794        15,905         12,396
  Custodian fees ...............................       22,983        10,215          6,096
  Compliance service fees ......................       11,861         7,050          6,832
  Insurance expense ............................       16,961         2,494          4,175
  Reports to shareholders ......................        5,790         2,253          1,352
  Advisory board fees and expenses .............        2,070         2,070          2,070
  Other expenses ...............................       14,352         6,059          8,127
                                                 ------------    ----------     ----------
    TOTAL EXPENSES .............................    2,903,903       561,414        272,584
  Less: Fees waived and/or expenses reimbursed
    by the Adviser (Note 2)
    Common .....................................      (36,934)      (93,231)      (147,127)
    Class I ....................................           --            --           (459)
    Class R ....................................           --            --         (6,688)
                                                 ------------    ----------     ----------
    NET EXPENSES ...............................    2,866,969       468,183        118,310
                                                 ------------    ----------     ----------

NET INVESTMENT INCOME (LOSS) ...................     (848,428)      (90,052)       953,713
                                                 ------------    ----------     ----------

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS
  Net realized gains from security transactions    11,939,746        88,987        286,596
  Net change in unrealized appreciation/
   (depreciation) on investments ...............   25,552,126     7,175,089        625,970
                                                 ------------    ----------     ----------

NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS ........................   37,491,872     7,264,076        912,566
                                                 ------------    ----------     ----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS .............................. $ 36,643,444    $7,174,024     $1,866,279
                                                 ============    ==========     ==========

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                       YEAR            YEAR
                                                      ENDED            ENDED
                                                    DECEMBER 31,    DECEMBER 31,
                                                       2004            2003
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ............................ $   (848,428)  $   (299,726)
  Net realized gains from security transactions ..   11,939,746      5,135,575
  Net change in unrealized appreciation/
    (depreciation) on investments ................   25,552,126     34,051,696
                                                   ------------   ------------
Net increase in net assets from operations .......   36,643,444     38,887,545
                                                   ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains on investments ......... (11,172,077)       (977,801)
                                                   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................   83,221,894     51,860,406
  Reinvestment of distributions to shareholders ..   10,923,676        974,099
  Payments for shares redeemed ................... (16,502,334)     (7,590,330)
                                                   ------------   ------------
Net increase in net assets from capital share
  transactions ...................................   77,643,236     45,244,175
                                                   ------------   ------------

TOTAL INCREASE IN NET ASSETS .....................  103,114,603     83,153,919

NET ASSETS
  Beginning of year ..............................  144,955,702     61,801,783
                                                   ------------   ------------
  End of year .................................... $248,070,305   $144,955,702
                                                   ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold ....................................    5,983,686      5,539,156
  Shares issued in reinvestment of distributions
    to shareholders ..............................      750,253         76,400
  Shares redeemed ................................   (1,133,670)      (768,714)
                                                   ------------   ------------
  Net increase in shares outstanding .............    5,600,269      4,846,842
  Shares outstanding, beginning of year ..........   11,369,589      6,522,747
                                                   ------------   ------------
  Shares outstanding, end of year ................   16,969,858     11,369,589
                                                   ============   ============

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                      YEAR           PERIOD
                                                      ENDED           ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                       2004          2003(a)
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ............................ $    (90,052)  $    (23,390)
  Net realized gains from security transactions ..       88,987           --
  Net change in unrealized appreciation/
   (depreciation) on investments .................    7,175,089      1,867,691
                                                   ------------   ------------
Net increase in net assets from operations .......    7,174,024      1,844,301
                                                   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................   30,047,463     13,264,851
  Payments for shares redeemed ...................     (752,065)        (4,394)
                                                   ------------   ------------
Net increase in net assets from capital
  share transactions .............................   29,295,398     13,260,457
                                                   ------------   ------------

TOTAL INCREASE IN NET ASSETS .....................   36,469,422     15,104,758

NET ASSETS
  Beginning of period ............................   15,104,758             --
                                                   ------------   ------------
  End of period .................................. $ 51,574,180   $ 15,104,758
                                                   ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold ....................................    2,271,166      1,224,821
  Shares redeemed ................................      (55,526)          (376)
                                                   ------------   ------------
  Net increase in shares outstanding .............    2,215,640      1,224,445
  Shares outstanding, beginning of period ........    1,224,445             --
                                                   ------------   ------------
  Shares outstanding, end of period ..............    3,440,085      1,224,445
                                                   ============   ============

(a) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                     YEAR          PERIOD
                                                     ENDED          ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                      2004          2003(a)
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .......................... $    953,713   $    488,579
  Net realized gains (losses) from security
    transactions .................................      286,596         (2,359)
  Net change in unrealized appreciation/
    (depreciation) on investments ................      625,970        298,106
                                                   ------------   ------------
Net increase in net assets from operations .......    1,866,279        784,326
                                                   ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income, Class I ............     (860,906)      (479,401)
  From net investment income, Class R ............      (89,172)        (9,648)
  From net realized gains on investments, Class I      (223,509)       (15,207)
  From net realized gains on investments, Class R       (44,699)          (743)
                                                   ------------   ------------
Net decrease in net assets from distributions to
  shareholders ...................................   (1,218,286)      (504,999)
                                                   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS I
  Proceeds from shares sold ......................           --     30,000,000
  Reinvestment of distributions to shareholders ..    1,084,415        494,608
                                                   ------------   ------------
Net increase in net assets from Class I capital
  share transactions .............................    1,084,415     30,494,608
                                                   ------------   ------------

CLASS R
  Proceeds from shares sold ......................    5,057,877      1,504,260
  Reinvestment of distributions to shareholders ..      114,761          5,698
  Payments for shares redeemed ...................     (231,322)        (9,029)
                                                   ------------   ------------
Net increase in net assets from Class R capital
  share transactions .............................    4,941,316      1,500,929
                                                   ------------   ------------

TOTAL INCREASE IN NET ASSETS .....................    6,673,724     32,274,864
                                                   ------------   ------------
NET ASSETS
  Beginning of period ............................   32,274,864             --
                                                   ------------   ------------
  End of period .................................. $ 38,948,588   $ 32,274,864
                                                   ============   ============

UNDISTRIBUTED NET INVESTMENT INCOME .............. $      3,685   $         --
                                                   ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS I
  Shares sold ....................................           --      3,000,000
  Shares issued in reinvestment of distributions
    to shareholders ..............................      106,183         49,301
                                                   ------------   ------------
  Net increase in shares outstanding .............      106,183      3,049,301
  Shares outstanding, beginning of period ........    3,049,301             --
                                                   ------------   ------------
  Shares outstanding, end of period ..............    3,155,484      3,049,301
                                                   ============   ============

CLASS R
  Shares sold ....................................      494,261        149,207
  Shares issued in reinvestment of distributions
    to shareholders ..............................       11,216            568
  Shares redeemed ................................      (22,676)          (899)
                                                   ------------   ------------
  Net increase in shares outstanding .............      482,801        148,876
  Shares outstanding, beginning of period ........      148,876             --
                                                   ------------   ------------
  Shares outstanding, end of period ..............      631,677        148,876
                                                   ============   ============





(a) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
========================================================================================================
                                                       YEAR         YEAR          YEAR        PERIOD
                                                       ENDED        ENDED         ENDED       ENDED
                                                   DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                       2004         2003          2002        2001(a)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........  $    12.75   $     9.47   $    10.50   $    10.00
                                                    ----------   ----------   ----------   ----------

Income (loss) from investment operations:
  Net investment income (loss) ...................       (0.05)       (0.03)       (0.01)        0.02
  Net realized and unrealized gains (losses)
    on investments ...............................        2.61         3.40        (1.02)        0.51
                                                    ----------   ----------   ----------   ----------
Total from investment operations .................        2.56         3.37        (1.03)        0.53
                                                    ----------   ----------   ----------   ----------

Less distributions:
  From net investment income .....................          --           --           --        (0.02)
  From net realized gains on investments .........       (0.69)       (0.09)          --        (0.01)
  In excess of net realized gains on investments..          --           --           --        (0.00)
                                                    ----------   ----------   ----------   ----------
Total distributions ............................         (0.69)       (0.09)          --        (0.03)
                                                    ----------   ----------   ----------   ----------

Net asset value at end of period .................  $    14.62   $    12.75   $     9.47   $    10.50
                                                    ==========   ==========   ==========   ==========

Total return (c) .................................        20.1%        35.6%        (9.8)%        5.3%(b)
                                                    ==========   ==========   ==========   ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ..............  $  248,070   $  144,956   $   61,802   $   23,953
                                                    ==========   ==========   ==========   ==========


Ratio of net expenses to average net assets (d) ..        1.50%        1.50%        1.50%        1.50%(e)

Ratio of net investment income (loss)
  to average net assets ..........................       (0.44)%      (0.28)%      (0.14)%       0.39%(e)

Portfolio turnover rate ..........................          34%          58%          86%          44%(e)

(a) Represents the period from the initial public offering (May 1, 2001) through December 31, 2001.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.56%, 1.69%, and 2.09%(e) for the periods ended December 31, 2004, 2003, 2002, and 2001, respectively.

(e)  Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                     YEAR             PERIOD
                                                     ENDED            ENDED
                                                   DECEMBER 31,    DECEMBER 31,
                                                      2004            2003(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........... $      12.34   $    10.00
                                                   ------------   ----------

Income (loss) from investment operations:
  Net investment loss ............................        (0.03)       (0.02)
  Net realized and unrealized gains on investments         2.68         2.36
                                                   ------------   ----------
Total from investment operations .................         2.65         2.34
                                                   ------------   ----------

Less distributions:
  From net investment income .....................           --           --
  From net realized gains on investments .........           --           --
                                                   ------------   ----------
Total distributions ..............................           --           --
                                                   ------------   ----------

Net asset value at end of period ................. $      14.99   $    12.34
                                                   ============   ==========

Total return (c) .................................         21.5%        23.4%(b)
                                                   ============   ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .............. $     51,574   $   15,105
                                                   ============   ==========


Ratio of net expenses to average net assets (d) ..         1.50%        1.49%(e)

Ratio of net investment loss to average net assets        (0.29)%     (0.36)%(e)

Portfolio turnover rate ..........................            3%           0%

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.79% and 2.61%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)  Annualized

See notes to financial statements.

AVE MARIA BOND FUND - CLASS I
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                        YEAR         PERIOD
                                                        ENDED         ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                        2004          2003(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........... $      10.09   $    10.00
                                                   ------------   ----------

Income from investment operations:
  Net investment income ..........................         0.28         0.16
  Net realized and unrealized gains on investments         0.27         0.10
                                                   ------------   ----------
Total from investment operations .................         0.55         0.26
                                                   ------------   ----------

Less distributions:
  From net investment income .....................        (0.28)       (0.16)
  From net realized gains on investments .........        (0.07)       (0.01)
                                                   ------------   ----------
Total distributions ..............................        (0.35)       (0.17)
                                                   ------------   ----------

Net asset value at end of period ................. $      10.29   $    10.09
                                                   ============   ==========

Total return (c) .................................          5.5%         2.6%(b)
                                                   ============   ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .............. $     32,458   $   30,773
                                                   ============   ==========

Ratio of net expenses to average net assets (d) ..         0.30%        0.30%(e)

Ratio of net investment income to average net assets       2.77%        2.36%(e)

Portfolio turnover rate ..........................           47%          50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.72% and 0.71%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)  Annualized.

See notes to financial statements.

AVE  MARIA  BOND  FUND -  CLASS  R
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                          YEAR        PERIOD
                                                          ENDED        ENDED
                                                       DECEMBER 31, DECEMBER 31,
                                                          2004        2003(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........... $      10.09   $    10.00


Income from investment operations:
  Net investment income ..........................         0.24         0.14
  Net realized and unrealized gains on investments         0.26         0.10

Total from investment operations .................         0.50         0.24


Less distributions:
  From net investment income .....................        (0.24)       (0.14)
  From net realized gains on investments .........        (0.07)       (0.01)

Total distributions ..............................        (0.31)       (0.15)


Net asset value at end of period ................. $      10.28   $    10.09



Total return (c) .................................          5.1%         2.4%(b)



Ratios/Supplementary Data:
Net assets at end of period (000's) .............. $      6,491   $    1,502



Ratio of net expenses to average net assets (d) ..         0.70%        0.69%(e)

Ratio of net investment income to average net assets       2.37%        1.96%(e)

Portfolio turnover rate ..........................           47%          50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.31%and 2.49%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)  Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Bond Fund (the Funds) are each a series of the Schwartz Investment Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Prospectus for more detailed information regarding the investment strategies of each Fund.

The Ave Maria Bond Fund offers two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class R bears the expenses of higher distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) Class I shares are not subject to the contingent deferred sales load described below; (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (5) Class I shares require an initial investment of $25 million.

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund (except for Class I shares of the Ave Maria Bond
Fund) are subject to a 1% contingent deferred sales load if redeemed within one year of their purchase.

AVE MARIA  MUTUAL FUNDS
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================
The following is a summary of significant  accounting  policies  followed by the
Funds:

     (a) VALUATION OF INVESTMENTS - Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange (NYSE) on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     (b) INCOME TAXES - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

     The tax character of distributable earnings at December 31, 2004 was as follows:
     ---------------------------------------------------------------------------
                                            AVE MARIA
                                            CATHOLIC      AVE MARIA    AVE MARIA
                                           VALUES FUND   GROWTH FUND   BOND FUND
     ---------------------------------------------------------------------------
     Undistributed ordinary income ..... $      --     $     8,354  $    12,039
     Undistributed long-term gains .....         691          --             29
     Net unrealized appreciation .......  57,557,931     9,034,426      915,722
                                          ----------     ---------      -------
     Total distributable earnings ...... $57,558,622   $ 9,042,780  $   927,790
                                         ===========   ===========  ===========
     ---------------------------------------------------------------------------

AVE MARIA  MUTUAL FUNDS
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================
     The following information is based upon the federal income tax cost of the investment securities as of December 31, 2004:
     ---------------------------------------------------------------------------
                                            AVE MARIA
                                            CATHOLIC      AVE MARIA    AVE MARIA
                                           VALUES FUND   GROWTH FUND   BOND FUND
     ---------------------------------------------------------------------------
     Gross unrealized appreciation ..... $58,508,064   $ 9,523,899  $ 1,143,937
     Gross unrealized depreciation .....    (950,133)     (489,473)    (228,215)
                                          ----------     ---------      -------
     Net unrealized appreciation ....... $57,557,931   $ 9,034,426  $   915,722
                                         ===========   ===========  ===========
     Federal income tax cost ........... $190,949,404  $42,309,345  $37,736,976
                                         ===========   ===========  ===========
     ---------------------------------------------------------------------------

     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America (GAAP). These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales. The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Bond Fund is due to certain timing differences in the recognition of the amortization of organizational costs. These "book/tax" differences are also temporary in nature.

     For the year ended December 31, 2004, the Ave Maria Catholic Values Fund reclassified $741,180 of its net investment loss against distributions in excess of net realized gains and $107,248 against paid-in capital. For the year ended December 31, 2004, the Ave Maria Growth Fund reclassified $88,987 of its net investment loss against realized gains and $1,065 against paid-in capital. These reclassifications are reflected on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

     (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

     (d) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended December 31, 2004 and December 31, 2003 were as follows:

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
     ---------------------------------------------------------------------------
                                        ORDINARY   LONG-TERM          TOTAL
     PERIOD ENDED                        INCOME   CAPITAL GAINS   DISTRIBUTIONS
                                                     (15%)
     ---------------------------------------------------------------------------
     AVE MARIA CATHOLIC VALUES FUND:
       December 31, 2004               $       --  $ 11,172,077  $11,172,077
       December 31, 2003               $       --  $    977,801  $   977,801
     AVE MARIA BOND FUND - CLASS I:
       December 31,2004                $1,020,957  $     63,458  $ 1,084,415
       December 31, 2003               $  494,608  $         --  $   494,608
     AVE MARIA BOND FUND - CLASS R:
       December 31, 2004               $  121,180  $     12,691  $   133,871
       December 31, 2003               $   10,391  $         --  $    10,391
     ---------------------------------------------------------------------------

     There were no distributions for the Ave Maria Growth Fund for the periods ended December 31, 2004 and 2003.

     (e) REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund's policy to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.

     (f) ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (g) COMMON EXPENSES - Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.


2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Funds is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). Certain other officers of the Funds are officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Funds.

Pursuant to an Investment Advisory Agreement between the Funds and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, the Adviser receives from each of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund a quarterly fee equal to the annual rate of 1.00% of its average daily net assets. The Adviser receives from the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.30% of the average value of its daily net assets.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Catholic Values Fund do not exceed 1.50% until at least May 1, 2005. The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Growth Fund do not exceed 1.50% and the net expenses of Class I and Class R shares of the Ave Maria Bond Fund do not exceed 0.30% and 0.70%, respectively, until at least May 1, 2007. For the year ended December 31, 2004, the Adviser waived investment advisory fees of $36,934 with respect to the Ave Maria Catholic Values Fund; waived investment advisory fees of $93,231 with respect to the Ave Maria Growth Fund; and waived all of its investment advisory fees of $104,658 and reimbursed $49,616 of other operating expenses (including $42,469 of common expenses, $459 of Class I expenses and $6,688 of Class R expenses) with respect to the Ave Maria Bond Fund.

Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2004, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser are as follows:

--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund ..................................   $  203,553
Ave Maria Growth Fund ...........................................   $  166,134
Ave Maria Bond Fund .............................................   $  245,101
--------------------------------------------------------------------------------

As of December 31, 2004, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

--------------------------------------------------------------------------------
                                          DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                              2005         2006         2007
--------------------------------------------------------------------------------
     Ave Maria Catholic Values Fund .... $    99,770   $    66,849  $    36,934
     Ave Maria Growth Fund ............. $      --     $    72,903  $    93,231
     Ave Maria Bond Fund ............... $      --     $    90,827  $   154,274
--------------------------------------------------------------------------------

Pursuant to a Mutual Fund Services Agreement between the Funds and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder's account, and processes purchases and redemptions of each Fund's shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets and each of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable by each Fund is subject to a minimum monthly fee of $4,000. For the year ended December 31, 2004, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund paid $287,303, $52,862 and $48,000, respectively, to Ultimus for mutual fund services.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Schwartz Fund Distributors, Inc. (SFD) served as the principal underwriter for the distribution of shares of the Funds. During the year ended December 31, 2004, SFD collected $6,365, $3,000, and $857 in contingent deferred sales loads on redemptions of shares of the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. Effective January 1, 2005, SFD ceased serving as the Funds principal underwriter and Ultimus Fund Distributors, LLC, an affiliate of Ultimus, assumed the role of principal underwriter for the Funds.

Each Fund has adopted a Shareholder Servicing Plan (the Plan), which allows the Funds to make payments to financial organizations (including the Adviser and other affiliates of the Fund) for providing account administration and personal and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). During the year ended December 31, 2004, the total expenses incurred pursuant to the Plan were $477,831, $78,031, and $8,533 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. No expenses were incurred pursuant to the Plan for Class I shares of the Ave Maria Bond Fund.

3.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

--------------------------------------------------------------------------------
                                           AVE MARIA
                                            CATHOLIC      AVE MARIA    AVE MARIA
                                           VALUES FUND   GROWTH FUND   BOND FUND
--------------------------------------------------------------------------------
Purchases of investment securities ...... $117,291,298   $29,215,068  $6,631,245
                                          ============   ===========  ==========
Proceeds from sales of investment
  securities ............................ $ 61,404,098   $   961,424  $5,990,198
                                          ============   ===========  ==========
--------------------------------------------------------------------------------

4.   CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Trustees
Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund

We have audited the accompanying statements of assets and liabilities of Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund (the "Funds"), including the schedules of investments, as of December 31, 2004, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund as of December 31, 2004, the results of their operations, their changes net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 11, 2005

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                  Position Held         Length of
Trustee                       Address                      Age    with the Trust       Time Served
----------------------------------------------------------------------------------------------
*Gregory  J.  Schwartz        3707 W.  Maple Road          63     Chairman  of the     Since  1992
                              Bloomfield Hills, MI                Board/Trustee

*George P. Schwartz, CFA      3707 W. Maple Road           60     President/Trustee    Since 1992
                              Bloomfield Hills, MI

John E. Barnds                640 Lakeside     72                 Trustee              Since 2005
                              Birmingham, MI

Peter F. Barry                3707 W. Maple Road           77     Trustee              Since 2004
                              Bloomfield Hills, MI

Donald J. Dawson, Jr.         333 W. Seventh Street        57     Trustee              Since 1993
                              Royal Oak, MI

Fred A. Erb                   800 Old North Woodward       81     Trustee Emeritus     Since 1994
                              Birmingham, MI

John J. McHale                2014 Royal Fern Court        83     Trustee Emeritus     Since 1993
                              Palm City, FL

Sidney F. McKenna             1173 Banbury Circle          82     Trustee Emeritus     Since 1993
                              Bloomfield Hills, MI

*Richard L. Platte, Jr., CFA  3707 W. Maple Road           53     Vice President       Since 1993
                              Bloomfield Hills, MI                and Secretary

*Timothy S. Schwartz          3707 W. Maple Road           33     Treasurer            Since 2000
                              Bloomfield Hills, MI

Cynthia M. Dickinson          34600 W. Eight Mile Road     45     Chief Compliance     Since 2004
                              Farmington Hills, MI                Officer

*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
     Gregory J.  Schwartz  and George P.  Schwartz  are  brothers and Timothy S.
     Schwartz  is the son of George P.  Schwartz  and the  nephew of  Gregory J.
     Schwartz.

Each Trustee oversees four portfolios of the Trust: the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Gregory J. Schwartz & Co., the Trust's primary selling agent.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria Catholic Values Fund.

AVE MARIA  MUTUAL FUNDS
BOARD OF TRUSTEES AND  EXECUTIVE OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================
John E. Barnds is retired First Vice President of National  Bank of Detroit.

Peter F. Barry is retired President of Cadillac Rubber & Plastics Company (a manufacturer of rubber and plastics components).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund.

Timothy S. Schwartz is Vice President and Treasurer of Schwartz Investment Counsel, Inc.

Cynthia M. Dickinson is President of CMD Consulting, LLC (business consultant).

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD (UNAUDITED)
================================================================================
The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board, each of whom has held office since his or her appointment on April 26, 2001.


Member                 Address                                            Age
--------------------------------------------------------------------------------
Bowie K. Kuhn          136 Teal Pointe Lane, Ponta Vedra Beach, FL         78
Thomas S. Monaghan     One Ave Maria Drive, Ann Arbor, MI                  68
Michael J. Novak       1150 17th Street, NW, Suite 1100, Washington, DC    71
Paul R. Roney          One Ave Maria Drive, Ann Arbor, MI                  47
Phyllis Schlafly       7800 Bonhomme, St. Louis, MO                        80

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chairman of Domino's Farms Corporation. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino's Pizza, Inc.

Michael J. Novak is a theologian, author, columnist and former U.S. ambassador. He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino's Farms Corporation. Prior to December 1998, he was Treasurer of Domino's Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).


Additional information regarding the Funds' Trustees, executive officers and Catholic Advisory Board members may be found in the Funds' Statement of Additional Information and is available without charge upon request by calling 1-888-726-9331.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Ave Maria Catholic Values Fund and the Ave Maria Bond Fund and certain ordinary income dividends paid by the Ave Maria Bond Fund during the fiscal year ended December 31, 2004. On December 29, 2004, the Ave Maria Catholic Values Fund declared and paid a long-term capital gain distribution of $0.6900 per share. The Ave Maria Bond Fund declared and paid a short-term capital gain and long-term capial gain distribution of $0.0512 and $0.0203, respectively. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.2788 per share for Class I and $0.2424 per share for Class
R. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, 100% of the long-term capital gain distribution of $0.6900 and $0.0203 per share for the Ave Maria Catholic Values Fund and Ave Maria Bond Fund, respectively and a portion (18.5%) of the ordinary income dividends paid for the Ave Maria Bond Fund may be subject to a maximum tax rate of 15%. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2004 calendar year early in 2005.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur two types of cost: (1) transaction costs, including contingent deferred sales loads, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The tables below illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge a front-end sales load. However, a contingent deferred sales load of 1% is applied if you redeem your shares within one year of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
AVE MARIA CATHOLIC VALUES FUND
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,089.90        $7.88
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00        $1,017.60        $7.61
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Catholic Values Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA GROWTH FUND
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,132.20        $8.04
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00        $1,017.60        $7.61
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Growth Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS I
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,045.30        $1.54
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00        $1,023.63        $1.53
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Bond - Class I's annualized expense ratio of 0.30% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS R
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $ 1,043.40        $3.60
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00       $ 1,021.62        $3.56
--------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond - Class R's annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

BOARD OF TRUSTEES
Gregory J. Schwartz, Chairman
George P. Schwartz, CFA
John E. Barnds
Peter F. Barry
Donald J. Dawson, Jr.
Fred A. Erb, Emeritus
John J. McHale, Emeritus
Sidney F. McKenna, Emeritus

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President
Cynthia M. Dickinson, Chief Compliance Officer

CATHOLIC ADVISORY BOARD
Bowie K. Kuhn, Chairman
Thomas S. Monaghan
Michael Novak
Paul R. Roney
Phyllis Schlafly

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

PRIMARY SELLING AGENT
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
180 N. Stetson Ave.
Chicago, IL 60606

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006






A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-726-9331., or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-726-9331, or on the SEC's website HTTP://WWW.SEC.GOV.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2005



                              AVE MARIA GROWTH FUND
                               AVE MARIA BOND FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund (the "Funds"). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2005, as it may from time to time be revised.


     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds' Prospectus may be obtained by writing the Funds at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Funds toll-free at 888-726-9331. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................  3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................  4

INVESTMENT LIMITATIONS .................................................... 15

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD 17

THE INVESTMENT ADVISER .................................................... 21

THE SUB-ADVISER ........................................................... 24

SHAREHOLDER SERVICING PLAN ................................................ 25

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS ............................ 25

PORTFOLIO TURNOVER ........................................................ 28

CALCULATION OF SHARE PRICE ................................................ 28

SPECIAL SHAREHOLDER SERVICES .............................................. 29

TAXES ..................................................................... 30

REDEMPTION IN KIND ........................................................ 33

HISTORICAL PERFORMANCE INFORMATION ........................................ 33

PRINCIPAL SECURITY HOLDERS ................................................ 36

CUSTODIAN ................................................................. 37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. 37

LEGAL COUNSEL ............................................................. 37

TRANSFER AGENT ............................................................ 37

THE DISTRIBUTOR ........................................................... 37

FINANCIAL STATEMENTS ...................................................... 38

APPENDIX A (Ratings Descriptions) ......................................... 39

APPENDIX B (Proxy Voting Policies and Procedures) ......................... 43

THE TRUST

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers five series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Growth Fund and the Ave Maria Bond (referred to individually as a "Fund" and collectively as the "Funds"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Schwartz Value Fund may be found in separate Statements of Additional Information. Each Fund has its own investment objective, strategies and policies.


     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     The Ave Maria Bond offers both Class R shares and Class I shares. Each Class of shares represents an interest in the same assets of the Ave Maria Bond Fund, has the same rights and is identical in all material respects except that
(1) Class R shares bear the expense of higher distribution fees; (2) certain other Class specific expenses may be borne solely by the Class to which such expenses are attributable, including printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each Class has exclusive voting rights relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares at a future date.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     The Prospectus  describes the Funds'  principal  investment  strategies and
risks.   This  section   expands  upon  that   discussion   and  also  discusses
non-principal investment strategies and risks.

                             Temporary Investments

     For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash and high-quality money market obligations. Money market securities include short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

     The Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the Adviser to be of comparable quality. Each Fund may also invest in United States Treasury Bills and Notes, and certificates of deposit of domestic branches of U.S. banks.

     The Funds may invest in repurchase agreements issued by banks and certain non-bank broker-dealers. In a repurchase agreement, a Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. When entering into repurchase agreements, a Fund must hold an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement can be considered as a loan collateralized by the security purchased. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In that event, a Fund may experience delays, increased costs and a possible loss. Repurchase agreements will be acquired in accordance with procedures established by the Funds' Board of Trustees which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

                          Lending Portfolio Securities

     Each of the Funds may lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

     Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Funds' custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

     The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

     In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custodian fees for services in connection with lending of securities.

                             When-Issued Securities

     The Ave Maria Bond Fund may purchase securities on a forward commitment or when-issued basis, which means that the price of the securities is fixed at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. Interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if the Adviser deems it advisable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date.

     When the Fund purchases securities on a when-issued basis, it will maintain with the Fund's custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when- issued transactions. When-issued securities may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase.

                               Foreign Securities

     Each of the Funds may invest up to 5% of its total assets in securities of foreign issuers that are either U.S. dollar-denominated or in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. Each of the Funds, however, will not invest more than 10% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Funds may incur certain costs in converting securities denominated in foreign currencies to U.S.

dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations in which their respective portfolio managers consider as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                   Mortgage-Backed and Asset-Backed Securities

     The Ave Maria Bond Fund may invest in Mortgage-Backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities;
(ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities as well as other asset-backed securities are described below.

     GUARANTEED GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The Guaranteed Government Agency Mortgage-Backed Securities in which the Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

     PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMO's and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Ave Maria Bond Fund will not invest in such high-risk derivative mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Ave Maria Bond Fund may enter into mortgage "dollar rolls" in which the Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Ave Maria Bond Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

     ASSET-BACKED SECURITIES. Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

     MISCELLANEOUS. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

     Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

                               Illiquid Securities

     Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 5% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Trustees. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees, with the assistance of the Adviser and/or Sub-Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

                           U.S. Government Securities

     Each of the Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                             Zero Coupon Securities

     The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than to other types of debt securities having similar maturities and credit qualities.

                               Hedging Instruments

     The Ave Maria Bond Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When the Fund buys a Debt Future, it agrees to take delivery of a specific type of debt security at a specific future date for a fixed price; when it sells a Debt Future, it agrees to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The Fund may purchase puts but only if (i) the investments to which the puts relate are Debt Futures; and (ii) the puts are traded on a domestic commodities exchange. Such puts need not be protective (i.e., the Fund need not own the related Debt Futures). The Ave Maria Bond Fund may write covered puts on Debt Futures. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. The Fund may purchase calls and write calls but only if (i) the investments to which the calls relate are Debt Futures; and (ii) the calls are traded on a domestic commodities exchange. The Fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, which regulates trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a Futures Commission Merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of a party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

     WRITING CALL AND PUT OPTIONS. When the Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts.

     To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Ave Maria Bond Fund may only write covered puts. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     COMBINED OPTION POSITIONS. The Ave Maria Bond Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments. The Fund may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain U.S. Government securities, cash or liquid securities in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transactions costs to which the Ave Maria Bond Fund would not be subject absent the use of these strategies. If the Fund's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of Debt Futures and options on Debt Futures include (i) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (ii) imperfect correlation between the price of options and Debt Futures and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

                          Investment Company Securities

     Investment company securities are securities of other open-end or closed-end investment companies. Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

     EXCHANGE TRADED FUNDS ("ETFS"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     2. Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Bond Fund may (i) enter into interest rate swap transactions; (ii) purchase or sell futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (iv) write or invest in put or call options; and (v) enter into foreign currency exchange contracts.

     3. Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

     4. Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

     5. Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Neither Fund will make loans, except through (i) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (ii) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

     7. Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     8. Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

     9. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

     10.  Neither  Fund  will  purchase  or  sell   commodities  or  commodities
contracts, except that the Bond Fund may enter into futures contracts and options on futures contracts.

     Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

     1. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

     2. Neither Fund will invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

     3. Neither Fund's investments in illiquid securities will exceed 5% of the value of its net assets.

     4. Neither Fund will make investments for the purpose of exercising control or management of any company.

     5. Neither Fund's investment in warrants, valued at the lower of cost or market, will exceed 5% of the total value of the Fund's net assets. Included within that amount, but not to exceed 2% of the total value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (fundamental investment limitation 3, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD
--------------------------------------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                             PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                      LENGTH OF         POSITION(S) HELD            PAST 5 YEARS AND             OVERSEEN BY
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST         DIRECTORSHIPS OF PUBLIC COMPANIES       TRUSTEE

INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 63)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz &         5
3707 W. Maple Road                                                         Co.,     Inc.    (a     registered
Bloomfield Hills, MI  48301                                                broker-dealer)     and    Schwartz
                                                                           Investment Counsel, Inc.

*George P. Schwartz, CFA (age 60)     Since Aug. 1992   President/Trustee  President  and  Chief   Investment         5
3707 W. Maple Road                                                         Officer  of  Schwartz   Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 58)        Since Jan. 1993        Trustee       Chairman   of   Payroll   1,  Inc.         5
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

John E. Barnds (age 73)               Since Jan. 2005        Trustee       Retired  First Vice  President  of         5
640 Lakeside                                                               National Bank of Detroit
Birmingham, MI  48009

Peter F. Barry (age 77)               Since Jan. 2004        Trustee       Retired President of Cadillac              5
3707 W. Maple Road                                                         Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)


EXECUTIVE OFFICERS:

Richard L. Platte, Jr., CFA (age 54)  Since Jan. 1993    Vice President    Executive Vice President and
3707 W. Maple Road                                       and Secretary     Secretary of Schwartz Investment
Bloomfield Hills, MI 48301                                                 Counsel, Inc.

Timothy S. Schwartz (age 33)          Since April 2000       Treasurer     Vice President and Treasurer  of
3707 W. Maple Road                                                         Schwartz Investment Counsel, Inc.
Bloomfield Hills, MI  48301

Cynthia M. Dickinson (age 45)         Since Sept. 2004   Chief Compliance  President of CMD Consulting, LLC
34600 W. Eight Mile Road                                     Officer
Farmington Hills, MI 48335

* Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2004.


     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                                  Dollar Range of          Aggregate Dollar
                                 Fund Shares Owned      Range of Shares of All
Name of Trustee                      by Trustee       Funds Overseen by Trustee
--------------------------------------------------------------------------------

Gregory J. Schwartz                     None                     None
George P. Schwartz, CFA            Over $100,000            Over $100,000
Donald J. Dawson, Jr                    None               $50,001-$100,000
John E. Barnds                          None                     None
Peter F. Barry                          None                Over $100,000


     THE CATHOLIC ADVISORY BOARD. The Catholic Advisory Board attempts to ensure that each Fund's investments are consistent with the core values and teachings of the Roman Catholic Church. Each Board member is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board reviews the companies selected by the Adviser and/or Sub-Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic Church. The Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

     The Funds only invest in equity securities and corporate debt securities if they meet the Funds' religious and investment objectives and, therefore, the Funds' returns may be lower than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds' performance, either positively or negatively.

     His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

     The following is a list of the members of the Catholic Advisory Board:

                                          Length of                  Principal Occupation(s) During
  Name, Address and Age                 Time Served                           Past 5 Years
--------------------------------------------------------------------------------------------------------------
Bowie K. Kuhn, Chairman (age 78)      Since April 2001       President of The Kent Group (business, sports and
136 Teal Pointe Lane                                         financial consultant);  trustee of  the  National
Ponte Vedra Beach, FL 32082                                  Baseball Hall of Fame and Museum

Thomas S. Monaghan (age 68)           Since April 2001       Chairman  of  the  Ave  Maria  Foundation (a non-
One Ave Maria Drive                                          profit   foundation  supporting  Roman   Catholic
Ann Arbor, MI 48105                                          organizations);  Chairman  of   Domino's    Farms
                                                             Corp.

Michael J. Novak (age 71)             Since April 2001       Theologian,  author,  columnist  and  former U.S.
1150 17th Street, NW                                         ambassador;   Director  of Social  and  Political
Washington, DC 20015                                         Studies of the American Enterprise Institute

Paul R. Roney (age 47)                Since April 2001       Executive Director  of the Ave  Maria Foundation;
One Ave Maria Drive                                          President of Domino's Farms Corp.
Ann Arbor, MI 48105

Phyllis Schlafy (age 80)              Since April 2001       Author,   columnist   and    radio   commentator;
7800 Bonhomme Avenue                                         President  of   Eagle  Forum   (an   organization
St. Louis, MO 63105                                          promoting conservative and pro-family values)

     The Funds will indemnify and hold harmless the members of the Catholic Advisory Board for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.


     COMPENSATION OF TRUSTEES AND CATHOLIC ADVISORY BOARD MEMBERS. No director, officer or employee of the Adviser, Sub-Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective April 1, 2005, each Trustee who is not affiliated with the Adviser, Sub-Adviser or the Distributor receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board (except $2,000 for the committee Chairman), plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $3,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees. Each member of the Catholic Advisory Board receives a fee of $1,500 for each Advisory Board meeting attended (except $2,000 for the Chairman of the Advisory Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2004 to Trustees and members of the Catholic Advisory Board (CAB):

                                                                                  Total
                          Aggregate        Pension or      Estimated Annual    Compensation
                        Compensation       Retirement        Benefits Upon    From the Funds
Name and Position      From the Funds   Benefits Accrued      Retirement     and Fund Complex
----------------------------------------------------------------------------------------------
Gregory J. Schwartz         None              None                None             None
  CHAIRMAN/TRUSTEE
George P. Schwartz          None              None                None             None
  PRESIDENT/TRUSTEE

Donald J. Dawson         $ 6,000              None                None         $ 12,000
  TRUSTEE
Peter F. Barry             6,000              None                None           12,000
  TRUSTEE
Fred A. Erb                5,000              None                None           10,000
  TRUSTEE EMERITUS
Sidney F. McKenna          5,500              None                None           11,000
  TRUSTEE EMERITUS
John J. McHale             2,500              None                None            5,000
  TRUSTEE EMERITUS
Bowie K. Kuhn              5,167              None                None           10,000
  CAB MEMBER
Thomas S. Monaghan           667              None                None            1,000
  CAB MEMBER
Michael J. Novak             667              None                None            1,000
  CAB MEMBER
Paul R. Roney                667              None                None            1,000
  CAB MEMBER

Phyllis Schlafly             667              None                None            1,000
  CAB MEMBER
Thomas J. Sullivan*          667              None                None            1,000
  CAB MEMBER

     *    Former CAB Member

THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Funds' investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund's investment process. The Ave Maria Growth Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at the annual rate of 0.3% of its average daily net assets. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Growth Fund accrued advisory fees of $312,122 and $64,637, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived $93,231 of its advisory fees with respect to the fiscal year ended December 31, 2004 and waived all of its advisory fees and reimbursed the Fund for $8,266 of other operating expenses with respect to the fiscal period ended December 31, 2003. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Bond Fund accrued advisory fees of $104,658 and $61,977, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser waived all of its advisory fees with respect to each such fiscal period and reimbursed the Fund for $49,616 and $28,850, respectively, of other operating expenses.


     Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.


     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed, until at least May 31, 2007, to waive advisory fees or to reimburse operating expenses to the extent necessary so that ordinary operating expenses of the Ave Maria Growth Fund (excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) do not exceed an amount equal to 1.5% annually of the Fund's average net assets, and so that ordinary operating expenses of the Ave Maria Bond Fund (excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) do not exceed an amount equal to 0.70% and 0.30% annually of the Fund's average net assets allocable to Class R shares and Class I shares, respectively. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund. As of December 31, 2004, the amount available for reimbursement to the Adviser from the Ave Maria Growth Fund was $166,134; of this amount, $72,903 must be recaptured by the Adviser prior to December 31, 2006 and $93,231 must be recaptured by the Adviser prior to December 31, 2007, or the amounts are forfeited. As of December 31, 2004, the amount available for reimbursement to the Adviser from the Ave Maria Growth Fund and the Ave Maria Bond Fund was $245,101; of this amount, $90,827 must be recaptured by the Adviser prior to December 31, 2006 and

$154,274 must be recaptured by the Adviser prior to December 31, 2007, or the amounts are forfeited.

     By its terms, the Advisory Agreement of each Fund will remain in force until April 30, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreements. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term performance of the Funds was considered. Each Fund's current and longer-term performance was compared to its performance benchmark and to that of comparable funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreements, the Trustees compared the fees and overall expense levels of each Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Funds, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also considered the fee waivers by the Adviser in order to reduce each Fund's operating expenses. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of each Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund and its shareholders to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


THE SUB-ADVISER
---------------

     The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the "Sub-Adviser") to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.


     Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.4% of the value of the Ave Maria Growth Fund's average daily net assets. The Sub-Adviser's fee will be reduced by a portion (40%) of any fee waivers or expense reimbursements by the Adviser with respect to the Ave Maria Growth Fund. For the fiscal periods ended December 31, 2004 and 2003, the Adviser paid the Sub-Adviser $87,556 and $15,513, respectively, in sub-advisory fees.

     By its terms, the Sub-Advisory Agreement will remain in force until April 30, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of the Ave Maria Growth Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or the Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided to the Ave Maria Growth Fund by the Sub-Adviser, the resources dedicated by the Sub-Adviser to performing services for the Fund, the business reputation of the Sub-Adviser, the experience of the Sub-Adviser, the investment performance of the Fund and the reasonableness of the fees charged by the Sub-Adviser. These matters were considered by the Independent Trustees meeting with experienced counsel. The Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Ave Maria Growth Fund and its shareholders to continue the Sub-Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

SHAREHOLDER SERVICING PLAN
--------------------------

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") to permit the Funds to pay compensation to broker-dealers and other financial intermediaries whose clients invest in the Funds. The Funds may incur expenses under the Plan in an amount not to exceed .25% per annum of the average daily net assets of the Ave Maria Growth Fund and the Ave Maria Bond Fund allocable to Class R shares and .10% per annum of the average daily net assets of the Ave Maria Bond Fund allocable to Class I shares. During the fiscal period ended December 31, 2004, the total fees paid by the Ave Maria Growth Fund and the Ave Maria Bond Fund pursuant to the Plan were $78,031 and $8,533, respectively. The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personal and account maintenance services to Fund shareholders.


     The Plan will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"). The Plan may be terminated at any time by a Fund without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund. In the event the Plan is terminated in accordance with its terms, the Funds will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     Expenditures made under the Plan will not benefit all shareholders equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Funds' assets for service fees under the Plan should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for service fees will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their affiliation with the Distributor, Gregory J. Schwartz and George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.


SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

     Decisions regarding the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the

Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Growth Fund paid brokerage commissions of $23,687 and $14,753, respectively. During the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Bond Fund paid brokerage commissions of $5,031 and $4,485, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2004, the amount of transactions and related commissions directed to brokers by the Ave Maria Growth Fund because of research services provided were $8,839,634 and $10,230, respectively. During such fiscal year, the amount of transactions and related commissions directed to brokers by the Ave Maria Bond Fund because of research services provided were $2,425,601 and $3,590, respectively.


     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser, the Sub-Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

     CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
1-888-726-9331, or on the Securities and Exchange Commission's website at http://www.sec.gov.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

     o These policies relating to disclosure of the Funds' holdings of portfolio securities does not prohibit: (i) disclosure of information to the Funds' investment advisers or to other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Funds purchase and sell portfolio securities; and
          (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Funds' investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment advisers or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.


     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser/Sub-Adviser believes that portfolio changes are appropriate. For the fiscal periods ended December 31, 2004 and 2003, the Ave Maria Growth Fund's portfolio turnover rate was 3% and 0%, respectively, and the Ave Maria Bond Fund's portfolio turnover rate was 47% and 50%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed  within 7 days of the  redemption  date. If the  designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-726-9331 or by writing to:

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

     The contingent deferred sales load is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.

     EXCHANGE OF SHARES. You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund. You must meet the minimum investment requirement for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.


     You may request an exchange in writing or by phone (call 1-888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The Funds will assess a contingent deferred sales load, if applicable, on exchanges between the Funds if they occur within one year of the original purchase date. The shares you want to acquire will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.


     The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one's customers, upon 60 days' notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.


     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls or which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.


     Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.
Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

     Distributions by a Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

     Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.


     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     Each Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n + ERV

Where:

P  = a hypothetical initial payment of $1,000
T  = average annual total return
n  = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Funds may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


     The table below shows each Fund's average annual total returns for periods ended December 31, 2004:

                                                               Since
                                             One Year        Inception
                                             --------        ---------
Ave Maria Growth Fund
  Return Before Taxes                         20.47%           27.46%
  Return After Taxes on Distributions         20.47%           27.46%
  Return After Taxes on Distributions
    and Sale of Fund Shares                   13.31%           23.60%

Ave Maria Bond Fund (Class R)
  Return Before Taxes                          4.06%            4.45%
  Return After Taxes on Distributions          2.98%            3.52%
  Return After Taxes on Distributions
    and Sale of Fund Shares                    2.66%            3.26%

Ave Maria Bond Fund (Class I)
  Return Before Taxes                          5.53%            4.86%
  Return After Taxes on Distributions          4.32%            3.80%
  Return After Taxes on Distributions
    and Sale of Fund Shares                    3.62%            3.54%

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable contingent deferred sales load which, if included, would reduce total return. During the period since inception (May 1, 2003) to December 31, 2004, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 49.90%, and the cumulative returns of the Ave Maria Bond Fund as calculated in this manner were 7.53% for Class R shares and 8.23% for Class I shares. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


     From time to time, the Ave Maria Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2 [(a-b/cd + 1)6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d  = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of Class R and Class I shares of the Ave Maria Bond Fund for the 30-day period ended December 31, 2004 were 2.73% and 3.11%, respectively.


     The performance quotations described above are based on historical earnings are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S or FORTUNE. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 31, 2005, Dingle & Co., c/o Comerica Bank, for the benefit of the Thomas S. Monaghan Trust, c/o Comerica Bank, 411 West Lafayette, Detroit, Michigan, owned of record 35.8% of the outstanding shares of the Ave Maria Growth Fund and 82.4% of the outstanding shares of the Ave Maria Bond Fund. As a result, Thomas S. Monaghan may be deemed to control the Funds. Generally, an individual or entity holding with power to vote more than 50% of a Fund's shares would be able to determine the outcome of any issue submitted to shareholders for a vote.

     As of January 31, 2005, Charles Schwab & Co, Inc., 101 Montgomery Street, San Francisco, California, owned of record 5.5% of the outstanding shares of the Ave Maria Growth Fund.

     As of January 31, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.

CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds' investments. As custodian, US Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------


     The firm of Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. Deloitte & Touche LLP performs an annual audit of the Funds' financial statements, provides tax compliance services and advises the Funds as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.


TRANSFER AGENT
--------------


     The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Funds' shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Ave Maria Growth Fund and the Ave Maria Bond Fund pay Ultimus a fee at the annual rate of 0.15% and 0.10%, respectively, of average daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     During the fiscal periods ended December 31, 2004 and 2003, Ultimus received fees from the Ave Maria Growth Fund of $52,862 and $32,000, respectively. During the fiscal periods ended December 31, 2004 and 2003, Ultimus received fees from the Ave Maria Bond Fund of $48,000 and $32,000, respectively.


THE DISTRIBUTOR
---------------


     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to December 31, 2004, Schwartz Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal periods ended December 31, 2004 and 2003, Schwartz Fund Distributors, Inc. collected $3,000 and $20, respectively, in contingent deferred sales loads on redemptions of shares of the Ave Maria Growth Fund and $857 and $63, respectively, in contingent deferred sales loads on redemptions of Class R shares of the Ave Maria Bond Fund.


FINANCIAL STATEMENTS
--------------------

     The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2004.

APPENDIX A (RATINGS DESCRIPTIONS)
---------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     ------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's board of trustees has delegated to Schwartz Investment Counsel, Inc. the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------
We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors
----------------------------------
We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

Approval of independent auditors
--------------------------------
We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans
-------------------------------
We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment  ("evergreen")  feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     o Requiring stock acquired through option exercise to be held for a certain period of time.
     o    Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------
We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------
We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

Proxy voting process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                               AVE MARIA CATHOLIC
                                  VALUES FUND

                                   AVE MARIA
                                  GROWTH FUND

                                   AVE MARIA
                                   BOND FUND




                               [GRAPHIC OMITTED]




                                 ANNUAL REPORT


                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004

                                TICKER SYMBOLS:
                             AVEMX - AVEGX - AVEFX

SHAREHOLDER ACCOUNTS                                      CORPORATE OFFICES
  c/o Ultimus Fund                                        3707 W. Maple Road
   Solutions, LLC            [GRAPHIC OMITTED]        Bloomfield Hills, MI 48301
   P.O. Box 46707                                          (248) 644-8500
Cincinnati, OH 45246                                     Fax (248) 644-4250
  1-888-726-9331



Dear Shareowner of:

     Ave Maria Catholic Values Fund (AVEMX)
     Ave Maria Growth Fund (AVEGX)
     Ave Maria Bond Fund (AVEFX)

In managing these portfolios, we screen out companies that our Catholic Advisory Board has determined violate core teachings of the Roman Catholic Church. This eliminates from consideration all companies related to abortion, whether they support the culture of death directly or through contributions to Planned Parenthood. Also screened out are producers and distributors of pornography, and companies offering their employees non-marital partner benefits. After eliminating the offenders (approximately 400 public companies), there are still thousands of issues from which to choose in assembling the three investment portfolios. Our pro-life and pro-family message really seems to be resonating with Catholics and other like-minded people across the country. Currently, over 6,000 investors from 50 states have over $300 million invested in the Ave Maria Mutual Funds.

Shareholders can take comfort in knowing that the Funds own reasonably priced shares of companies with good business characteristics, and fixed income instruments which are strictly investment grade. Our investment horizon is long-term, and no effort is made to outguess the near-term swings in the capital markets. That sort of short-term speculation can't be done successfully on a sustained basis. Rather, we apply the timetested standards which prudent investors have always adhered to in producing favorable long-term results - diversification, fundamental analysis, and close attention to valuation. We have dedicated ourselves to these principles in the management of the Ave Maria Mutual Funds, as well as to the core Catholic values that underpin all our efforts.

                               With best wishes,

                             /s/ George P. Schwartz

                            George P. Schwartz, CFA
                                   President
February 15, 2005

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
================================================================================
Ave Maria Catholic Values Fund:
  Portfolio Manager Commentary ............................................  2
  Performance .............................................................  3
  Ten Largest Equity Holdings .............................................  4
  Asset Allocation ........................................................  4
  Schedule of Investments .................................................  5

Ave Maria Growth Fund:
  Portfolio Manager Commentary ............................................  8
  Performance .............................................................  9
  Ten Largest Equity Holdings ............................................. 10
  Asset Allocation ........................................................ 10
  Schedule of Investments ................................................. 11

Ave Maria Bond Fund:
  Portfolio Manager Commentary ............................................ 13
  Performance ............................................................. 14
  Ten Largest Holdings .................................................... 15
  Asset Allocation ........................................................ 16
  Schedule of Investments ................................................. 17

Statements of Assets and Liabilities ...................................... 20

Statements of Operations .................................................. 21

Statements of Changes in Net Assets:
  Ave Maria Catholic Values Fund .......................................... 22
  Ave Maria Growth Fund ................................................... 23
  Ave Maria Bond Fund ..................................................... 24

Financial Highlights:
  Ave Maria Catholic Values Fund .......................................... 25
  Ave Maria Growth Fund ................................................... 26
  Ave Maria Bond Fund - Class I ........................................... 27
  Ave Maria Bond Fund - Class R ........................................... 28

Notes to Financial Statements ............................................. 29

Report of Independent Registered Public Accounting Firm ................... 35

Board of Trustees and Executive Officers .................................. 36

Catholic Advisory Board ................................................... 38

Federal Tax Information ................................................... 39

About Your Fund's Expenses ................................................ 40

AVE  MARIA  CATHOLIC  VALUES  FUND
PORTFOLIO  MANAGER  COMMENTARY
================================================================================
Dear  Fellow Shareowner:

In 2004, the Ave Maria Catholic Values Fund was up 20.1% (excluding sales loads) compared to 10.9% for the S&P 500 Index and 16.5% for the S&P 400 Mid Cap Index. Since inception on May 1, 2001 the Fund's returns continue to significantly exceed those of its benchmarks:
                                  Since 5-01-01 Inception Through 12-31-04
                                  ----------------------------------------
                                                Total Return
                                  ----------------------------------------
                                       Cumulative        Annualized
                                       ----------        ----------
            AVEMX                        54.6%             12.6%
            S&P 500 Index                 1.7%              0.5%
            S&P 400 Mid Cap Index        34.4%              8.4%

The Fund also enjoyed significant asset growth during the year. As of December 31, 2004 net assets exceeded $248 million, and the number of shareholders grew to more than 5,000.

Once again this year our investments in well-managed companies paid off. For example, housing and consumer leisure stocks such as Pulte Homes, Inc., Brunswick Corporation, and Polaris Industries, Inc. performed very well, as did upscale retailers like Coach, Inc. and Brookstone, Inc. Energy holdings were added to significantly, upon concluding that oil and natural gas prices were likely to remain high indefinitely. Diamond Offshore Drilling, Inc., Input/Output, Inc. and XTO Energy, Inc. were each up over 50% for the year. Performance received an added boost when corporate buyers recognized the value of two of our holdings, Maxwell Shoe Co. and Prima Energy, and paid above-market prices to acquire them.

Conversely, a number of healthcare stocks were a drag on the portfolio including STERIS Corporation, Mylan Laboratories, Inc., and Hillenbrand Industries, Inc. Our positions in discount retailers, Christopher & Banks Corporation and Dollar Tree Stores, Inc., also suffered as high energy prices and slower than expected employment growth weighed on consumer spending. As is often the case, those short-term disappointments created additional buying opportunities at distressed prices for these retailers.

Other new positions this year include Everest Re Group, Ltd., Garmin Limited, Lifetime Hoan Corporation, Pier 1 Imports, Inc., Pioneer Natural Resources Company, Rockwell Collins, Inc. and Transocean, Inc. All were purchased at attractive prices that we believe underestimate the intrinsic value of each enterprise.

Before we invest in any company, it must pass the pro-life and pro-family screens that have been established by the Fund's Catholic Advisory Board. Also, we don't hesitate to sell them if they become violators after they are in the portfolio. Three companies were sold from the Fund during the year upon becoming offenders: Eli Lilly & Co., First Data Corp. and Snap-On Incorporated. We always request that the management of companies which become offenders reverse their offensive corporate policies, usually to no avail.

Thanks for investing in the largest Catholic mutual fund in the country.

Sincerely,

/s/ George P. Schwartz                  /s/ Gregory R. Heilman

George P. Schwartz, CFA                 Gregory R. Heilman, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AVE MARIA CATHOLIC VALUES FUND, THE S&P 500 INDEX,
                          AND THE S&P 40 MID CAP INDEX


      ---------------------------------
        Ave Maria Catholic Values Fund
        Average Annual Total Returns(a)

        1 Year       Since Inception(b)
       --------     -------------------
       19.10%(c)          12.61%
      ---------------------------------


                               [GRAPHIC OMITTED]


AVE MARIA
CATHOLIC VALUES FUND      S&P 500 INDEX:            S&P 400 MID CAP INDEX
--------------------      --------------            ---------------------

DATE         BALANCE        DATE        BALANCE     DATE         BALANCE
----         -------        ----        -------     ----         -------
05/01/01     10,000       05/01/01      10,000      05/01/01     10,000
06/30/01      9,690       06/30/01      10,110      06/30/01     10,370
09/30/01      8,268       09/30/01       8,435      09/30/01      9,360
12/31/01      9,151       12/31/01       9,952      12/31/01     10,529
03/31/02      9,177       03/31/02      10,622      03/31/02     11,201
06/30/02      7,947       06/30/02       9,633      06/30/02     10,970
09/30/02      6,574       09/30/02       8,039      09/30/02      9,236
12/31/02      7,128       12/31/02       8,508      12/31/02      9,496
03/31/03      6,904       03/31/03       8,131      03/31/03      8,904
06/30/03      7,967       06/30/03       9,564      06/30/03     10,649
09/30/03      8,177       09/30/03      10,194      09/30/03     11,552
12/31/03      9,173       12/31/03      11,538      12/31/03     12,872
03/31/04      9,328       03/31/04      12,123      03/31/04     13,982
06/30/04      9,489       06/30/04      12,240      06/30/04     14,184
09/30/04      9,311       09/30/04      11,984      09/30/04     14,235
12/31/04     10,171       12/31/04      13,441      12/31/04     15,465


Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2001) through December 31, 2004.

(c)  The return shown reflects a 1% contingent deferred sales load.

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2004 (UNAUDITED)
================================================================================

 SHARES  COMPANY                                                   MARKET VALUE
--------------------------------------------------------------------------------
360,000  STERIS Corporation ...................................... $ 8,539,200
275,000  Sungard Data Systems, Inc. ..............................   7,790,750
440,000  Mylan Laboratories, Inc. ................................   7,779,200
260,000  Dollar Tree Stores, Inc. ................................   7,456,800
100,000  Polaris Industries, Inc. ................................   6,802,000
 65,000  General Dynamics Corporation ............................   6,799,000
 75,000  Everest Re Group, Inc. ..................................   6,717,000
130,000  Exxon Mobil Corporation .................................   6,663,800
230,000  Ross Stores, Inc. .......................................   6,640,100
700,000  Input/Output, Inc. ......................................   6,188,000


ASSET  ALLOCATION
================================================================================
INDUSTRY                                                         % OF NET ASSETS
--------                                                         ---------------
Aerospace/Defense ...............................................      5.4%
Apparel & Textiles ..............................................      3.6%
Building Materials & Construction ...............................      3.9%
Business Services ...............................................      3.1%
Communication Equipment & Services ..............................      2.0%
Consumer Products ...............................................     12.4%
Electronics .....................................................      2.4%
Energy & Mining .................................................     12.6%
Environmental Services ..........................................      0.6%
Finance .........................................................      9.8%
Healthcare ......................................................     13.1%
Industrial Products & Services ..................................      3.6%
Printing & Publishing ...........................................      1.3%
Real Estate .....................................................      1.2%
Retail ..........................................................     11.0%
Technology ......................................................      3.1%

Cash Equivalents ................................................      4.9%
                                                                    -------
                                                                     100.0%
                                                                    =======

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
================================================================================
 SHARES  COMMON STOCKS -- 95.1%                                   MARKET VALUE
--------------------------------------------------------------------------------
         AEROSPACE/DEFENSE -- 5.4%
 84,400  Cubic Corporation .......................................  $2,124,348
 65,000  General Dynamics Corporation ............................   6,799,000
 40,000  Harris Corporation ......................................   2,471,600
 50,000  Rockwell Collins, Inc. ..................................   1,972,000
                                                                    ----------
                                                                    13,366,948
                                                                    ----------
         APPAREL & TEXTILES -- 3.6%
120,000  Jones Apparel Group, Inc. ...............................   4,388,400
 50,000  Mohawk Industries, Inc. * ...............................   4,562,500
                                                                    ----------
                                                                     8,950,900
                                                                    ----------

         BUILDING MATERIALS & CONSTRUCTION -- 3.9%
200,000  Champion Enterprises, Inc. * ............................   2,364,000
125,000  Fleetwood Enterprises, Inc. * ...........................   1,682,500
 90,000  Pulte Homes, Inc. .......................................   5,742,000
                                                                    ----------
                                                                     9,788,500
                                                                    ----------
         BUSINESS SERVICES -- 3.1%
  5,000  Automatic Data Processing, Inc. .........................     221,750
325,000  Fargo Electronics, Inc. * ...............................   4,871,425
120,000  Neogen Corporation * ....................................   2,718,000
                                                                    ----------
                                                                     7,811,175
                                                                    ----------
         COMMUNICATION EQUIPMENT & SERVICES -- 2.0%
 40,000  Alltel Corporation ......................................   2,350,400
 75,000  CenturyTel, Inc. ........................................   2,660,250
                                                                    ----------
                                                                     5,010,650
                                                                    ----------
         CONSUMER PRODUCTS - DURABLES -- 8.6%
 45,000  Brunswick Corporation ...................................   2,227,500
285,000  Craftmade International, Inc. ...........................   5,620,485
125,000  Furniture Brands International, Inc. ....................   3,131,250
100,000  Harley-Davidson, Inc. ...................................   6,075,000
150,000  Leggett & Platt, Inc. ...................................   4,264,500
                                                                    ----------
                                                                    21,318,735
                                                                    ----------
         CONSUMER PRODUCTS - NONDURABLES -- 3.8%
135,000  Chattem, Inc. * .........................................   4,468,500
  5,000  Coach, Inc. * ...........................................     282,000
 20,000  Fortune Brands, Inc. ....................................   1,543,600
200,000  Lifetime Hoan Corporation ...............................   3,180,000
                                                                    ----------
                                                                     9,474,100
                                                                    ----------
         ELECTRONICS -- 2.4%
 40,000  Garmin Limited ..........................................   2,433,600
 75,000  Gentex Corporation ......................................   2,776,500
 75,014  Sparton Corporation * ...................................     675,876
                                                                    ----------
                                                                     5,885,976
                                                                    ----------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 95.1% (CONTINUED)                        MARKET VALUE
--------------------------------------------------------------------------------
         ENERGY & MINING -- 12.6%
 30,000  Anadarko Petroleum Corporation ..........................  $1,944,300
 90,000  Diamond Offshore Drilling, Inc. .........................   3,604,500
130,000  Exxon Mobil Corporation .................................   6,663,800
700,000  Input/Output, Inc. * ....................................   6,188,000
130,000  Patterson-UTI Energy, Inc. ..............................   2,528,500
110,000  Pioneer Natural Resources Company .......................   3,861,000
 60,000  Transocean, Inc. * ......................................   2,543,400
110,000  XTO Energy, Inc. ........................................   3,891,800
                                                                    ----------
                                                                    31,225,300
                                                                    ----------
         ENVIRONMENTAL SERVICES -- 0.6%
 75,000  Layne Christensen Company * .............................   1,361,250
                                                                    ----------

         FINANCE - BANKS & THRIFTS -- 3.8%
 60,000  BB&T Corporation ........................................   2,523,000
210,000  North Fork Bancorporation, Inc. .........................   6,058,500
 30,000  Synovus Financial Corporation ...........................     857,400
                                                                    ----------
                                                                     9,438,900
                                                                    ----------
         FINANCE - INSURANCE -- 6.0%
 85,000  American International Group, Inc. ......................   5,581,950
 75,000  Everest Re Group, Ltd. ..................................   6,717,000
282,945  Unico American Corporation * ............................   2,659,683
                                                                    ----------
                                                                    14,958,633
                                                                    ----------
         HEALTHCARE -- 13.1%
 60,000  Beckman Coulter, Inc. ...................................   4,019,400
 42,500  Hillenbrand Industries, Inc. ............................   2,360,450
100,000  Lincare Holdings, Inc. * ................................   4,265,000
 80,000  Manor Care, Inc. ........................................   2,834,400
440,000  Mylan Laboratories, Inc. ................................   7,779,200
360,000  STERIS Corporation * ....................................   8,539,200
 60,000  Waters Corporation * ....................................   2,807,400
                                                                    ----------
                                                                    32,605,050
                                                                    ----------
         INDUSTRIAL PRODUCTS & SERVICES -- 6.0%
 10,000  3M Company ..............................................     820,700
 41,700  Balchem Corporation .....................................   1,446,573
 10,000  Dover Corporation .......................................     419,400
 80,000  Genuine Parts Company ...................................   3,524,800
 65,000  Graco, Inc. .............................................   2,427,750
100,000  Simpson Manufacturing Company, Inc. .....................   3,490,000
 50,000  Teleflex, Inc. ..........................................   2,597,000
                                                                    ----------
                                                                    14,726,223
                                                                    ----------
         LEISURE & ENTERTAINMENT -- 3.6%
100,000  Monaco Coach Corporation ................................   2,057,000
100,000  Polaris Industries, Inc. ................................   6,802,000
                                                                    ----------
                                                                     8,859,000
                                                                    ----------

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 95.1% (CONTINUED)                        MARKET VALUE
--------------------------------------------------------------------------------
         PRINTING & PUBLISHING -- 1.3%
 15,000  Courier Corporation .....................................  $  778,800
 80,000  ProQuest Company * ......................................   2,376,000
                                                                    ----------
                                                                     3,154,800
                                                                    ----------
         REAL ESTATE -- 1.2%
 25,000  Duke Realty Corporation .................................     853,500
 50,000  Health Care Property Investors, Inc. ....................   1,384,500
 20,000  Washington Real Estate Investment Trust .................     677,400
                                                                    ----------
                                                                     2,915,400
                                                                    ----------
         RETAIL -- 11.0%
170,000  Brookstone, Inc. * ......................................   3,323,500
275,000  Christopher & Banks Corporation .........................   5,073,750
260,000  Dollar Tree Stores, Inc. * ..............................   7,456,800
 15,000  Hibbett Sporting Goods, Inc. * ..........................     399,150
200,000  Pier 1 Imports Inc. .....................................   3,940,000
230,000  Ross Stores, Inc. .......................................   6,640,100
 10,000  Tractor Supply Company * ................................     372,100
                                                                    ----------
                                                                    27,205,400
                                                                    ----------
         TECHNOLOGY -- 3.1%
275,000  Sungard Data Systems, Inc. * ............................   7,790,750
                                                                    ----------

         TOTAL COMMON STOCKS (Cost $177,525,812) .................$235,847,690
                                                                  -------------

================================================================================
 FACE
 AMOUNT  REPURCHASE AGREEMENTS (1) -- 5.1%                         MARKET VALUE
--------------------------------------------------------------------------------
$12,659,645 US Bank N.A., 1.60%, dated 12/31/04, due 01/03/05 repurchase proceeds: $12,661,333 (Cost $12,659,645) $ 12,659,645
                                                                   -----------

         TOTAL INVESTMENTS -- 100.2% (Cost $190,185,457)......... $248,507,335

         LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).........     (437,030)
                                                                   -----------

         NET ASSETS -- 100.0%.................................... $248,070,305
                                                                   ===========


*    Non-income producing security.

(1)  Repurchase  agreement  is fully  collaterized  by  $12,659,645  FNMA,  Pool
     #04-39-MF,   3.94%,  due  05/25/34.  The  aggregate  market  value  of  the collateral at December 31, 2004 was $12,912,862.

See notes to financial statements.

AVE  MARIA  GROWTH  FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================
Dear Fellow Shareholders:

For 2004, the Ave Maria Growth Fund was up 21.5% (excluding sales loads) vs. 10.9% for the S&P 500 Index. Since inception on May 1, 2003, the Fund has done even better versus its benchmark.

                                       Since 5-1-03 Inception through 12-31-04
                                                     Total Return
                                       ---------------------------------------
                                             Cumulative        Annualized
                                             ----------        ----------
Ave Maria Growth Fund (AVEGX)                  49.9%              27.5%
S&P 500 Index                                  36.2%              20.3%

Morningstar has not yet assigned a star rating to this Fund (typically done after 3 years of operation). However, that firm's analytics indicate that our portfolio holdings, in the aggregate, exceed the S&P 500 Index for the following measures of growth: historical earnings, estimated earnings, sales, cash flow and book value. The Fund's top performing stocks were represented by a wide variety of industries and included: KB Home (home building), Polaris Industries, Inc. (all-terrain vehicles and snowmobiles), Garmin Ltd. (technology), and FactSet Research Systems, Inc. (business services).

In managing this portfolio, we look for large and mid-cap growth companies with proven records of success. Typically, these well-managed companies are financially powerful and have the ability to pay dividends at a rising rate. These traits lead us to believe that in 2005, investors will increasingly favor these fine companies.

The Fund finished 2004 with 1,745 shareholders and a net asset value of $14.99 per share.

Respectfully submitted,

/S/ James L. Bashaw

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE AVE MARIA GROWTH FUND AND THE S&P 500 INDEX

      ---------------------------------
             Ave Maria Growth Fund
        Average Annual Total Returns(a)

         1 Year       Since Inception(b)
        --------      ------------------
         20.47%(c)          27.46%
      ---------------------------------

                    [GRAPHIC OMITTED]

       S&P 500 INDEX               AVE MARIA GROWTH FUND
       -------------               ---------------------
      DATE         BALANCE         DATE         BALANCE
      ----         -------         ----         -------

      05/01/03      10,000         05/01/03      10,000
      05/31/03      10,532         05/31/03      10,470
      06/30/03      10,668         06/30/03      10,660
      07/31/03      10,857         07/31/03      11,070
      08/31/03      11,070         08/31/03      11,440
      09/30/03      10,954         09/30/03      10,980
      10/31/03      11,573         10/31/03      11,900
      11/30/03      11,675         11/30/03      12,160
      12/31/03      12,287         12/31/03      12,340
      01/31/04      12,513         01/31/04      12,470
      02/29/04      12,687         02/29/04      12,690
      03/31/04      12,496         03/31/04      12,860
      04/30/04      12,300         04/30/04      12,570
      05/31/04      12,468         05/31/04      12,790
      06/30/04      12,710         06/30/04      13,240
      07/31/04      12,289         07/31/04      12,840
      08/31/04      12,338         08/31/04      13,030
     9/30/2004      12,472         09/30/04      13,570
    10/31/2004      12,662         10/31/04      13,820
    11/30/2004      13,175         11/30/04      14,530
    12/31/2004      13,625         12/31/04      14,990


Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2004.

(c)  The return shown reflects a 1% contingent deferred sales load.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2004 (UNAUDITED)
================================================================================
   SHARES     COMPANY                                              MARKET VALUE
--------------------------------------------------------------------------------

    31,100    Garmin Ltd.........................................  $ 1,892,124
    17,000    KB Home ...........................................    1,774,800
    24,200    Guidant Corporation ...............................    1,744,820
    39,000    Patterson Companies, Inc. .........................    1,692,210
    45,150    Graco, Inc. .......................................    1,686,352
    40,200    SEI Investments Company ...........................    1,685,586
    37,700    Kellogg Company ...................................    1,683,682
    26,200    C.R. Bard, Inc. ...................................    1,676,276
    38,600    Biomet, Inc. ......................................    1,674,854
    44,600    National City Corporation .........................    1,674,730


ASSET ALLOCATION
================================================================================

    INDUSTRY                                                     % OF NET ASSETS
    --------                                                     ---------------
    Aerospace/Defense ............................................     6.0%
    Building Materials & Construction ............................     3.4%
    Business Services ............................................     3.1%
    Consumer Products ............................................     2.9%
    Electronics ..................................................     6.3%
    Finance ......................................................    15.0%
    Food & Tobacco ...............................................     6.5%
    Healthcare ...................................................    19.6%
    Industrial Products & Services ...............................    24.4%
    Leisure & Entertainment ......................................     3.1%
    Retail .......................................................     7.2%

    Cash Equivalents .............................................     2.5%
                                                                    -------
                                                                     100.0%
                                                                    =======

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
================================================================================
 SHARES  COMMON STOCKS -- 97.5%                                    MARKET VALUE
--------------------------------------------------------------------------------
         AEROSPACE/DEFENSE -- 6.0%
 22,200  Alliant Techsystems, Inc. * .............................  $1,451,436
 15,700  General Dynamics Corporation ............................   1,642,220
                                                                    ----------
                                                                     3,093,656
                                                                    ----------
         BUILDING MATERIALS & CONSTRUCTION -- 3.4%
 17,000  KB Home .................................................   1,774,800
                                                                    ----------

         BUSINESS SERVICES -- 3.1%
 27,000  FactSet Research Systems, Inc. ..........................   1,577,880
                                                                    ----------

         CONSUMER PRODUCTS - DURABLES -- 2.9%
 25,000  Harley-Davidson, Inc. ...................................   1,518,750
                                                                    ----------

         ELECTRONICS -- 6.3%
 31,100  Garmin Ltd...............................................   1,892,124
 64,000  Integrated Circuit Systems, Inc. * ......................   1,338,880
                                                                    ----------
                                                                     3,231,004
                                                                    ----------
         FINANCE - BANKS & THRIFTS -- 6.4%
 44,600  National City Corporation ...............................   1,674,730
 55,850  North Fork Bancorporation, Inc. .........................   1,611,273
                                                                    ----------
                                                                     3,286,003
                                                                    ----------
         FINANCE - INSURANCE -- 5.3%
 47,400  Arthur J. Gallagher & Company ...........................   1,540,500
 27,700  Brown & Brown, Inc. .....................................   1,206,335
                                                                    ----------
                                                                     2,746,835
                                                                    ----------
         FINANCE - MISCELLANEOUS -- 3.3%
 40,200  SEI Investments Company .................................   1,685,586
                                                                    ----------
         FOOD & TOBACCO -- 6.5%
 37,700  Kellogg Company .........................................   1,683,682
 43,200  McCormick & Company, Inc. ...............................   1,667,520
                                                                    ----------
                                                                     3,351,202
                                                                    ----------
         HEALTHCARE -- 19.6%
 24,900  Beckman Coulter, Inc. ...................................   1,668,051
 38,600  Biomet, Inc. ............................................   1,674,854
 26,200  C.R Bard, Inc. ..........................................   1,676,276
 24,200  Guidant Corporation .....................................   1,744,820
 39,000  Patterson Companies, Inc. * .............................   1,692,210
 35,700  Waters Corporation * ....................................   1,670,403
                                                                    ----------
                                                                    10,126,614
                                                                    ----------

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 97.5% (CONTINUED)                        MARKET VALUE
--------------------------------------------------------------------------------
         INDUSTRIAL PRODUCTS & SERVICES -- 24.4%
 45,000  AMETEK, Inc. ............................................  $1,605,150
 25,800  CLARCOR, Inc. ...........................................   1,413,066
 44,300  Donaldson Company, Inc. .................................   1,443,294
 27,600  Expeditors International of Washington, Inc. ............   1,542,288
 37,900  Franklin Electric Company, Inc. .........................   1,601,654
 45,150  Graco, Inc. .............................................   1,686,352
 26,200  Johnson Controls, Inc. ..................................   1,662,128
 32,000  Mettler-Toledo International, Inc. * ....................   1,641,920
                                                                    ----------
                                                                    12,595,852
                                                                    ----------
         LEISURE & ENTERTAINMENT -- 3.1%
 23,500  Polaris Industries, Inc. ................................   1,598,470
                                                                    ----------

         RETAIL -- 7.2%
 28,900  Bed Bath & Beyond, Inc. * ...............................   1,151,087
 67,500  Christopher & Banks Corporation .........................   1,245,375
 45,100  Ross Stores, Inc. .......................................   1,302,037
                                                                    ----------
                                                                     3,698,499
                                                                    ----------

         TOTAL COMMON STOCKS (Cost $41,242,371)                    $50,285,151
                                                                    ----------

================================================================================
  FACE
 AMOUNT  REPURCHASE AGREEMENTS (1) -- 2.1%                         MARKET VALUE
--------------------------------------------------------------------------------

$1,058,620 US Bank N.A., 1.60%, dated 12/31/04, due 01/03/05 repurchase proceeds: $1,058,761 (Cost $1,058,620) ....  $1,058,620
                                                                    ----------

         TOTAL INVESTMENTS -- 99.6% (Cost $42,300,991)............ $51,343,771

         OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%............     230,409
                                                                    ----------

         NET ASSETS -- 100.0% .................................... $51,574,180
                                                                    ==========


*    Non-income producing security.

(1)  Repurchase  agreement  is  fully  collaterized  by  $1,058,620  FNMA,  Pool
     #04-39-MF,   3.94%,  due  05/25/34.  The  aggregate  market  value  of  the collateral  at December  31, 2004 was  $1,080,014.

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
================================================================================
Dear Fellow Shareholders:

For 2004 the Ave Maria Bond Fund Class R had a total return of 5.06% (excluding sales loads). This compares favorably with a return of 3.04% for the Lehman Brothers Intermediate U.S. Government/Credit Index. Reflecting the impact of five Fed Funds rate increases during the year, short-term interest rates moved up dramatically in 2004. This did not carry through to intermediate and long maturity issues however, with long-term rates ending the year where they began. The result was a significantly flatter yield curve. Credit spreads (the yield differential between bonds of differing credit qualities) also tightened significantly during the year.

We believe 2005 should be similar to 2004 in terms of interest rate changes. Short-term interest rates will likely rise as the Fed ratchets up the Fed Funds rate some more. We do not expect intermediate and long-term rates to be directly affected by this tightening. The result will be a still flatter yield curve. Later in the year, the pattern of tightening credit spreads will likely reverse. In anticipation of that we have positioned the bond portfolio with heavy emphasis on U.S. Treasury and Agency issues of short and intermediate maturities. This is a conservative and defensive posture.

Up to 20% of the Fund can be invested in dividend paying stocks. As of December 31, 2004, common stocks represented 18.7% of the portfolio and contributed positively to the year's total return. These are stocks of financially sound companies and importantly have strong prospects for future dividend increases. Each of these companies increased their dividends during 2004. The equity portion of the Fund is designed to provide a secure and rising stream of income.

In managing the Fund, our focus remains on protecting principal while generating reasonable income.

With best regards,

/s/ Richard L. Platte Jr.

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE AVE MARIA BOND FUND(a) AND THE LEHMAN BROTHERS
                   INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX


      -------------------------------------------
             Ave Maria Bond Fund
        Average Annual Total Returns(b)

                 1 Year       Since Inception(c)
                --------      ------------------
      Class I     5.53%             4.86%
      Class R     4.06%(d)          4.45%
      -------------------------------------------


                               [GRAPHIC OMITTED]

                           LEHMAN BROTHERS INTERMEDIATE
 AVE MARIA BOND FUND          GOVERNMENT/CREDIT INDEX
 -------------------       ----------------------------

 DATE         BALANCE           DATE         BALANCE
 ----         -------           ----         -------
05/01/03       10,000         05/01/03        10,000
05/31/03       10,195         05/31/03        10,165
06/30/03       10,188         06/30/03        10,163
07/31/03        9,911         07/31/03         9,941
08/31/03        9,934         08/31/03         9,962
09/30/03       10,186         09/30/03        10,174
10/31/03       10,090         10/31/03        10,145
11/30/03       10,104         11/30/03        10,158
12/31/03       10,192         12/31/03        10,256
01/31/04       10,259         01/31/04        10,316
02/24/04       10,364         02/29/04        10,426
03/31/04       10,445         03/31/04        10,500
04/30/04       10,197         04/30/04        10,278
05/31/04       10,151         05/31/04        10,299
06/30/04       10,182         06/30/04        10,354
07/31/04       10,267         07/31/04        10,442
08/31/04       10,439         08/31/04        10,635
09/30/04       10,457         09/30/04        10,679
10/31/04       10,527         10/31/04        10,768
11/30/04       10,431         11/30/04        10,722
12/31/04       10,502         12/31/04        10,823

Past performance is not predictive of future performance.

(a) The line graph above represents performance of Class I shares only, which will vary from the performance of Class R shares based on the difference in fees paid by shareholders in the different classes.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2004.

(d)  The return shown reflects a 1% contingent deferred sales load.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS
DECEMBER 31, 2004 (UNAUDITED)
================================================================================
PAR VALUE   COMPANY                                                MARKET VALUE
--------------------------------------------------------------------------------
$4,000,000  U.S. Treasury Note, 2.625%, due 05/15/08 ...............$3,910,624
 3,000,000  U.S. Treasury Note, 3.000%, due 11/15/07 ............... 2,981,484
 2,000,000  U.S. Treasury Note, 4.000%, due 11/15/12 ............... 1,996,640
 2,000,000  U.S. Treasury Note, 1.625%, due 04/30/05 ............... 1,995,078
 2,000,000  U.S. Treasury Note, 2.875%, due 11/30/06 ............... 1,993,750
 2,000,000  U.S. Treasury Note, 3.375%, due 10/15/09 ............... 1,980,312
 1,163,830  U.S. Treasury Inflation-Protection Notes, 3.875%,
              due 01/15/09 ......................................... 1,304,444
 1,000,000  Regions Financial Corporation, 7.000%, due 03/01/11 .... 1,141,145
 1,000,000  United Technologies Corporation, 6.350%, due 03/01/11 .. 1,114,057
 1,010,000  Dover Corporation, 6.250%, due 06/01/08 ................ 1,097,598

AVE MARIA BOND FUND
ASSET ALLOCATION
AS OF DECEMBER 31, 2004 (UNAUDITED)
================================================================================
                                                                 % OF NET ASSETS
                                                                 ---------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS
U.S. Treasuries .................................................     49.1%
U.S. Government Agencies ........................................     11.8%

CORPORATE BONDS

INDUSTRY
--------
Finance .........................................................      5.5%
Industrials .....................................................      8.5%
Utilities .......................................................      2.6%

COMMON STOCKS

INDUSTRY
--------
Communication Equipment & Services ..............................      1.1%
Consumer Products ...............................................      0.7%
Energy & Mining .................................................      2.3%
Finance .........................................................      4.7%
Food & Tobacco ..................................................      1.1%
Industrial Products & Services ..................................      1.1%
Real Estate .....................................................      1.9%
Utilities .......................................................      5.8%

Cash Equivalents ................................................      3.8%
                                                                    -------
                                                                     100.0%
                                                                    =======

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
================================================================================
           U.S. GOVERNMENT AND
PAR VALUE  AGENCY OBLIGATIONS -- 60.9%                             MARKET VALUE
--------------------------------------------------------------------------------
            U.S. TREASURIES -- 49.1%
$2,000,000  U.S. Treasury Note, 1.625%, due 04/30/05 ...............$1,995,078
 2,000,000  U.S. Treasury Note, 2.875%, due 11/30/06 ............... 1,993,750
 3,000,000  U.S. Treasury Note, 3.000%, due 11/15/07 ............... 2,981,484
 1,000,000  U.S. Treasury Note, 3.000%, due 02/15/08 ...............   991,836
 4,000,000  U.S. Treasury Note, 2.625%, due 05/15/08 ............... 3,910,624
 1,163,830  U.S. Treasury Inflation-Protection Notes, 3.875%,
              due 01/15/09 ......................................... 1,304,444
 1,000,000  U.S. Treasury Note, 3.000%, due 02/15/09 ...............   981,602
 2,000,000  U.S. Treasury Note, 3.375%, due 10/15/09 ............... 1,980,312
 2,000,000  U.S. Treasury Note, 4.000%, due 11/15/12 ............... 1,996,640
 1,000,000  U.S. Treasury Note, 4.000%, due 02/15/14 ...............   986,211
                                                                    ----------
                                                                    19,121,981
                                                                    ----------
            U.S. GOVERNMENT AGENCIES -- 11.8%
 1,000,000  Federal Farm Credit Bank, 4.480%, due 08/24/12 ......... 1,008,021
 1,000,000  Federal Farm Credit Bank, 4.600%, due 12/27/12 ......... 1,014,074
   500,000  Federal Home Loan Bank, 3.375%, due 07/21/08 ...........   495,060
 1,000,000  Federal Home Loan Bank, 5.477%, due 01/28/09 ........... 1,066,315
 1,000,000  Federal Home Loan Bank, 4.375%, due 02/04/10 ........... 1,001,084
                                                                    ----------
                                                                     4,584,554
                                                                    ----------

            TOTAL U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS (Cost $23,817,871)..................$23,706,535
                                                                    ----------

================================================================================
PAR VALUE         CORPORATE BONDS -- 16.6%                         MARKET VALUE
--------------------------------------------------------------------------------
            FINANCE -- 5.5%
$1,000,000  Caterpillar Financial Services Corporation, 2.650%,
              due 01/30/06 .........................................  $993,851
 1,000,000  Regions Financial Corporation, 7.000%, due 03/01/11 .... 1,141,145
                                                                    ----------
                                                                     2,134,996
                                                                    ----------
            INDUSTRIALS -- 8.5%
 1,000,000  Alcoa, Inc., 6.000%, due 01/15/12 ...................... 1,092,415
 1,010,000  Dover Corporation, 6.250%, due 06/01/08 ................ 1,097,598
 1,000,000  United Technologies Corporation, 6.350%, due 03/01/11 .. 1,114,057
                                                                    ----------
                                                                     3,304,070
                                                                    ----------
            UTILITIES -- 2.6%
 1,000,000  National Rural Utilities Cooperative Finance
              Corporation, 6.000%, due 05/15/06..................... 1,035,818
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $6,474,222) ................$6,474,884
                                                                    ----------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES  COMMON STOCKS -- 18.7%                                    MARKET VALUE
--------------------------------------------------------------------------------
         COMMUNICATION EQUIPMENT & SERVICES -- 1.1%
  7,000  Alltel Corporation ......................................  $  411,320
                                                                    ----------

         CONSUMER PRODUCTS - DURABLES -- 0.7%
 10,000  Leggett & Platt, Inc. ...................................     284,300
                                                                    ----------

         ENERGY & MINING -- 2.3%
 10,000  Exxon Mobil Corporation .................................     512,600
 14,000  National Fuel Gas Company ...............................     396,760
                                                                    ----------
                                                                       909,360
                                                                    ----------

         FINANCE - BANKS & THRIFTS -- 4.7%
 12,000  BB&T Corporation ........................................     504,600
 20,000  Huntington Bancshares, Inc. .............................     495,600
 11,000  National City Corporation ...............................     413,050
 15,000  North Fork Bancorporation, Inc. .........................     432,750
                                                                    ----------
                                                                     1,846,000
                                                                    ----------
         FOOD & TOBACCO -- 1.1%
 14,000  Conagra Foods, Inc. .....................................     412,300
                                                                    ----------

         INDUSTRIAL PRODUCTS & Services -- 1.1%
 10,000  Genuine Parts Company ...................................     440,600
                                                                    ----------

         REAL ESTATE -- 1.9%
 12,000  Duke Realty Corporation .................................     409,680
 10,000  Washington Real Estate Investment Trust .................     338,700
                                                                    ----------
                                                                       748,380
                                                                    ----------
         UTILITIES -- 5.8%
  6,000  Dominion Resources, Inc. ................................     406,440
 10,000  Exelon Corporation ......................................     440,700
  7,500  FPL Group, Inc. .........................................     560,625
 10,000  Pinnacle West Capital Corporation .......................     444,100
 12,000  Southern Company (The) ..................................     402,240
                                                                    ----------
                                                                     2,254,105
                                                                    ----------

         TOTAL COMMON STOCKS (Cost $6,271,615)                      $7,306,365
                                                                    ----------

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  FACE
 AMOUNT     REPURCHASE AGREEEMENTS (1) -- 3.0%                     MARKET VALUE
--------------------------------------------------------------------------------
$1,164,914  US Bank N.A., 1.60%, dated 12/31/04, due 01/03/05 repurchase proceeds: $1,165,069 (Cost $1,164,914).... $1,164,914
                                                                    ----------

            TOTAL INVESTMENTS -- 99.2% (Cost $37,728,622)..........$38,652,698

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% .........    295,890
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$38,948,588
                                                                    ==========



(1)  Repurchase  agreement  is  fully  collaterized  by  $1,164,914  FNMA,  Pool
     #04-39-MF,   3.94%,  due  05/25/34.  The  aggregate  market  value  of  the collateral  at December  31, 2004 was  $1,188,340.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
==========================================================================================
                                                  AVE MARIA
                                                  CATHOLIC       AVE MARIA      AVE MARIA
                                                 VALUES FUND    GROWTH FUND     BOND FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities:
At amortized cost .............................. $190,185,457   $42,300,991    $37,728,622
                                                  ===========    ==========     ==========
At market value (Note 1) ....................... $248,507,335   $51,343,771    $38,652,698
Receivable for capital shares sold .............      386,597       687,895         13,290
Dividends and interest receivable ..............      148,965        33,582        294,129
Other assets ...................................       25,220        11,483          8,896
                                                  -----------    ----------     ----------
  TOTAL ASSETS .................................  249,068,117    52,076,731     38,969,013
                                                  -----------    ----------     ----------
LIABILITIES
Payable for capital shares redeemed ............      287,419        15,125            100
Payable for investment securities purchased ....           --       369,643             --
Accrued investment advisory fees (Note 2) ......      576,920        82,940            841
Accrued distribution fees (Note 2) .............       51,590        10,264           1317
Payable to affiliate (Note 2) ..................       30,400         6,100          4,000
Other accrued expenses .........................       51,483        18,479         14,167
                                                  -----------    ----------     ----------
 TOTAL LIABILITIES .............................      997,812       502,551         20,425
                                                  -----------    ----------     ----------
NET ASSETS ..................................... $248,070,305   $51,574,180    $38,948,588
                                                  -----------    ----------     ----------
NET ASSETS CONSIST OF:
Paid-in capital ................................ $190,511,683   $42,531,400    $38,020,798
Undistributed net investment income ............           --            --          3,685
Undistributed net realized gains from security
  transactions .................................           --            --             29
Distributions in excess of net realized gains
  from security transactions....................     (763,256)           --             --
Net unrealized appreciation on investments .....   58,321,878     9,042,780        924,076
                                                  -----------    ----------     ----------
NET ASSETS ..................................... $248,070,305   $51,574,180    $38,948,588
                                                  ===========    ==========     ==========

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)....   16,969,858     3,440,085
                                                  ===========    ==========
Net asset value, offering price and redemption
  price per share (Note 1) (a).................. $      14.62   $     14.99
                                                  ===========    ==========
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ........                               $32,457,950
                                                                                ==========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)....                                 3,155,484
                                                                                ==========
Net asset value, offering price and redemption
  price per share (Note 1)......................                               $     10.29
                                                                                ==========
PRICING OF CLASS R SHARES
Net assets applicable to Class R shares.........                               $ 6,490,638
                                                                                ==========
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...                                   631,677
                                                                                ==========
Net asset value, offering price and redemption
  price per share (Note 1) (a) .................                               $     10.28
                                                                                ==========

(a) Except with respect to Class I shares of the Ave Maria Bond Fund, redemption price will vary as subject to contingent deferred sales load
     (Note 1).

See notes to financial statements.


                                       20

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
==========================================================================================
                                                   AVE MARIA
                                                    CATHOLIC       AVE MARIA     AVE MARIA
                                                   VALUES FUND    GROWTH FUND    BOND FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend ..................................... $  1,909,864    $  370,214     $  176,877
  Interest .....................................      108,677         7,917        895,146
                                                 ------------    ----------     ----------
    Total Income ...............................    2,018,541       378,131      1,072,023
                                                 ------------    ----------     ----------
EXPENSES
  Investment advisory fees (Note 2) ............    1,911,323       312,122        104,658
  Distribution fees (Note 2) ...................      477,831        78,031          8,533
  Administration, accounting and
    transfer agent fees (Note 2) ...............      287,303        52,862         48,000
  Trustees' fees and expenses ..................       30,942        28,938         28,551
  Legal and audit fees .........................       50,415        16,729         18,259
  Registration fees - Common ...................       32,278        26,686         11,268
  Registration fees - Class I ..................         --            --              459
  Registration fees - Class R ..................         --            --           11,808
  Postage and supplies .........................       39,794        15,905         12,396
  Custodian fees ...............................       22,983        10,215          6,096
  Compliance service fees ......................       11,861         7,050          6,832
  Insurance expense ............................       16,961         2,494          4,175
  Reports to shareholders ......................        5,790         2,253          1,352
  Advisory board fees and expenses .............        2,070         2,070          2,070
  Other expenses ...............................       14,352         6,059          8,127
                                                 ------------    ----------     ----------
    TOTAL EXPENSES .............................    2,903,903       561,414        272,584
  Less: Fees waived and/or expenses reimbursed
    by the Adviser (Note 2)
    Common .....................................      (36,934)      (93,231)      (147,127)
    Class I ....................................           --            --           (459)
    Class R ....................................           --            --         (6,688)
                                                 ------------    ----------     ----------
    NET EXPENSES ...............................    2,866,969       468,183        118,310
                                                 ------------    ----------     ----------

NET INVESTMENT INCOME (LOSS) ...................     (848,428)      (90,052)       953,713
                                                 ------------    ----------     ----------

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS
  Net realized gains from security transactions    11,939,746        88,987        286,596
  Net change in unrealized appreciation/
   (depreciation) on investments ...............   25,552,126     7,175,089        625,970
                                                 ------------    ----------     ----------

NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS ........................   37,491,872     7,264,076        912,566
                                                 ------------    ----------     ----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS .............................. $ 36,643,444    $7,174,024     $1,866,279
                                                 ============    ==========     ==========

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                       YEAR            YEAR
                                                      ENDED            ENDED
                                                    DECEMBER 31,    DECEMBER 31,
                                                       2004            2003
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ............................ $   (848,428)  $   (299,726)
  Net realized gains from security transactions ..   11,939,746      5,135,575
  Net change in unrealized appreciation/
    (depreciation) on investments ................   25,552,126     34,051,696
                                                   ------------   ------------
Net increase in net assets from operations .......   36,643,444     38,887,545
                                                   ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains on investments ......... (11,172,077)       (977,801)
                                                   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................   83,221,894     51,860,406
  Reinvestment of distributions to shareholders ..   10,923,676        974,099
  Payments for shares redeemed ................... (16,502,334)     (7,590,330)
                                                   ------------   ------------
Net increase in net assets from capital share
  transactions ...................................   77,643,236     45,244,175
                                                   ------------   ------------

TOTAL INCREASE IN NET ASSETS .....................  103,114,603     83,153,919

NET ASSETS
  Beginning of year ..............................  144,955,702     61,801,783
                                                   ------------   ------------
  End of year .................................... $248,070,305   $144,955,702
                                                   ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold ....................................    5,983,686      5,539,156
  Shares issued in reinvestment of distributions
    to shareholders ..............................      750,253         76,400
  Shares redeemed ................................   (1,133,670)      (768,714)
                                                   ------------   ------------
  Net increase in shares outstanding .............    5,600,269      4,846,842
  Shares outstanding, beginning of year ..........   11,369,589      6,522,747
                                                   ------------   ------------
  Shares outstanding, end of year ................   16,969,858     11,369,589
                                                   ============   ============

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                      YEAR           PERIOD
                                                      ENDED           ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                       2004          2003(a)
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ............................ $    (90,052)  $    (23,390)
  Net realized gains from security transactions ..       88,987           --
  Net change in unrealized appreciation/
   (depreciation) on investments .................    7,175,089      1,867,691
                                                   ------------   ------------
Net increase in net assets from operations .......    7,174,024      1,844,301
                                                   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................   30,047,463     13,264,851
  Payments for shares redeemed ...................     (752,065)        (4,394)
                                                   ------------   ------------
Net increase in net assets from capital
  share transactions .............................   29,295,398     13,260,457
                                                   ------------   ------------

TOTAL INCREASE IN NET ASSETS .....................   36,469,422     15,104,758

NET ASSETS
  Beginning of period ............................   15,104,758             --
                                                   ------------   ------------
  End of period .................................. $ 51,574,180   $ 15,104,758
                                                   ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold ....................................    2,271,166      1,224,821
  Shares redeemed ................................      (55,526)          (376)
                                                   ------------   ------------
  Net increase in shares outstanding .............    2,215,640      1,224,445
  Shares outstanding, beginning of period ........    1,224,445             --
                                                   ------------   ------------
  Shares outstanding, end of period ..............    3,440,085      1,224,445
                                                   ============   ============

(a) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                     YEAR          PERIOD
                                                     ENDED          ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                      2004          2003(a)
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .......................... $    953,713   $    488,579
  Net realized gains (losses) from security
    transactions .................................      286,596         (2,359)
  Net change in unrealized appreciation/
    (depreciation) on investments ................      625,970        298,106
                                                   ------------   ------------
Net increase in net assets from operations .......    1,866,279        784,326
                                                   ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income, Class I ............     (860,906)      (479,401)
  From net investment income, Class R ............      (89,172)        (9,648)
  From net realized gains on investments, Class I      (223,509)       (15,207)
  From net realized gains on investments, Class R       (44,699)          (743)
                                                   ------------   ------------
Net decrease in net assets from distributions to
  shareholders ...................................   (1,218,286)      (504,999)
                                                   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS I
  Proceeds from shares sold ......................           --     30,000,000
  Reinvestment of distributions to shareholders ..    1,084,415        494,608
                                                   ------------   ------------
Net increase in net assets from Class I capital
  share transactions .............................    1,084,415     30,494,608
                                                   ------------   ------------

CLASS R
  Proceeds from shares sold ......................    5,057,877      1,504,260
  Reinvestment of distributions to shareholders ..      114,761          5,698
  Payments for shares redeemed ...................     (231,322)        (9,029)
                                                   ------------   ------------
Net increase in net assets from Class R capital
  share transactions .............................    4,941,316      1,500,929
                                                   ------------   ------------

TOTAL INCREASE IN NET ASSETS .....................    6,673,724     32,274,864
                                                   ------------   ------------
NET ASSETS
  Beginning of period ............................   32,274,864             --
                                                   ------------   ------------
  End of period .................................. $ 38,948,588   $ 32,274,864
                                                   ============   ============

UNDISTRIBUTED NET INVESTMENT INCOME .............. $      3,685   $         --
                                                   ============   ============

SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS I
  Shares sold ....................................           --      3,000,000
  Shares issued in reinvestment of distributions
    to shareholders ..............................      106,183         49,301
                                                   ------------   ------------
  Net increase in shares outstanding .............      106,183      3,049,301
  Shares outstanding, beginning of period ........    3,049,301             --
                                                   ------------   ------------
  Shares outstanding, end of period ..............    3,155,484      3,049,301
                                                   ============   ============

CLASS R
  Shares sold ....................................      494,261        149,207
  Shares issued in reinvestment of distributions
    to shareholders ..............................       11,216            568
  Shares redeemed ................................      (22,676)          (899)
                                                   ------------   ------------
  Net increase in shares outstanding .............      482,801        148,876
  Shares outstanding, beginning of period ........      148,876             --
                                                   ------------   ------------
  Shares outstanding, end of period ..............      631,677        148,876
                                                   ============   ============





(a) Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
========================================================================================================
                                                       YEAR         YEAR          YEAR        PERIOD
                                                       ENDED        ENDED         ENDED       ENDED
                                                   DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                       2004         2003          2002        2001(a)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........  $    12.75   $     9.47   $    10.50   $    10.00
                                                    ----------   ----------   ----------   ----------

Income (loss) from investment operations:
  Net investment income (loss) ...................       (0.05)       (0.03)       (0.01)        0.02
  Net realized and unrealized gains (losses)
    on investments ...............................        2.61         3.40        (1.02)        0.51
                                                    ----------   ----------   ----------   ----------
Total from investment operations .................        2.56         3.37        (1.03)        0.53
                                                    ----------   ----------   ----------   ----------

Less distributions:
  From net investment income .....................          --           --           --        (0.02)
  From net realized gains on investments .........       (0.69)       (0.09)          --        (0.01)
  In excess of net realized gains on investments..          --           --           --        (0.00)
                                                    ----------   ----------   ----------   ----------
Total distributions ............................         (0.69)       (0.09)          --        (0.03)
                                                    ----------   ----------   ----------   ----------

Net asset value at end of period .................  $    14.62   $    12.75   $     9.47   $    10.50
                                                    ==========   ==========   ==========   ==========

Total return (c) .................................        20.1%        35.6%        (9.8)%        5.3%(b)
                                                    ==========   ==========   ==========   ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) ..............  $  248,070   $  144,956   $   61,802   $   23,953
                                                    ==========   ==========   ==========   ==========


Ratio of net expenses to average net assets (d) ..        1.50%        1.50%        1.50%        1.50%(e)

Ratio of net investment income (loss)
  to average net assets ..........................       (0.44)%      (0.28)%      (0.14)%       0.39%(e)

Portfolio turnover rate ..........................          34%          58%          86%          44%(e)

(a) Represents the period from the initial public offering (May 1, 2001) through December 31, 2001.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.56%, 1.69%, and 2.09%(e) for the periods ended December 31, 2004, 2003, 2002, and 2001, respectively.

(e)  Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                     YEAR             PERIOD
                                                     ENDED            ENDED
                                                   DECEMBER 31,    DECEMBER 31,
                                                      2004            2003(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........... $      12.34   $    10.00
                                                   ------------   ----------

Income (loss) from investment operations:
  Net investment loss ............................        (0.03)       (0.02)
  Net realized and unrealized gains on investments         2.68         2.36
                                                   ------------   ----------
Total from investment operations .................         2.65         2.34
                                                   ------------   ----------

Less distributions:
  From net investment income .....................           --           --
  From net realized gains on investments .........           --           --
                                                   ------------   ----------
Total distributions ..............................           --           --
                                                   ------------   ----------

Net asset value at end of period ................. $      14.99   $    12.34
                                                   ============   ==========

Total return (c) .................................         21.5%        23.4%(b)
                                                   ============   ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .............. $     51,574   $   15,105
                                                   ============   ==========


Ratio of net expenses to average net assets (d) ..         1.50%        1.49%(e)

Ratio of net investment loss to average net assets        (0.29)%     (0.36)%(e)

Portfolio turnover rate ..........................            3%           0%

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.79% and 2.61%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)  Annualized

See notes to financial statements.

AVE MARIA BOND FUND - CLASS I
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                        YEAR         PERIOD
                                                        ENDED         ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                        2004          2003(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........... $      10.09   $    10.00
                                                   ------------   ----------

Income from investment operations:
  Net investment income ..........................         0.28         0.16
  Net realized and unrealized gains on investments         0.27         0.10
                                                   ------------   ----------
Total from investment operations .................         0.55         0.26
                                                   ------------   ----------

Less distributions:
  From net investment income .....................        (0.28)       (0.16)
  From net realized gains on investments .........        (0.07)       (0.01)
                                                   ------------   ----------
Total distributions ..............................        (0.35)       (0.17)
                                                   ------------   ----------

Net asset value at end of period ................. $      10.29   $    10.09
                                                   ============   ==========

Total return (c) .................................          5.5%         2.6%(b)
                                                   ============   ==========

Ratios/Supplementary Data:
Net assets at end of period (000's) .............. $     32,458   $   30,773
                                                   ============   ==========

Ratio of net expenses to average net assets (d) ..         0.30%        0.30%(e)

Ratio of net investment income to average net assets       2.77%        2.36%(e)

Portfolio turnover rate ..........................           47%          50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.72% and 0.71%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)  Annualized.

See notes to financial statements.

AVE  MARIA  BOND  FUND -  CLASS  R
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================
                                                          YEAR        PERIOD
                                                          ENDED        ENDED
                                                       DECEMBER 31, DECEMBER 31,
                                                          2004        2003(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........... $      10.09   $    10.00


Income from investment operations:
  Net investment income ..........................         0.24         0.14
  Net realized and unrealized gains on investments         0.26         0.10

Total from investment operations .................         0.50         0.24


Less distributions:
  From net investment income .....................        (0.24)       (0.14)
  From net realized gains on investments .........        (0.07)       (0.01)

Total distributions ..............................        (0.31)       (0.15)


Net asset value at end of period ................. $      10.28   $    10.09



Total return (c) .................................          5.1%         2.4%(b)



Ratios/Supplementary Data:
Net assets at end of period (000's) .............. $      6,491   $    1,502



Ratio of net expenses to average net assets (d) ..         0.70%        0.69%(e)

Ratio of net investment income to average net assets       2.37%        1.96%(e)

Portfolio turnover rate ..........................           47%          50%(e)

(a) Represents the period from the initial public offering (May 1, 2003) through December 31, 2003.

(b)  Not annualized.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.31%and 2.49%(e) for the periods ended December 31, 2004 and 2003, respectively.

(e)  Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and the Ave Maria Bond Fund (the Funds) are each a series of the Schwartz Investment Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Funds determine and make available for publication the net asset value of each of its shares on a daily basis.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate the core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income. See the Prospectus for more detailed information regarding the investment strategies of each Fund.

The Ave Maria Bond Fund offers two classes of shares: Class I shares (sold subject to a distribution fee of up to 0.10% of the average daily net assets attributable to Class I shares) and Class R shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class R bears the expenses of higher distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) Class I shares are not subject to the contingent deferred sales load described below; (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (5) Class I shares require an initial investment of $25 million.

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund (except for Class I shares of the Ave Maria Bond
Fund) are subject to a 1% contingent deferred sales load if redeemed within one year of their purchase.

AVE MARIA  MUTUAL FUNDS
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================
The following is a summary of significant  accounting  policies  followed by the
Funds:

     (a) VALUATION OF INVESTMENTS - Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange (NYSE) on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     (b) INCOME TAXES - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

     The tax character of distributable earnings at December 31, 2004 was as follows:
     ---------------------------------------------------------------------------
                                            AVE MARIA
                                            CATHOLIC      AVE MARIA    AVE MARIA
                                           VALUES FUND   GROWTH FUND   BOND FUND
     ---------------------------------------------------------------------------
     Undistributed ordinary income ..... $      --     $     8,354  $    12,039
     Undistributed long-term gains .....         691          --             29
     Net unrealized appreciation .......  57,557,931     9,034,426      915,722
                                          ----------     ---------      -------
     Total distributable earnings ...... $57,558,622   $ 9,042,780  $   927,790
                                         ===========   ===========  ===========
     ---------------------------------------------------------------------------

AVE MARIA  MUTUAL FUNDS
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================
     The following information is based upon the federal income tax cost of the investment securities as of December 31, 2004:
     ---------------------------------------------------------------------------
                                            AVE MARIA
                                            CATHOLIC      AVE MARIA    AVE MARIA
                                           VALUES FUND   GROWTH FUND   BOND FUND
     ---------------------------------------------------------------------------
     Gross unrealized appreciation ..... $58,508,064   $ 9,523,899  $ 1,143,937
     Gross unrealized depreciation .....    (950,133)     (489,473)    (228,215)
                                          ----------     ---------      -------
     Net unrealized appreciation ....... $57,557,931   $ 9,034,426  $   915,722
                                         ===========   ===========  ===========
     Federal income tax cost ........... $190,949,404  $42,309,345  $37,736,976
                                         ===========   ===========  ===========
     ---------------------------------------------------------------------------

     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America (GAAP). These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales. The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Bond Fund is due to certain timing differences in the recognition of the amortization of organizational costs. These "book/tax" differences are also temporary in nature.

     For the year ended December 31, 2004, the Ave Maria Catholic Values Fund reclassified $741,180 of its net investment loss against distributions in excess of net realized gains and $107,248 against paid-in capital. For the year ended December 31, 2004, the Ave Maria Growth Fund reclassified $88,987 of its net investment loss against realized gains and $1,065 against paid-in capital. These reclassifications are reflected on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

     (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

     (d) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended December 31, 2004 and December 31, 2003 were as follows:

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
     ---------------------------------------------------------------------------
                                        ORDINARY   LONG-TERM          TOTAL
     PERIOD ENDED                        INCOME   CAPITAL GAINS   DISTRIBUTIONS
                                                     (15%)
     ---------------------------------------------------------------------------
     AVE MARIA CATHOLIC VALUES FUND:
       December 31, 2004               $       --  $ 11,172,077  $11,172,077
       December 31, 2003               $       --  $    977,801  $   977,801
     AVE MARIA BOND FUND - CLASS I:
       December 31,2004                $1,020,957  $     63,458  $ 1,084,415
       December 31, 2003               $  494,608  $         --  $   494,608
     AVE MARIA BOND FUND - CLASS R:
       December 31, 2004               $  121,180  $     12,691  $   133,871
       December 31, 2003               $   10,391  $         --  $    10,391
     ---------------------------------------------------------------------------

     There were no distributions for the Ave Maria Growth Fund for the periods ended December 31, 2004 and 2003.

     (e) REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund's policy to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.

     (f) ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (g) COMMON EXPENSES - Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.


2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Funds is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). Certain other officers of the Funds are officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Funds.

Pursuant to an Investment Advisory Agreement between the Funds and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, the Adviser receives from each of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund a quarterly fee equal to the annual rate of 1.00% of its average daily net assets. The Adviser receives from the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.30% of the average value of its daily net assets.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Catholic Values Fund do not exceed 1.50% until at least May 1, 2005. The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of operating expenses so that the net expenses of the Ave Maria Growth Fund do not exceed 1.50% and the net expenses of Class I and Class R shares of the Ave Maria Bond Fund do not exceed 0.30% and 0.70%, respectively, until at least May 1, 2007. For the year ended December 31, 2004, the Adviser waived investment advisory fees of $36,934 with respect to the Ave Maria Catholic Values Fund; waived investment advisory fees of $93,231 with respect to the Ave Maria Growth Fund; and waived all of its investment advisory fees of $104,658 and reimbursed $49,616 of other operating expenses (including $42,469 of common expenses, $459 of Class I expenses and $6,688 of Class R expenses) with respect to the Ave Maria Bond Fund.

Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such waivers or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2004, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser are as follows:

--------------------------------------------------------------------------------
Ave Maria Catholic Values Fund ..................................   $  203,553
Ave Maria Growth Fund ...........................................   $  166,134
Ave Maria Bond Fund .............................................   $  245,101
--------------------------------------------------------------------------------

As of December 31, 2004, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

--------------------------------------------------------------------------------
                                          DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                              2005         2006         2007
--------------------------------------------------------------------------------
     Ave Maria Catholic Values Fund .... $    99,770   $    66,849  $    36,934
     Ave Maria Growth Fund ............. $      --     $    72,903  $    93,231
     Ave Maria Bond Fund ............... $      --     $    90,827  $   154,274
--------------------------------------------------------------------------------

Pursuant to a Mutual Fund Services Agreement between the Funds and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Funds, maintains the records of each shareholder's account, and processes purchases and redemptions of each Fund's shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets and each of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable by each Fund is subject to a minimum monthly fee of $4,000. For the year ended December 31, 2004, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund paid $287,303, $52,862 and $48,000, respectively, to Ultimus for mutual fund services.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Schwartz Fund Distributors, Inc. (SFD) served as the principal underwriter for the distribution of shares of the Funds. During the year ended December 31, 2004, SFD collected $6,365, $3,000, and $857 in contingent deferred sales loads on redemptions of shares of the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. Effective January 1, 2005, SFD ceased serving as the Funds principal underwriter and Ultimus Fund Distributors, LLC, an affiliate of Ultimus, assumed the role of principal underwriter for the Funds.

Each Fund has adopted a Shareholder Servicing Plan (the Plan), which allows the Funds to make payments to financial organizations (including the Adviser and other affiliates of the Fund) for providing account administration and personal and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund's daily net assets (except that the service fee is limited to 0.10% of the average net assets of the Ave Maria Bond Fund allocable to Class I shares). During the year ended December 31, 2004, the total expenses incurred pursuant to the Plan were $477,831, $78,031, and $8,533 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, and Class R shares of the Ave Maria Bond Fund, respectively. No expenses were incurred pursuant to the Plan for Class I shares of the Ave Maria Bond Fund.

3.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

--------------------------------------------------------------------------------
                                           AVE MARIA
                                            CATHOLIC      AVE MARIA    AVE MARIA
                                           VALUES FUND   GROWTH FUND   BOND FUND
--------------------------------------------------------------------------------
Purchases of investment securities ...... $117,291,298   $29,215,068  $6,631,245
                                          ============   ===========  ==========
Proceeds from sales of investment
  securities ............................ $ 61,404,098   $   961,424  $5,990,198
                                          ============   ===========  ==========
--------------------------------------------------------------------------------

4.   CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Trustees
Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund

We have audited the accompanying statements of assets and liabilities of Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund (the "Funds"), including the schedules of investments, as of December 31, 2004, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund as of December 31, 2004, the results of their operations, their changes net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 11, 2005

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                  Position Held         Length of
Trustee                       Address                      Age    with the Trust       Time Served
----------------------------------------------------------------------------------------------
*Gregory  J.  Schwartz        3707 W.  Maple Road          63     Chairman  of the     Since  1992
                              Bloomfield Hills, MI                Board/Trustee

*George P. Schwartz, CFA      3707 W. Maple Road           60     President/Trustee    Since 1992
                              Bloomfield Hills, MI

John E. Barnds                640 Lakeside     72                 Trustee              Since 2005
                              Birmingham, MI

Peter F. Barry                3707 W. Maple Road           77     Trustee              Since 2004
                              Bloomfield Hills, MI

Donald J. Dawson, Jr.         333 W. Seventh Street        57     Trustee              Since 1993
                              Royal Oak, MI

Fred A. Erb                   800 Old North Woodward       81     Trustee Emeritus     Since 1994
                              Birmingham, MI

John J. McHale                2014 Royal Fern Court        83     Trustee Emeritus     Since 1993
                              Palm City, FL

Sidney F. McKenna             1173 Banbury Circle          82     Trustee Emeritus     Since 1993
                              Bloomfield Hills, MI

*Richard L. Platte, Jr., CFA  3707 W. Maple Road           53     Vice President       Since 1993
                              Bloomfield Hills, MI                and Secretary

*Timothy S. Schwartz          3707 W. Maple Road           33     Treasurer            Since 2000
                              Bloomfield Hills, MI

Cynthia M. Dickinson          34600 W. Eight Mile Road     45     Chief Compliance     Since 2004
                              Farmington Hills, MI                Officer

*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
     Gregory J.  Schwartz  and George P.  Schwartz  are  brothers and Timothy S.
     Schwartz  is the son of George P.  Schwartz  and the  nephew of  Gregory J.
     Schwartz.

Each Trustee oversees four portfolios of the Trust: the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Gregory J. Schwartz is Chairman of Gregory J. Schwartz & Co., the Trust's primary selling agent.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria Catholic Values Fund.

AVE MARIA  MUTUAL FUNDS
BOARD OF TRUSTEES AND  EXECUTIVE OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================
John E. Barnds is retired First Vice President of National  Bank of Detroit.

Peter F. Barry is retired President of Cadillac Rubber & Plastics Company (a manufacturer of rubber and plastics components).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Ave Maria Bond Fund.

Timothy S. Schwartz is Vice President and Treasurer of Schwartz Investment Counsel, Inc.

Cynthia M. Dickinson is President of CMD Consulting, LLC (business consultant).

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD (UNAUDITED)
================================================================================
The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with the teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board, each of whom has held office since his or her appointment on April 26, 2001.


Member                 Address                                            Age
--------------------------------------------------------------------------------
Bowie K. Kuhn          136 Teal Pointe Lane, Ponta Vedra Beach, FL         78
Thomas S. Monaghan     One Ave Maria Drive, Ann Arbor, MI                  68
Michael J. Novak       1150 17th Street, NW, Suite 1100, Washington, DC    71
Paul R. Roney          One Ave Maria Drive, Ann Arbor, MI                  47
Phyllis Schlafly       7800 Bonhomme, St. Louis, MO                        80

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chairman of Domino's Farms Corporation. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino's Pizza, Inc.

Michael J. Novak is a theologian, author, columnist and former U.S. ambassador. He is Director of Social and Political Studies of the American Enterprise Institute.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino's Farms Corporation. Prior to December 1998, he was Treasurer of Domino's Pizza, Inc.

Phyllis Schlafly is an author, columnist and radio commentator. She is President of Eagle Forum (an organization promoting conservative and pro-family values).


Additional information regarding the Funds' Trustees, executive officers and Catholic Advisory Board members may be found in the Funds' Statement of Additional Information and is available without charge upon request by calling 1-888-726-9331.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Ave Maria Catholic Values Fund and the Ave Maria Bond Fund and certain ordinary income dividends paid by the Ave Maria Bond Fund during the fiscal year ended December 31, 2004. On December 29, 2004, the Ave Maria Catholic Values Fund declared and paid a long-term capital gain distribution of $0.6900 per share. The Ave Maria Bond Fund declared and paid a short-term capital gain and long-term capial gain distribution of $0.0512 and $0.0203, respectively. Periodically throughout the year, the Ave Maria Bond Fund paid ordinary income dividends totaling $0.2788 per share for Class I and $0.2424 per share for Class
R. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003, 100% of the long-term capital gain distribution of $0.6900 and $0.0203 per share for the Ave Maria Catholic Values Fund and Ave Maria Bond Fund, respectively and a portion (18.5%) of the ordinary income dividends paid for the Ave Maria Bond Fund may be subject to a maximum tax rate of 15%. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2004 calendar year early in 2005.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur two types of cost: (1) transaction costs, including contingent deferred sales loads, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The tables below illustrate each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge a front-end sales load. However, a contingent deferred sales load of 1% is applied if you redeem your shares within one year of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
AVE MARIA CATHOLIC VALUES FUND
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,089.90        $7.88
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00        $1,017.60        $7.61
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Catholic Values Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA GROWTH FUND
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,132.20        $8.04
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00        $1,017.60        $7.61
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Growth Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS I
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,045.30        $1.54
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00        $1,023.63        $1.53
--------------------------------------------------------------------------------
* Expenses are equal to the Ave Maria Bond - Class I's annualized expense ratio of 0.30% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA BOND FUND - CLASS R
--------------------------------------------------------------------------------
                                     Beginning        Ending
                                   Account Value   Account Value  Expenses Paid
                                   July 1, 2004    Dec. 31, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $ 1,043.40        $3.60
Based on Hypothetical 5% Return
         (before expenses)          $1,000.00       $ 1,021.62        $3.56
--------------------------------------------------------------------------------

* Expenses are equal to the Ave Maria Bond - Class R's annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

BOARD OF TRUSTEES
Gregory J. Schwartz, Chairman
George P. Schwartz, CFA
John E. Barnds
Peter F. Barry
Donald J. Dawson, Jr.
Fred A. Erb, Emeritus
John J. McHale, Emeritus
Sidney F. McKenna, Emeritus

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President
Cynthia M. Dickinson, Chief Compliance Officer

CATHOLIC ADVISORY BOARD
Bowie K. Kuhn, Chairman
Thomas S. Monaghan
Michael Novak
Paul R. Roney
Phyllis Schlafly

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

PRIMARY SELLING AGENT
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
180 N. Stetson Ave.
Chicago, IL 60606

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006






A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-726-9331., or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-726-9331, or on the SEC's website HTTP://WWW.SEC.GOV.

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2005



                               SCHWARTZ VALUE FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2005, as it may from time to time be revised.


     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund toll-free at 888-726-0753. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST.....................................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS...................................3

CORPORATE BONDS AND PREFERRED STOCKS..........................................9

INVESTMENT LIMITATIONS.......................................................11

TRUSTEES AND OFFICERS........................................................13

THE INVESTMENT ADVISER.......................................................16

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS...............................18

PORTFOLIO TURNOVER...........................................................20

CALCULATION OF SHARE PRICE...................................................20

SPECIAL SHAREHOLDER SERVICES.................................................21

TAXES........................................................................22

REDEMPTION IN KIND...........................................................25

HISTORICAL PERFORMANCE INFORMATION...........................................26

PRINCIPAL SECURITY HOLDERS...................................................28

CUSTODIAN....................................................................28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................28

LEGAL COUNSEL................................................................29

TRANSFER AGENT...............................................................29

THE DISTRIBUTOR..............................................................29

FINANCIAL STATEMENTS.........................................................30

APPENDIX A (Ratings Descriptions)............................................31

APENDIX B (Proxy Voting Policies and Procedures).............................35

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers five series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund. This Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund may be found in separate Statements of Additional Information. Each Fund has its own investment objective, strategies and policies.


     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard

& Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See  Appendix  A  to  this  Statement  of  Additional   Information  for  a
description of the quality ratings assigned by Moody's and Standard & Poor's.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                NUMBER OF
                                                                            PRINCIPAL OCCUPATION(S) DURING    PORTFOLIOS IN
                                      LENGTH OF         POSITION(S) HELD           PAST 5 YEARS AND            FUND COMPLEX
NAME, ADDRESS AND AGE                 TIME SERVED       WITH TRUST             DIRECTORSHIPS OF PUBLIC         OVERSEEN BY
                                                                                      COMPANIES                  TRUSTEE

INTERESTED TRUSTEES:

*Gregory J. Schwartz (age 63)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz         5
3707 W. Maple Road                                                         &  Co.,   Inc.   (a   registered
Bloomfield Hills, MI  48301                                                broker-dealer)    and   Schwartz
                                                                           Investment Counsel, Inc.

*George P. Schwartz, CFA (age 60)     Since Aug. 1992   President/Trustee  President  and Chief  Investment         5
3707 W. Maple Road                                                         Officer of  Schwartz  Investment
Bloomfield Hills, MI  48301                                                Counsel, Inc.

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 58)        Since Jan. 1993        Trustee       Chairman   of  Payroll  1,  Inc.         5
333 West Seventh Street                                                    (payroll processing company)
Royal Oaks, MI  48067

John E. Barnds (age 73)               Since Jan. 2005        Trustee       Retired First Vice  President of         5
640 Lakeside                                                               National Bank of Detroit
Birmingham, MI  48009

Peter F. Barry (age 77)               Since Jan. 2004        Trustee       Retired President of Cadillac            5
3707 W. Maple Road                                                         Rubber & Plastics Company (a
Bloomfield Hills, MI 48301                                                 manufacturer of rubber and
                                                                           plastic components)


EXECUTIVE OFFICERS:

Richard L. Platte, Jr., CFA (age 54)  Since Jan. 1993    Vice President    Executive Vice President  and
3707 W. Maple Road                                        and Secretary    Secretary of Schwartz
Bloomfield Hills, MI 48301                                                 Investment Counsel, Inc.

Timothy S. Schwartz (age 33)          Since April 2000      Treasurer      Vice  President and Treasurer of
3707 W. Maple Road                                                         Schwartz   Investment   Counsel,
Bloomfield Hills, MI  48301                                                Inc.

Cynthia M. Dickinson (age 45)         Since Sept. 2004  Chief Compliance   President of CMD Consulting, LLC
34600 W. Eight Mile Road                                     Officer
Farmington Hills, MI  48335

* Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are Donald J. Dawson, Jr., John E. Barnds and Peter F. Barry.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2004.


     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                                 Dollar Range of                    Aggregate Dollar
                                Fund Shares Owned                Range of Shares of All
Name of Trustee                     by Trustee                  Funds Overseen by Trustee
------------------------------------------------------------------------------------------
Gregory J. Schwartz                    None                               None
George P. Schwartz, CFA           Over $100,000                       Over $100,000
Donald J. Dawson, Jr.           $50,001--$100,000                   $50,001--$100,000
John E. Barnds                         None                               None
Peter F. Barry                    Over $100,000                       Over $100,000

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective April 1, 2005, each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board (except $2,000 for the committee Chairman), plus reimbursement of travel and other expenses incurred in attending meetings. Trustees Emeritus receive from the Trust an annual retainer of $3,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees. The following table provides compensation amounts paid during 2004 to each of the Trustees:

                                                                                         Total
                        Aggregate            Pension or        Estimated Annual      Compensation
                      Compensation           Retirement          Benefits Upon       From the Fund
Trustee               From the Fund       Benefits Accrued        Retirement        and Fund Complex
-----------------------------------------------------------------------------------------------------
Gregory J. Schwartz       None                  None                 None                None
George P. Schwartz        None                  None                 None                None
Donald J. Dawson       $ 3,000                  None                 None            $ 12,000
Peter F. Barry           3,000                  None                 None              12,000
Bowie K. Kuhn*           2,250                  None                 None              10,000
Fred A. Erb**            2,500                  None                 None              10,000
Sidney F. McKenna**      2,750                  None                 None              11,000
John J. McHale**         1,250                  None                 None               5,000

*Former Trustee
**Trustee Emeritus


THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Fund's investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. Effective February 1, 2005, the Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.25% of its average daily net assets up to $100 million and 1% of such assets in excess of $100 million. Prior to February 1, 2005, the Fund paid the Adviser a fee at an annual rate of 1.5% of its average daily net assets up to $75 million, 1.25% of such assets from $75 million to $100 million and 1% of such assets in excess of $100 million. During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid advisory fees of $1,044,950, $743,893 and
$712,586, respectively.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.


     By its terms, the Advisory Agreement will remain in force until January 28, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.


     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through periodic meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the

Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its shareholders to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS
----------------------------------------------

     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid brokerage commissions of $184,298, $158,400 and $218,894, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2004, the amount of transactions and related commissions directed to brokers because of research services provided were $58,421,869 and $105,644, respectively.


     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


     PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-726-0753, or on the Securities and Exchange Commission's website at http://www.sec.gov.

     PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment advisers or to other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and
          (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Fund's investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.


PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not significantly exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund's portfolio turnover rate was 83%, 74% and 103%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES
----------------------------

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial back or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-726-0753 or by writing to:

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

     The contingent deferred sales load is waived for shareholders systematically redeeming Fund shares under the Automatic Withdrawal Plan. In order to qualify for this waiver, the total annual redemptions under the Plan may not exceed 15% of the initial value of the Fund shares when the Plan is established.

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly trade partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls or which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified

Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.


     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.


     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.


HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The table below shows the Fund's average annual total returns for periods ended December 31, 2004:

                                      One Year     Five Years      Ten Years
                                      --------     ----------      ---------
Return Before Taxes                    21.60%        15.25%         12.15%
Return After Taxes on Distributions    18.23%        13.50%         10.27%
Return After Taxes on Distributions
 and Sale of Fund Shares               16.92%        12.75%          9.87%


     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable deferred sales load which, if included, would reduce total return. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

         Year Ended
         ----------

         December 31, 1995                   16.89%
         December 31, 1996                   18.27%
         December 31, 1997                   28.04%
         December 31, 1998                  -10.38%
         December 31, 1999                   -2.45%
         December 31, 2000                    9.27%
         December 31, 2001                   28.09%
         December 31, 2002                  -14.91%
         December 31, 2003                   39.28%

         December 31, 2004                   22.60%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2004 was 13.26%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL,

BUSINESS WEEK, BARRON'S or FORTUNE. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar or Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 31, 2005, Precision Stamping Co. Inc. and its Profit Sharing Trust, 1244 Grand Oaks Drive, Howell, Michigan, owned of record 5.3% of the outstanding shares of the Fund and Dingle & Co., c/o Comerica Bank, P.O. Box 75000, Detroit, Michigan, owned of record 7.1% of the outstanding shares of the Fund.

     As of January 31, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially 1.5% of the outstanding shares of the Fund.


CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, US Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     During the fiscal years ended December 31, 2004, 2003 and 2002, Ultimus received fees from the Fund of $104,719, $74,225 and $71,359, respectively.


THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     Prior to December 31, 2004, Schwartz Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, served as the Trust's principal underwriter. During the fiscal years ended December 31, 2004, 2003 and 2002, Schwartz Fund Distributors, Inc. collected $3,941, $2,998 and $2,371, respectively, in contingent deferred sales loads on redemptions of Fund shares.

FINANCIAL STATEMENTS
--------------------


     The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2004.

APPENDIX A (RATINGS DESCRIPTIONS)
--------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's) and Standard & Poor's Ratings Group ("S&P") are described below. A rating by a nationally recognized statistical rating organization ("NRSRO") represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS AND CONVERTIBLE DEBT IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH EACH FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)
-------------------------------------------------

         SCHWARTZ INVESTMENT TRUST AND SCHWARTZ INVESTMENT COUNSEL, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

Schwartz  Investment  Trust and  Schwartz  Investment  Counsel,  Inc.  intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

Schwartz Investment Trust's board of trustees has delegated to Schwartz Investment Counsel, Inc. the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------
We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors
----------------------------------
We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.


Approval of independent auditors
--------------------------------
We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans
-------------------------------
We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment  ("evergreen")  feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using  restricted  stock  grants  instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.


Corporate structure and shareholder rights
------------------------------------------
We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------
We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.


Proxy voting process
--------------------
Proxy voting is subject to the supervision of Robert M. Dailey, CFA, Senior Vice President. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

                                    SCHWARTZ
                                   VALUE FUND

                                  A SERIES OF

                                    SCHWARTZ
                                   INVESTMENT
                                     TRUST



                               [GRAPHIC OMITTED]



                                 ANNUAL REPORT


                               FOR THE YEAR ENDED
                               DECEMBER 31, 2004

                              TICKER SYMBOL: RCMFX

SHAREHOLDER ACCOUNTS                                      CORPORATE OFFICES
 c/o Ultimus Fund                                         3707 W. Maple Road
  Solutions, LLC              [GRAPHIC OMITTED]       Bloomfield Hills, MI 48301
   P.O. Box 46707                                          (248) 644-8500
Cincinnati, OH 45246                                      Fax (248) 644-4250
  1-888-726-0753
                              SCHWARTZ VALUE FUND


Dear Fellow Shareowner,

A year ago it looked like 2004 could be a good year for the stock market, owing to a rebounding economy, the resilient U.S. consumer, declining tax rates, rising corporate profits, and reasonable stock valuations. As it turned out, 2004 was a good year for investors in general and a very good year for Schwartz Value Fund shareholders. The Fund's 22.6% total return handily outpaced the major indices.

                             ANNUAL RATE OF RETURN
                           For 1 Year Ended 12-31-04
                           -------------------------
                     SCHWARTZ VALUE FUND          + 22.6%
                     Russell 2000 Index           + 18.3%
                     NASDAQ Composite             +  8.6%
                     S&P 500 Index                + 10.9%
                     Dow Jones Industrials        +  5.3%

Several portfolio holdings contributed to the Fund's favorable results in 2004 including Input/Output, Inc. (+96%), Diamond Offshore Drilling, Inc. (+95%), Chattem, Inc. (+85%), Champion Enterprises, Inc. (+69%), and Harris Corporation (+63%). Polaris Industries Inc. and Fargo Electronics, Inc. were both purchased during the year and were up about 50% by year end. With total returns exceeding 22% in 2001, 2003, and 2004, the Fund's 5-year compound annual rate of return compares favorably to the major stock market indices.

                           Compound Annual Rate of Return
                       For 5 Years and 10 Years Ended 12-31-04
                       ---------------------------------------
                                               5 Years  10 Years
                                               -------  --------
                     SCHWARTZ VALUE FUND        +15.3%    +12.2%
                     Russell 2000 Index         + 6.6%    +11.5%
                     NASDAQ Composite           -11.8%    +11.2%
                     S&P 500 Index              - 2.3%    +12.1%
                     Dow Jones Industrials      + 0.7%    +13.1%

Since the Great Bubble burst in early 2000, small and mid-caps have outperformed large-caps, while value has trounced growth. The Schwartz Value Fund has benefited from its emphasis on small and mid-cap value stocks. As a result, Schwartz Value Fund has received an Overall Morningstar Rating of Four Stars (****) out of 357 Small Blend funds as of December 31, 2004. Morningstar, an independent rating service, uses a risk adjusted rating system that is expressed on a scale of 1 to 5 stars and is an indication of how well a fund has balanced its risk and return in the past. See below for additional information on the Morningstar ratings.

Much of the investor confidence lost after the bubble burst has been restored, at least in part by the stock market recovery over the past two years coupled with stricter regulations from Washington, more stringent accounting standards, and the prosecution of corporate malfeasants. Buoyed by the strengthening economy, corporate profits registered another 20% increase last year, while profit margins hit record highs. As a result, the financial condition of U.S. companies has markedly improved. American corporations (and investors) are oozing cash. According to Standard & Poors, U.S. companies have more than $2 trillion in cash and short-term assets on their balance sheets. This stockpile of cash is likely to be employed in several investor-friendly ways, including share repurchases, cash dividends, capital expenditures, and acquisitions. Further enhancing the prospects for 2005 is an economic and political environment that appears conducive to growth. Despite the Fed's five interest rate hikes last year, monetary policy remains accommodative, while long-term rates haven't budged from a year ago. In addition, inflation expectations remain subdued and taxes are low, all which positively impacts capital formation.

The long-term investment performance of Schwartz Value Fund, however, is not dependent on macroeconomic forecasts. It hinges on our ability as analysts to assess the intrinsic value of well-managed companies and buy them at an appropriate discount. As portfolio managers, we're always on the lookout for great companies experiencing temporary problems that cause their share price to fall below intrinsic value. We love to see companies have their long-term favorable economics obscured by transitory events. When we can purchase excellent companies with good business characteristics at a discount to intrinsic value, the Schwartz Value Fund shareholders eventually reap the benefits. That's our mission and the essence of value investing.

On December 29, 2004, the Fund paid a $4.6135 per share distribution, which was composed of $0.8800 per share of short-term gains and $3.7335 per share of long-term gains. After the distribution, the Fund ended the year with a NAV of $27.04 per share.

                         Best regards,

                         SCHWARTZ VALUE FUND

                         /s/ George P. Schwartz

                         George P. Schwartz, CFA
                         President

January 31, 2005

* The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar RatingTM metrics. For funds with at least a 3-year history, a Morningstar RatingTM is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar RatingTM is for the retail share class only; other classes may have different performance characteristics. schwartz value fund performance (Unaudited)

SCHWARTZ VALUE FUND
PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE SCHWARTZ VALUE FUND AND THE RUSSELL 2000 INDEX


[GRAPHIC OMITTED]

            RUSSELL 2000 INDEX:              SCHWARTZ VALUE FUND:
            -------------------              --------------------

                   ANNUAL                             ANNUAL
        DATE       RETURN     BALANCE      DATE       RETURN    BALANCE
        ----       ------     -------      ----       ------    -------
      12/31/94                10,000     12/31/94                10,000
      12/31/95     28.45%     12,845     12/31/95     16.89%     11,689
      12/31/96     16.49%     14,963     12/31/96     18.27%     13,824
      12/31/97     22.36%     18,309     12/31/97     28.04%     17,700
      12/31/98     -2.55%     17,842     12/31/98    -10.38%     15,863
      12/31/99     21.26%     21,635     12/31/99     -2.45%     15,474
      12/31/00     -3.02%     20,982     12/31/00      9.27%     16,908
      12/31/01      2.49%     21,504     12/31/01     28.09%     21,657
      12/31/02    -20.48%     17,100     12/31/02    -14.91%     18,427
      12/31/03     47.25%     25,180     12/31/03     39.28%     25,666
      12/31/04     18.33%     29,796     12/31/04     22.60%     31,468



Past performance is not predictive of future performance.


--------------------------------
     Schwartz Value Fund
Average Annual Total Returns(a)

  1 Year   5 Years  10 Years
  ------   -------  --------
  21.60%(b) 15.25%  12.15%
--------------------------------


(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  The return shown reflects a 1% contingent deferred sales load.

SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (UNAUDITED)
===========================================================================================

                             RUSSELL    RUSSELL
         SCHWARTZ  RUSSELL     2000      2000                  VALUE               CONSUMER
           VALUE     2000      VALUE     GROWTH    NASDAQ       LINE       S&P 500   PRICE
          FUND(a)   INDEX      INDEX     INDEX   COMPOSITE(b) COMPOSITE(b)  INDEX    INDEX
-------------------------------------------------------------------------------------------
1984       11.1%     -7.3%      2.3%    -15.8%     -11.2%        -8.4%       6.1%    4.3%
1985       21.7%     31.1%     31.0%     31.0%      31.4%        20.7%      31.6%    3.5%
1986       16.4%      5.7%      7.4%      3.6%       7.4%         5.0%      18.7%    1.1%
1987       -0.6%     -8.8%     -7.1%    -10.5%      -5.3%       -10.6%       5.3%    4.4%
1988       23.1%     24.9%     29.5%     20.4%      15.4%        15.4%      16.8%    4.4%
1989        8.3%     16.2%     12.4%     20.2%      19.3%        11.2%      31.6%    4.6%
1990       -5.3%    -19.5%    -21.8%    -17.4%     -17.8%       -24.3%      -3.2%    6.1%
1991       32.0%     46.1%     41.7%     51.2%      56.8%        27.2%      30.4%    3.1%
1992       22.7%     18.4%     29.1%      7.8%      15.5%         7.0%       7.6%    2.9%
1993       20.5%     18.9%     23.8%     13.4%      14.7%        10.7%      10.1%    2.7%
1994       -6.8%     -1.8%     -1.6%     -2.4%      -3.2%        -6.0%       1.3%    2.7%
1995       16.9%     28.4%     25.8%     31.0%      39.9%        19.3%      37.5%    2.6%
1996       18.3%     16.5%     21.4%     11.3%      22.7%        13.4%      22.9%    3.3%
1997       28.0%     22.4%     31.8%     13.0%      21.6%        21.1%      33.4%    1.7%
1998      -10.4%     -2.5%     -6.5%      1.2%      39.6%        -3.8%      28.6%    1.5%
1999       -2.5%     21.3%     -1.5%     43.1%      85.6%        -1.4%      21.0%    2.7%
2000        9.3%     -3.0%     22.8%    -22.4%     -39.3%        -8.7%      -9.1%    3.4%
2001       28.1%      2.5%     14.0%     -9.2%     -21.0%        -6.1%     -11.9%    1.6%
2002      -14.9%    -20.5%    -11.4%    -30.3%     -31.6%       -28.6%     -22.1%    2.4%
2003       39.3%     47.3%     46.0%     48.5%      50.0%        37.4%      28.7%    1.9%
2004       22.6%     18.3%     22.3%     14.3%       8.6%        11.5%      10.9%    3.3%


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2004
===========================================================================================
                              RUSSELL   RUSSELL
           SCHWARTZ  RUSSELL   2000      2000                    VALUE             CONSUMER
            VALUE     2000     VALUE     GROWTH     NASDAQ       LINE      S&P 500  PRICE
           FUND(a)   INDEX     INDEX     INDEX   COMPOSITE(b) COMPOSITE(b)  INDEX   INDEX
-------------------------------------------------------------------------------------------
 3 Years   13.3%     11.5%     16.5%      5.8%       3.7%         3.1%       3.6%    2.5%
 5 Years   15.3%      6.6%     17.2%     -3.6%     -11.8%        -1.3%      -2.3%    2.5%
10 Years   12.2%     11.5%     15.2%      7.1%      11.2%         3.8%      12.1%    2.4%
21 Years   12.2%     10.6%     13.4%      7.3%      10.3%         3.6%      12.9%    3.1%

(a) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)  Excluding dividends

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2004 (UNAUDITED)
================================================================================

   SHARES   COMPANY                                                MARKET VALUE
--------------------------------------------------------------------------------
   400,000  Input/Output, Inc. ................................... $ 3,536,000
   100,000  Dollar Tree Stores, Inc. .............................   2,868,000
   135,000  Craftmade International, Inc. ........................   2,662,335
   140,000  Christopher & Banks Corporation ......................   2,583,000
    40,000  Pulte Homes, Inc. ....................................   2,552,000
    35,000  Polaris Industries, Inc. .............................   2,380,700
   100,000  STERIS Corporation ...................................   2,372,000
    25,000  Mohawk Industries, Inc. ..............................   2,281,250
   150,000  Fargo Electronics, Inc. ..............................   2,248,350
    60,000  Jones Apparel Group, Inc. ............................   2,194,200


ASSET ALLOCATION
================================================================================
INDUSTRY                                                         % OF NET ASSETS
--------                                                         ---------------
Aerospace/Defense ................................................        2.7%
Apparel & Textiles ...............................................        6.2%
Building Materials & Construction ................................        7.0%
Business Services ................................................        8.4%
Consumer Products ................................................       16.8%
Energy & Mining ..................................................        9.0%
Finance ..........................................................        5.3%
Healthcare .......................................................        9.0%
Industrial Products & Services ...................................        6.4%
Leisure & Entertainment ..........................................        3.5%
Miscellaneous ....................................................        1.7%
Printing & Publishing ............................................        1.5%
Real Estate ......................................................        1.9%
Retail ...........................................................       12.1%
Technology .......................................................        1.6%
Cash Equivalents .................................................        6.9%
                                                                       -------
                                                                        100.0%
                                                                       =======

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
================================================================================
   SHARES   COMMON STOCKS -- 93.1%                                 MARKET VALUE
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE -- 2.7%
    10,000  General Dynamics Corporation .........................  $1,046,000
     7,500  Harris Corporation ...................................     463,425
    15,000  Rockwell Collins, Inc. ...............................     591,600
                                                                    ----------
                                                                     2,101,025
                                                                    ----------
            APPAREL & TEXTILES -- 6.2%
    60,000  Jones Apparel Group, Inc. ............................   2,194,200
     8,000  K-Swiss, Inc. - Class A ..............................     232,960
    25,000  Mohawk Industries, Inc. * ............................   2,281,250
                                                                    ----------
                                                                     4,708,410
                                                                    ----------
            BUILDING MATERIALS & CONSTRUCTION -- 7.0%
   150,000  Champion Enterprises, Inc. * .........................   1,773,000
    10,000  Fleetwood Enterprises, Inc. * ........................     134,600
    40,000  Pulte Homes, Inc. ....................................   2,552,000
    15,000  Ryland Group, Inc ....................................     863,100
                                                                    ----------
                                                                     5,322,700
                                                                    ----------
            BUSINESS & INDUSTRIAL PRODUCTS -- 0.3%
     5,000  Genuine Parts Company ................................     220,300
                                                                    ----------

            BUSINESS SERVICES -- 8.4%
   150,000  Fargo Electronics, Inc. * ............................   2,248,350
    45,000  First Data Corporation ...............................   1,914,300
     2,500  Kronos, Inc. * .......................................     127,825
    55,000  Neogen Corporation * .................................   1,245,750
    60,000  Superior Uniform Group, Inc. .........................     897,000
                                                                    ----------
                                                                     6,433,225
                                                                    ----------
            COMMUNICATION EQUIPMENT & SERVICES -- 0.1%
     5,000  Universal Electronics, Inc.* .........................      88,000
                                                                    ----------

            CONSUMER PRODUCTS -- DURABLES -- 7.6%
   135,000  Craftmade International, Inc. ........................   2,662,335
    30,000  Ethan Allen Interiors, Inc. ..........................   1,200,600
    20,000  Furniture Brands International, Inc. .................     501,000
    50,000  Leggett & Platt, Inc. ................................   1,421,500
                                                                    ----------
                                                                     5,785,435
                                                                    ----------
            CONSUMER PRODUCTS -- NONDURABLES -- 9.2%
    40,000  Chattem, Inc. * ......................................   1,324,000
     3,000  Coach, Inc. * ........................................     169,200
     5,000  Fortune Brands, Inc. .................................     385,900
   136,100  Lifetime Hoan Corporation ............................   2,163,990
   158,486  Velcro Industries N.V ................................   2,101,683
    20,000  Weyco Group, Inc. ....................................     885,800
                                                                    ----------
                                                                     7,030,573
                                                                    ----------

================================================================================
   SHARES   COMMON STOCKS -- 93.1% (CONTINUED)                     MARKET VALUE
--------------------------------------------------------------------------------
            EDUCATION -- 0.6%
    50,000  Nobel Learning Communities, Inc. * ...................  $  376,500
     1,000  Strayer Education, Inc. ..............................     109,790
                                                                    ----------
                                                                       486,290
                                                                    ----------
            ELECTRONICS -- 0.9%
     5,000  Gentex Corporation ...................................     185,100
    57,881  Sparton Corporation * ................................     521,508
                                                                    ----------
                                                                       706,608
                                                                    ----------
            ENERGY & MINING -- 9.0%
     5,000  Diamond Offshore Drilling, Inc. ......................     200,250
   400,000  Input/Output, Inc. * .................................   3,536,000
   100,000  Patterson-UTI Energy, Inc. ...........................   1,945,000
    20,000  Pioneer Natural Resources Company ....................     702,000
    15,000  XTO Energy, Inc. .....................................     530,700
                                                                    ----------
                                                                     6,913,950
                                                                    ----------
            FINANCE -- INSURANCE -- 4.7%
    30,000  MBIA, Inc. ...........................................   1,898,400
   182,700  Unico American Corporation * .........................   1,717,380
                                                                    ----------
                                                                     3,615,780
                                                                    ----------
            FINANCE -- MISCELLANEOUS -- 0.6%
    10,000  H&R Block, Inc. ......................................     490,000
                                                                    ----------

            HEALTHCARE -- 9.0%
    20,000  Lincare Holdings, Inc. * .............................     853,000
    15,000  Manor Care, Inc. .....................................     531,450
    50,000  National Dentex Corporation * ........................   1,522,550
   100,000  STERIS Corporation * .................................   2,372,000
     5,000  Waters Corporation * .................................     233,950
    40,000  Young Innovations, Inc. ..............................   1,349,200
                                                                    ----------
                                                                     6,862,150
                                                                    ----------
            HOLDING COMPANIES -- 1.2%
    45,000  PICO Holdings, Inc.* .................................     934,650
                                                                    ----------

            INDUSTRIAL PRODUCTS & SERVICES -- 6.1%
    17,700  American Pacific Corporation .........................     150,627
    40,000  Balchem Corporation ..................................   1,387,600
     5,000  Dover Corporation ....................................     209,700
    15,000  Graco, Inc. ..........................................     560,250
    35,000  Maritrans, Inc. ......................................     635,950
    50,000  Simpson Manufacturing Company, Inc. ..................   1,745,000
                                                                    ----------
                                                                     4,689,127
                                                                    ----------
            LEISURE & ENTERTAINMENT -- 3.5%
    15,000  Monaco Coach Corporation .............................     308,550
    35,000  Polaris Industries, Inc. .............................   2,380,700
                                                                    ----------
                                                                     2,689,250
                                                                    ----------

================================================================================
  SHARES    COMMON STOCKS -- 93.1% (CONTINUED)                     MARKET VALUE
--------------------------------------------------------------------------------
            MISCELLANEOUS - 0.5%
    10,000  Matthews International Corporation ...................  $  368,000
                                                                    ----------

            PRINTING & PUBLISHING -- 1.5%
    10,000  Courier Corporation ..................................     519,200
    20,000  ProQuest Company * ...................................     594,000
                                                                    ----------
                                                                     1,113,200
                                                                    ----------
            REAL ESTATE -- 1.9%
    50,000  Arlington Hospitality, Inc. * ........................     149,500
    25,000  Health Care Property Investors, Inc. .................     692,250
    16,499  I. Gordon Realty Corporation * .......................     251,610
    10,000  Washington Real Estate Investment Trust ..............     338,700
                                                                    ----------
                                                                     1,432,060
                                                                    ----------
            RETAIL -- 12.1%
    25,000  Brookstone, Inc. * ...................................     488,750
   140,000  Christopher & Banks Corporation ......................   2,583,000
   100,000  Dollar Tree Stores, Inc. * ...........................   2,868,000
   100,000  Pier 1 Imports, Inc. .................................   1,970,000
    40,000  Ross Stores, Inc. ....................................   1,154,800
     5,000  Tractor Supply Company * .............................     186,050
                                                                    ----------
                                                                     9,250,600
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $52,559,931)                 $71,241,333
                                                                    ----------

================================================================================
  SHARES    OPEN-END FUNDS -- 0.0%                                 MARKET VALUE
--------------------------------------------------------------------------------
        40  Sequoia Fund (Cost $5,036) ...........................  $    6,283
                                                                    ----------

================================================================================
FACE AMOUNT REPURCHASE AGREEMENTS (1) -- 7.1%                      MARKET VALUE
--------------------------------------------------------------------------------

$5,418,645  US Bank N.A., 1.60%, dated 12/31/04, due 01/03/05 repurchase proceeds: $5,419,367 (Cost $5,418,645)....  $5,418,645
                                                                    ----------

            TOTAL INVESTMENTS -- 100.2% (Cost $57,983,612) ....... $76,666,261

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) ......    (156,622)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $76,509,639
                                                                    ==========

*    Non-income producing security.

(1) Repurchase agreement is fully collaterized by $5,418,645 FNMA, Pool # 04-39-04, 3.94%, due 05/25/34. The aggregate market value of the collateral at December 31, 2004 was $5,527,171.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
================================================================================
ASSETS
Investments, at value (cost of $57,983,612) (Note 1) ............. $76,666,261
Cash .............................................................         538
Receivable for capital shares sold ...............................     101,836
Dividends and interest receivable ................................     100,624
Other assets .....................................................      18,693
                                                                    ----------
  TOTAL ASSETS ...................................................  76,887,952
                                                                    ----------

LIABILITIES
Payable for capital shares redeemed ..............................       1,700
Payable for investment securities purchased ......................      62,843
Accrued investment advisory fees (Note 2) ........................     283,635
Payable to affiliate (Note 2) ....................................       9,200
Other accrued expenses and liabilities ...........................      20,935
                                                                    ----------
  TOTAL LIABILITIES ..............................................     378,313
                                                                    ----------

NET ASSETS ....................................................... $76,509,639
                                                                    ==========

NET ASSETS CONSIST OF:
Paid-in capital .................................................. $57,932,246
Distributions in excess of net realized gains ....................    (105,256)
Net unrealized appreciation on investments .......................  18,682,649
                                                                    ----------
NET ASSETS ....................................................... $76,509,639
                                                                    ==========

Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) ...............................   2,829,665
                                                                    ==========

Net asset value and offering price per share (a) ................. $     27.04
                                                                    ==========

(a)  Redemption price varies based on length of time held (Note 1).

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
================================================================================
INVESTMENT INCOME
Dividends ........................................................ $   653,671
Interest .........................................................      31,523
                                                                    ----------
  TOTAL INCOME ...................................................     685,194
                                                                    ----------

EXPENSES
Investment advisory fees (Note 2) ................................   1,044,950
Administration, accounting and transfer agent fees (Note 2) ......     104,719
Trustees' fees and expenses ......................................      26,050
Registration fees ................................................      22,264
Legal and audit fees .............................................      18,811
Custodian fees ...................................................      12,095
Postage and supplies .............................................       9,077
Reports to shareholders ..........................................       6,708
Compliance service fees ..........................................       7,748
Insurance expense ................................................       7,375
Other expenses ...................................................      10,270
                                                                    ----------
  TOTAL EXPENSES .................................................   1,270,067
                                                                    ----------
NET INVESTMENT LOSS ..............................................    (584,873)
                                                                    ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ..................  11,755,181
  Net change in unrealized appreciation/(depreciation)
    on investments ...............................................   2,881,647
                                                                    ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .................  14,636,828
                                                                    ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................... $14,051,955
                                                                    ==========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                     YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31, DECEMBER 31,
                                                         2004         2003
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ..............................   $(584,873)   $(362,607)
  Net realized gains from security transactions ....  11,755,181    5,874,835
  Net change in unrealized appreciation/
   (depreciation) on investments ...................   2,881,647   11,448,186
                                                       ---------   ----------
  Net increase in net assets from operations .......  14,051,955   16,960,414
                                                       ---------   ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains on investments ........... (10,973,068)  (4,924,240)
                                                       ---------   ----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................  24,713,497   19,614,500
  Reinvestment of distributions to shareholders ....   9,828,308    4,379,217
  Payments for shares redeemed ..................... (20,702,942) (20,699,160)
                                                       ---------   ----------
Net increase in net assets from capital
  share transactions ...............................  13,838,863    3,294,557
                                                       ---------   ----------

TOTAL INCREASE IN NET ASSETS .......................  16,917,750   15,330,731

NET ASSETS
  Beginning of year ................................  59,591,889   44,261,158
                                                       ---------   ----------
  End of year ......................................$ 76,509,639 $ 59,591,889
                                                       ---------   ----------

SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold ......................................     876,236      880,141
  Shares issued in reinvestment of distributions
    to shareholders ................................     365,637      169,474
  Shares redeemed ..................................    (718,682)    (934,379)
                                                       ---------   ----------
  Net increase in shares outstanding ...............     523,191      115,236
  Shares outstanding, beginning of year ............   2,306,474    2,191,238
                                                       ---------   ----------
  Shares outstanding, end of year ..................   2,829,665    2,306,474
                                                       =========   ==========

See notes to financial statements.


SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================
                                            YEAR      YEAR      YEAR      YEAR     YEAR
                                            ENDED     ENDED     ENDED     ENDED    ENDED
                                           DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31, DEC. 31,
                                             2004      2003      2002      2001     2000
---------------------------------------------------------------------------------------------
Net asset value at beginning of year ...   $ 25.84   $ 20.20   $ 23.74   $ 20.62   $ 19.74
                                           -------   -------   -------   -------   -------

Income (loss) from investment operations:
  Net investment loss ..................     (0.21)    (0.16)    (0.21)    (0.12)    (0.01)
  Net realized and unrealized gains (losses)
    on investments .....................      6.02      8.10     (3.33)     5.91      1.84
                                           -------   -------   -------   -------   -------
Total from investment operations .......      5.81      7.94     (3.54)     5.79      1.83
                                           -------   -------   -------   -------   -------

Less distributions:
  From net realized gains on investments     (4.61)    (2.30)       --     (2.67)    (0.92)
  In excess of net realized gains
    on investments .....................         --       --        --        --     (0.03)
                                           -------   -------   -------   -------   -------
Total distributions ....................     (4.61)    (2.30)       --     (2.67)    (0.95)
                                           -------   -------   -------   -------   -------

Net asset value at end of year .........   $ 27.04   $ 25.84   $ 20.20   $ 23.74   $ 20.62
                                           =======   =======   =======   =======   =======

Total return (a) .......................      22.6%     39.3%    (14.9)%    28.1%      9.3%
                                           =======   =======   =======   =======   =======

Ratios/Supplementary Data:

Net assets at end of year (000's) ......   $76,510   $59,592   $44,261   $50,031   $35,949
                                           =======   =======   =======   =======   =======

Ratio of expenses to average net assets       1.82%     1.89%     1.95%     2.04%     2.10%

Ratio of net investment loss to
  average net assets ...................     (0.84)%   (0.73)%   (0.98)%   (0.62)%   (0.06)%

Portfolio turnover rate ................        83%       74%      103%      103%       70%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for more detailed information regarding the investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a 1% contingent deferred sales load if redeemed within one year of their purchase.

The following is a summary of significant  accounting  policies  followed by the
Fund:

     (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange (NYSE) on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the NYSE on the day of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing primarily capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.


     (b) INCOME TAXES -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

================================================================================

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

     The tax character of distributable earnings at December 31, 2004 was as follows:

          Distributions in excess of net realized gains   $     (5,049)

          Unrealized appreciation                           18,582,442
                                                           -----------
          Total distributable earnings                    $ 18,577,393
                                                           ===========


     For federal income tax purposes, the cost of portfolio investments amounted to $58,083,819 at December 31, 2004. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

          Gross unrealized appreciation                   $ 18,730,654

          Gross unrealized depreciation                       (148,212)
                                                           -----------
          Net unrealized appreciation                     $ 18,582,442
                                                           ===========

     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America (GAAP).

     For the year ended December 31, 2004, the Fund reclassified its net investment loss of $584,873 against distributions in excess of net realized gains on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

     (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                      Long-Term       Long-Term
                        Ordinary       Capital         Capital        Total
Period Ended            Income       Gains (20%)     Gains (15%)   Distributions
--------------------------------------------------------------------------------
December 31, 2004    $ 2,093,053     $       --     $8,880,015     $10,973,068
December 31, 2003    $   259,837     $1,008,267     $3,656,136     $ 4,924,240

================================================================================
     (e) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund's policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement.

     (f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). Certain other officers of the Fund are officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. During the fiscal year ended December 31, 2004, the Adviser received from the Fund a quarterly fee equal to the annual rate of 1.5% of its average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million. Effective February 1, 2005, the Adviser receives from the Fund a quarterly fee equal to the annual rate of 1.25% of its average daily net assets up to $100 million and 1% of such assets in excess of $100 million.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of its average daily net assets, subject to a minimum monthly fee of $4,000. For the year ended December 31, 2004, the Fund paid $104,719 to Ultimus for mutual fund services.

Schwartz Fund Distributors, Inc. (SFD) served as the principal underwriter for the distribution of shares of the Fund. During the year ended December 31, 2004, SFD collected $3,941 in contingent deferred sales loads on redemptions of Fund shares. Effective January 1, 2005, SFD ceased serving as the Fund's principal underwriter and Ultimus Fund Distributors, LLC, an affiliate of Ultimus, assumed the role of principal underwriter for the Fund.

================================================================================
3.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $55,252,924 and $55,492,765, respectively.

4. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

SCHWARTZ VALUE FUND
REPORT OF INDEPENDENT  REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Trustees
Schwartz Value Fund

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 11, 2005

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                 Position Held        Length of
Trustee                        Address                  Age      with the Trust      Time Served
-------------------------------------------------------------------------------------------------
John E. Barnds                 640 Lakeside              72      Trustee             Since 2005
                               Birmingham, MI

Peter F. Barry                 3707 W. Maple Road,       77      Trustee             Since 2004
                               Bloomfield Hills, MI

Donald J. Dawson, Jr.          333 W. Seventh Street,    57      Trustee             Since 1993
                               Royal Oak, MI

Fred A. Erb                    800 Old North Woodward,   81      Trustee Emeritus    Since 1994
                               Birmingham, MI

**Bowie K. Kuhn                136 Teal Pointe Lane,     78      Trustee             Since 2001
                               Ponta Vedra Beach, FL

John J. McHale                 2014 Royal Fern Court,    83      Trustee Emeritus    Since 1993
                               Palm City, FL

Sidney F. McKenna              1173 Banbury Circle,      82      Trustee Emeritus    Since 1993
                               Bloomfield Hills, MI

*Gregory J. Schwartz           3707 W. Maple Road,       63      Chairman of the     Since 1992
                               Bloomfield Hills, MI              Board

*George P. Schwartz, CFA       3707 W. Maple Road,       60      President/Trustee   Since 1992
                               Bloomfield Hills, MI

*Richard L. Platte, Jr., CFA   3707 W. Maple Road,        53     Vice President      Since 1993
                               Bloomfield Hills, MI              and Secretary

*Timothy S. Schwartz           3707 W. Maple Road,       33      Treasurer           Since 2000
                               Bloomfield Hills, MI

Cynthia M. Dickinson           3707 W. Maple Road,       45      Chief Compliance    Since 2004
                               Bloomfield Hills, MI              Officer

*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

** Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board, a committee of individuals whose responsibilities relate to the Ave Maria Mutual Funds, which are other series of the Trust.

Each Trustee oversees four portfolios of the Trust: the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Bond Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(CONTINUED)
================================================================================
John E. Barnds is retired First Vice President of National Bank of Detriot.

Peter F. Barry is retired President of Cadillac Rubber & Plastics Company (a manufacturer of rubber and plastics components).

Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

Sidney F. McKenna is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

Gregory J. Schwartz is Chairman of Gregory J. Schwartz & Co., the Trust's primary selling agent.

George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

Richard L. Platte, Jr., CFA is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz is Vice President and Treasurer of Schwartz Investment Counsel, Inc.

Cynthia M. Dickinson

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-726-0753.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended December 31, 2004. On December 29, 2004, the Fund declared and paid a short-term capital gain distribution of $0.8800 per share and a long-term capital gain distribution of $3.7335 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2004, both the short-term capital gain distribution of $0.8800 per share and the long-term capital gain distribution of $3.7335 may be subject to a maximum tax rate of 15%. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2004 calendar year early in 2005.

SCHWARTZ VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including contingent deferred sales load, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a front-end sales load. However, a contingent deferred sales load of 1% is applied if you redeem within one year of your purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

SCHWARTZ VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                     Beginning       Ending
                                   Account Value  Account Value   Expenses Paid
                                   July 1, 2004   Dec. 31, 2004   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $1,121.80        $9.65
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00        $1,016.04        $9.17
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.81% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
================================================================================
Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing - purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. SVF purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

BOARD OF TRUSTEES
John E. Barnds
Peter F. Barry
Donald J. Dawson, Jr.
Fred A. Erb, Emeritus
Bowie K. Kuhn
John J. McHale, Emeritus
Sidney F. McKenna, Emeritus
George P. Schwartz, CFA

OFFICERS
Gregory J. Schwartz, Chairman
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Craig J. Hunt, Assistant Vice President

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
ULTIMUS  FUND  DISTRIBUTORS,  LLC
225  Pictoria  Drive,  Suite  450
Cincinnati, Ohio 45246

PRIMARY SELLING AGENT
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
180 N. Stetson Ave
Chicago, IL 60606

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-726-0753., or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-726-0753, or on the SEC's website HTTP://WWW.SEC.GOV.

                            SCHWARTZ INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          ----------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
          reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001


          (b) Bylaws--Filed herewith


          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d) (i) Advisory Agreement (with respect to the Schwartz Value Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

               (ii)Advisory  Agreement  (with respect to the Ave Maria  Catholic
                    Values Fund) with Schwartz Investment Counsel, Inc. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on May 1, 2001

               (iii)Investment  Management  Agreement  (with  respect to the Ave
                    Maria Bond Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

               (iv)Investment  Management  Agreement  (with  respect  to the Ave
                    Maria Growth Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

               (v)  Sub-Advisory Agreement (with respect to the Ave Maria Growth
                    Fund) with JLB & Associates, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003


               (vi)Form of  Advisory  Agreement  (with  respect to the Ave Maria
                    Rising Dividend Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

          (e)  (i)  Distribution   Agreement  with  Ultimus  Fund  Distributors,
                    LLC--Filed herewith

               (ii)Form of Dealer's  Agreement--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003


          (f)  Inapplicable


          (g)  Custody Agreement with US Bank, N.A.--Filed herewith


          (h)  (i) Mutual Fund Services  Agreement with Ultimus Fund  Solutions,
                    LLC--Incorporated   herein   by  reference  to  Registrant's
                    Post-Effective Amendment No. 16 filed on April 30, 2003

               (ii)Expense  Limitation  Agreement (with respect to the Ave Maria
                    Bond Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

               (iii)Expense Limitation  Agreement (with respect to the Ave Maria
                    Growth Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

               (iv) Form of Expense  Limitation  Agreement (with respect to  the
                    Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Filed herewith


          (j) Independent Registered Public Accounting Firm's Consent--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

          (m) Shareholder Servicing Plan--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

          (n) Rule 18f-3 Multi-Class Plan--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 filed on April 30, 2003

          (o)  Reserved


          (p)  (i) Code of Ethics of Registrant--Filed herewith
               (ii) Code of Ethics of Schwartz Investment  Counsel,  Inc.--Filed
                    herewith
               (iii)Code of Ethics of  Ultimus  Fund  Distributors,  LLC--Filed
                    herewith
               (iv) Code of Ethics of JLB & Associates, Inc.--Filed herewith

       (Other) (i)  Power of  Attorney  for  Donald J. Dawson, Jr.--Incorporated
                    herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001
               (ii)Power of Attorney  for Peter F.  Barry--Incorporated  herein by reference to Registrant's Post-Effective Amendment No. 17 filed on March 31, 2004
               (iii)Power of Attorney for John E. Barnds--Filed herewith


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.


          The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Sub-Advisory Agreement with JLB & Associates, Inc. (the "Sub-Adviser") provide that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the  Agreement,  or in  accordance  with (or in the  absence of)
          specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Sub-Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.


          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


          Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless
          (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by
          (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met:
          (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          The Adviser has been registered as an investment adviser since 1988 and has assets under management of over $600 million as of December 31, 2004. The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:


               (i) Gregory J. Schwartz--President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc. (an investment banking firm)
               (ii) George P. Schwartz--None
               (iii) Richard L. Platte, Jr.--None
               (iv) Gregory R. Heilman--Prior to August 2003, Vice President and
                    Portfolio Manager with Gries Financial LLC, a registered investment adviser
               (v)  Timothy S. Schwartz--None

               (vi) Robert M. Dailey--None
               (vii) Becky S. Renaud--None

          The business address of the Adviser and of each director and officer of the Adviser is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

          The Sub-Adviser has been registered as an investment adviser since 1983 and has assets under management of approximately $270 million as of December 31, 2004. The directors and executive officers of the Sub-Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:


               (i)  James L. Bashaw--None
               (ii) James E. Bashaw--None


          The business address of the Sub-Adviser and of each director and executive officer of the Sub-Adviser is 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170.


Item 27.  Principal Underwriters
          ----------------------

          (a) The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

               Williamsburg Investment Trust       The GKM Funds
               The Shepherd Street Funds, Inc.     The Arbitrage Funds
               Hussman Investment Trust            Profit Funds Investment Trust
               Veracity Funds                      Oak Value Trust
               Hillier Funds Trust                 TFS Capital Investment Trust
               The Berwyn Funds

                                    Position with                   Position with
          (b)  Name                 Distributor                     Registrant
               ----------------     --------------                  -------------
               Robert G. Dorsey     President/Managing Director     Assistant Secretary
               Mark J. Seger        Treasurer/Managing Director     Assistant Treasurer
               John F. Splain       Secretary/Managing Director     Assistant Secretary
               Theresa M. Bridge    Vice President                  Assistant Treasurer
               Wade R. Bridge       Vice President                  None
               Steven F. Nienhaus   Vice President                  None

          The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
------------------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or at the offices of the Registrant's transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.


Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------
          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 15th day of February, 2005.

                                              SCHWARTZ INVESTMENT TRUST

                                              By:  /s/  George P. Schwartz
                                                   --------------------------
                                                   George P. Schwartz, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                                   Title                           Date
/s/  Gregory J. Schwartz                             Chairman of the Board and       February 15, 2005
----------------------------------------------       Trustee
Gregory J. Schwartz


/s/  George P. Schwartz                              President and Trustee           February 15, 2005
----------------------------------------------       (Chief Executive Officer)
George P. Schwartz


/s/  Timothy S. Schwartz                             Treasurer                       February 15, 2005
----------------------------------------------       (Chief Financial Officer)
Timothy S. Schwartz


----------------------------------------------       Trustee                         /s/ George P. Schwartz
Peter F. Barry*                                                                      -----------------------
                                                                                     George P. Schwartz
                                                                                     Attorney-in-fact*
----------------------------------------------       Trustee                         February 15, 2005
Donald J. Dawson, Jr.*


----------------------------------------------       Trustee
John E. Barnds*

                                INDEX TO EXHIBITS
                                -----------------

   Item 23(b)                Bylaws

   Item 23(d)(i)             Advisory Agreement (with  respect  to  the Schwartz
                             Value Fund)

   Item 23(d)(iv) Form of Advisory Agreement (with respect to the Ave Maria Rising Dividend Fund)

   Item 23(e)(i)             Distribution Agreement

   Item 23(g)                Custody Agreement

   Item 23(h)(iv) Form of Expense Limitation Agreement (with respect to the Ave Maria Rising Dividend Fund)

   Item 23(i) Opinion and Consent of Counsel relating to Issuance of Shares

   Item 23(j)                Independent  Registered  Public  Accounting  Firm's
                             Consent

   Item 23(p)(i)             Code of Ethics of Registrant
        23(p)(ii)            Code of Ethics of Schwartz Investment Counsel, Inc.
        23(p)(iii)           Code of Ethics of Ultimus Fund Distributors, LLC
        23(p)(iv)            Code of Ethics of JLB & Associates, Inc.

   (Other)                   Power of Attorney for John E. Barnds